UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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☐	Soliciting Material Pursuant to §240.14a-12
Abbott Laboratories
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Abbott Laboratories
100 Abbott Park Road
Abbott Park, Illinois 60064-6400 U.S.A.

On the Cover: PediaSure
Mariana Pinto, Rio de Janerio, Brazil

Five-year-old Mariana Pinto spends hours playing. In order to keep her energy up, she relies on PediaSure formula, a complete, balanced source of nutrition, providing the extra calories, plus the protein, vitamins and minerals needed for healthy growth. PediaSure products come in a variety of "kid approved" flavors.

Your Vote
Is Important

Please sign and promptly return your proxy in the enclosed envelope or vote your shares by telephone or using the Internet.

Notice of Annual Meeting
of Shareholders

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2009

The Annual Meeting of the Shareholders of Abbott Laboratories will be held at Abbott's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois, on Friday, April 24, 2009, at 9:00 a.m. for the following purposes:

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  To elect 13 directors to hold office until the next Annual Meeting or until their successors are elected (Item 1 on the proxy card),

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  To approve the adoption of the Abbott Laboratories 2009 Incentive Stock Program (Item 2 on the proxy card),

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  To approve the adoption of the Abbott Laboratories 2009 Employee Stock Purchase Plan for Non-U.S. Employees (Item 3 on the proxy card),

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  To ratify the appointment of Deloitte & Touche LLP as auditors of Abbott for 2009 (Item 4 on the proxy card), and

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  To transact such other business as may properly come before the meeting, including consideration of three shareholder proposals, if presented at the meeting (Items 5, 6, and 7 on the proxy card).

The board of directors recommends that you vote FOR Items 1, 2, 3, and 4 on the proxy card.

The board of directors recommends that you vote AGAINST Items 5, 6, and 7 on the proxy card.

The close of business February 25, 2009 has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting.

Abbott's 2009 Proxy Statement and 2008 Annual Report to Shareholders are available at www.abbott.com/proxy. If you are a registered shareholder, you may access your proxy card, by either:

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  Going to the following Web site: www.investorvote.com, entering the information requested on your computer screen and then following the simple instructions, or

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  Calling (in United States and Canada), toll free 1-800-652-VOTE (8683) on a touch tone telephone, and following the simple instructions provided by the recorded message.

Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form on the back cover, and an admission card will be sent to you. Due to space limitations, reservation forms must be received before April 17, 2009. Each admission card, along with photo identification, admits one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

By order of the board of directors.

LAURA J. SCHUMACHER
 Secretary

March 13, 2009

Reservation Form for Annual Meeting	Back Cover

Abbott Laboratories
Proxy Statement

Solicitation of Proxies

The accompanying proxy is solicited on behalf of the board of directors for use at the Annual Meeting of Shareholders. The meeting will be held on April 24, 2009, at Abbott's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about March 13, 2009.

Information about the Annual Meeting

Who Can Vote

Shareholders of record at the close of business on February 25, 2009 will be entitled to notice of and to vote at the Annual Meeting. As of January 31, 2009, Abbott had 1,545,382,675 outstanding common shares, which are Abbott's only outstanding voting securities. All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters.

Cumulative Voting

Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Nominees who receive the greatest number of votes will be elected. If you wish to cumulate your votes, you must sign and mail in your proxy card or attend the Annual Meeting.

Voting by Proxy

All of Abbott's shareholders may vote by mail or at the Annual Meeting. The bylaws provide that a shareholder may authorize no more than two persons as proxies to attend and vote at the meeting. Most of Abbott's shareholders may also vote their shares by telephone or the Internet. If you vote by telephone or the Internet, you do not need to return your proxy card. The instructions for voting by telephone or the Internet can be found with your proxy card.

Revoking a Proxy

You may revoke your proxy by voting in person at the Annual Meeting or, at any time prior to the meeting:

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by delivering a written notice to the secretary of Abbott,

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by delivering an authorized proxy with a later date, or

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by voting by telephone or the Internet after you have given your proxy.

Discretionary Voting Authority

Unless authority is withheld in accordance with the instructions on the proxy, the persons named in the proxy will vote the shares covered by proxies they receive to elect the 13 nominees named in Item 1 on the proxy card. Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the board of directors, or for fewer than 13 nominees if, in the judgment of the proxy holders, such action is necessary or desirable. The persons named in the proxy may also decide to vote shares cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all), although they have no present intention of doing so.

Where a shareholder has specified a choice for or against the approval of the Abbott Laboratories 2009 Incentive Stock Program, the approval of the Abbott Laboratories 2009 Employee Stock Purchase Plan for Non-U.S. Employees, the ratification of the appointment of Deloitte & Touche LLP as auditors, or the approval of a shareholder proposal, or where the shareholder has abstained on these matters, the shares represented by the proxy will be voted (or not voted) as specified. Where no choice has been specified, the proxy will be voted FOR the approval of the Abbott Laboratories 2009 Incentive Stock Program, the approval of the Abbott Laboratories 2009 Employee Stock Purchase Plan for Non-U.S. Employees, and the ratification of Deloitte & Touche LLP as auditors and AGAINST the shareholder proposals.

With the exception of matters omitted from this proxy statement pursuant to the rules of the Securities and Exchange Commission, the board of directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

Quorum and Vote Required to Approve Each Item on the Proxy

A majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders with respect to that matter.

Effect of Broker Non-Votes and Abstentions

A proxy submitted by an institution such as a broker or bank that holds shares for the account of a beneficial owner may indicate that all or a portion of the shares represented by that proxy are not being voted with respect to a particular matter. This could occur, for example, when the broker or bank is not permitted to vote those shares in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on those matters, although these shares may be considered present and entitled to vote for other purposes. Brokers and banks have discretionary authority to vote shares in absence of instructions on matters the New York Stock Exchange considers "routine", such as the election of directors and the ratification of the appointment of the auditors. They do not have discretionary authority to vote shares in absence of instructions on "non-routine" matters. The approval of the adoption of the Abbott Laboratories 2009 Incentive Stock Program, the Abbott Laboratories 2009 Employee Stock Purchase Plan for Non-U.S. Employees, and the shareholder proposals are all considered "non-routine" matters. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting. Shares represented by proxies which are present and entitled to vote on a matter but which have elected to abstain from voting on that matter will have the effect of votes against that matter.

Inspectors of Election

The inspectors of election and the tabulators of all proxies, ballots, and voting tabulations that identify shareholders are independent and are not Abbott employees.

Cost of Soliciting Proxies

Abbott will bear the cost of making solicitations from its shareholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may be solicited by mail, telephone, Internet, or in person by directors, officers, or employees of Abbott and its subsidiaries.

Abbott has retained Georgeson Inc. to aid in the solicitation of proxies, at an estimated cost of $17,500 plus reimbursement for reasonable out-of-pocket expenses.

Abbott Laboratories Stock Retirement Plan

Participants in the Abbott Laboratories Stock Retirement Plan will receive a voting instruction card for their shares held in the Abbott Laboratories Stock Retirement Trust. The Stock Retirement Trust is administered by both a trustee and an investment committee. The trustee of the Trust is Mercer Fiduciary Trust Company. The members of the investment committee are William J. Chase, Stephen R. Fussell, and William H. Preece, Jr., employees of Abbott. The voting power with respect to the shares is held by and shared between the investment committee and the participants. The investment committee must solicit voting instructions from the participants and follow the voting instructions it receives. The investment committee may use its own discretion with respect to those shares for which no voting instructions are received.

Confidential Voting

It is Abbott's policy that all proxies, ballots, and voting tabulations that reveal how a particular shareholder has voted be kept confidential and not be disclosed, except:

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where disclosure may be required by law or regulation,

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where disclosure may be necessary in order for Abbott to assert or defend claims,

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where a shareholder provides comments with a proxy,

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where a shareholder expressly requests disclosure,

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to allow the inspectors of election to certify the results of a vote, or

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in other limited circumstances, such as a contested election or proxy solicitation not approved and recommended by the board of directors.

Information Concerning Nominees for Directors (Item 1 on Proxy Card)

Thirteen directors are to be elected to hold office until the next Annual Meeting or until their successors are elected. All of the nominees are currently serving as directors. Dr. Robert J. Alpern was recommended for election by the nominations and governance committee.

Nominees for Election as Directors

Robert J. Alpern, M.D.                                    Age 58                        Director since 2008

Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine,
New Haven, Connecticut

Dr. Robert Alpern has served as the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine since June 2004. From July 1998 to June 2004, Dr. Alpern was the Dean of The University of Texas Southwestern Medical Center. He joined the faculty of The University of Texas Southwestern Medical Center in 1987 as Associate Professor and Chief of the Division of Nephrology. Dr. Alpern also served as Professor of Internal Medicine and held the Ruth W. and Milton P. Levy, Sr. Chair in Molecular Nephrology and the Atticus James Gill, M.D. Chair in Medical Science, while on the faculty of The University of Texas Southwestern Medical Center. Dr. Alpern served on the Scientific Advisory Board of Ilypsa from 2004 until 2007 and since 2007 has served on the Scientific Advisory Board of Relypsa. Dr. Alpern also serves as a Director on the Board of Yale – New Haven Hospital.

Roxanne S. Austin                                           Age 48                        Director since 2000

President, Austin Investment Advisors, Newport Coast, California (Private Investment and Consulting Firm)

Mrs. Austin is the president of Austin Investment Advisors, a private investment and consulting firm. Prior to that, she served as president and chief operating officer of DIRECTV, Inc. from June 2001 to December 2003. She also served as executive vice president of Hughes Electronics Corporation and as a member of its executive committee until December 2003. From 1997 to June 2001, Mrs. Austin was the corporate senior vice president and chief financial officer of Hughes Electronics Corporation. Prior to joining Hughes in 1993, Mrs. Austin was a partner at the accounting firm Deloitte & Touche. Mrs. Austin earned her B.B.A. degree in accounting from the University of Texas at San Antonio. She serves on the board of trustees of the California Science Center. Mrs. Austin serves on the board of directors of Target Corporation, Teledyne Technologies Inc., and Telefonaktiebolaget LM Ericsson (LM Ericsson Telephone Company).

William M. Daley                                               Age 60                        Director since 2004

Head of the Office of Corporate Social Responsibility and Chairman of the Midwest, JPMorgan Chase & Co., Chicago, Illinois (Banking and Financial Services Company)

Mr. Daley has served as the senior executive of the Midwest region and serves on the JPMorgan Chase & Co. Executive Committee and on its International Council since May 2004. He served as president, SBC Communications, Inc. (diversified telecommunications) from December 2001 to May 2004. Mr. Daley was vice chairman of Evercore Capital Partners L.P. from January to November 2001. From June to December 2000, Mr. Daley served as chairman of Vice President Albert Gore's 2000 presidential election campaign. Mr. Daley served as the U.S. Secretary of Commerce from January 1997 to June 2000. Mr. Daley serves on the board of directors of The Boeing Company, The Art Institute of Chicago, Joffrey Ballet of Chicago, Loyola University of Chicago, Northwestern Memorial Hospital, and Northwestern University. He also sits on the Council on Foreign Relations. Mr. Daley is a graduate of Loyola University in Chicago and of John Marshall Law School.

W. James Farrell                                              Age 66                        Director since 2006

Retired Chairman and Chief Executive Officer of Illinois Tool Works Inc., Glenview, Illinois
(Worldwide Manufacturer of Highly Engineered Products and Specialty Systems)

Mr. Farrell served as the chairman of Illinois Tool Works Inc. from 1996 to 2006 and as its chief executive officer from 1995 to 2005. He serves on the board of directors of Allstate Insurance Company, UAL Corporation, and 3M.

H. Laurance Fuller                                           Age 70                        Director since 1988

Retired Co-Chairman of the Board, BP Amoco, p.l.c., London, United Kingdom
(Integrated Petroleum and Chemicals Company)
Mr. Fuller was elected president of Amoco Corporation in 1983 and chairman and chief executive officer in 1991. As the result of the merger of British Petroleum, p.l.c. and Amoco effective December 31, 1998, he became co-chairman of BP Amoco, p.l.c. He retired from that position in April 2000. He is a director of Cabot MicroElectronics Corporation and The Nature Conservancy of South Carolina, and a life trustee of The Orchestral Association and presidential counselor of Cornell University.

William A. Osborn                                            Age 61                        Director since 2008

Chairman and former Chief Executive Officer of Northern Trust Corporation (a multibank holding company) and The Northern Trust Company, Chicago, Illinois (Banking Services Company)

Mr. Osborn has been chairman of Northern Trust Corporation since 1995 and served as its chief executive officer from 1995 through 2007. Mr. Osborn is a director of Caterpillar Inc. and Tribune Company. He is a member of the Board of Trustees of the Museum of Science and Industry, Northwestern University, and Northwestern Memorial HealthCare and serves as chairman of the Chicago Symphony Orchestra Association. He holds a B.A. degree and an M.B.A. degree from Northwestern University.

The Rt. Hon. Lord Owen CH FRCP                  Age 70                         Director since 1996

Chairman of Europe Steel, Ltd., London, United Kingdom (International Trader in Steel Products)

David Owen is a British subject. He was a neurologist and Research Fellow on the Medical Unit of St. Thomas' Hospital, London, from 1962 through 1968 and a member of Parliament for Plymouth in the House of Commons from 1966 until he retired in May of 1992. In 1992, he was created a Life Peer and a Member of the House of Lords. In August of 1992, the European Union appointed him Co-Chairman of the International Conference on Former Yugoslavia. He stepped down in June of 1995. He was chairman of Global Natural Energy p.l.c. (an owner and operator of gasoline retailing sites) from 1995 to 2006. Lord Owen was Secretary for Foreign and Commonwealth Affairs from 1977 to 1979 and Minister of Health from 1974 to 1976.

W. Ann Reynolds, Ph.D.                                  Age 71                         Director since 1980

Former President, The University of Alabama at Birmingham, Birmingham, Alabama

Dr. Reynolds served as the president of The University of Alabama at Birmingham from 1997 to 2002 and as director of its Center for Community Outreach and Development from 2002 through 2003. From 1990 to 1997, Dr. Reynolds served as chancellor of The City University of New York. Prior to that, she served as chancellor of The California State University system, provost of The Ohio State University and associate vice chancellor for research and dean of the graduate college of the University of Illinois Medical Center, Chicago. She also held appointments as professor of anatomy, research professor of obstetrics and gynecology, and acting associate dean for academic affairs at the University of Illinois College of Medicine. Dr. Reynolds is a graduate of Emporia State University (Kansas) and holds M.S. and Ph.D. degrees in zoology from the University of Iowa. She is also a director of Humana Inc., Owens-Corning, Life Technologies Corporation, and the News-Gazette, Champaign, Illinois.

Roy S. Roberts                                                  Age 69                        Director since 1998

Managing Director, Reliant Equity Investors, Chicago, Illinois (Venture Capital Firm)

Mr. Roberts has served as managing director of Reliant Equity Investors since September 2000. Mr. Roberts retired from General Motors in April 2000. At the time of his retirement, he was group vice president for North American Vehicle Sales, Service and Marketing of General Motors Corporation, having been elected to that position in October 1998. Prior to that time, he was vice president and general manager in charge of Field Sales, Service and Parts for the Vehicle Sales, Service and Marketing Group from August 1998 to October 1998, general manager of the Pontiac-GMC Division from February 1996 to October 1998, and general manager of the GMC Truck Division from October 1992 to February 1996. Mr. Roberts first joined General Motors Corporation in 1977 and became a corporate officer of General Motors Corporation in April 1987. Mr. Roberts earned a bachelor's degree from Western Michigan University. He also completed the Executive Development Program at Harvard Business School. He serves as a director of Burlington Northern Santa Fe Corporation, as Trustee Emeritus at Western Michigan University, and as past president and on the National Board of Directors for the Boy Scouts of America.

Samuel C. Scott III                                            Age 64                        Director since 2007

Chairman, President and Chief Executive Officer of Corn Products International, Inc., Westchester, Illinois
(A Corn Refining Company)

Mr. Scott has served as chairman, president and chief executive officer of Corn Products International since 1997. He was president of the Corn Refining Division of CPC International from 1995 through 1997, when CPC International spun off Corn Products International as a separate corporation. Mr. Scott serves on the board of directors of Bank of New York, Motorola, Inc., Accion International, the Chicago Council on Foreign Relations and Chicago Urban League. He also serves as a trustee of The Conference Board. Mr. Scott graduated from Fairleigh Dickinson University.

William D. Smithburg                                       Age  70                        Director since 1982

Retired Chairman, President and Chief Executive Officer, The Quaker Oats Company, Chicago, Illinois (Worldwide Food Manufacturer and Marketer of Beverages and Grain-Based Products)

Mr. Smithburg retired from Quaker Oats in October 1997. Mr. Smithburg joined Quaker Oats in 1966 and became president and chief executive officer in 1981, and chairman and chief executive officer in 1983 and also served as president from November 1990 to January 1993 and again from November 1995. Mr. Smithburg was elected to the Quaker board in 1978 and served on its executive committee until he retired. He is a director of Smurfit-Stone Container Corporation, Northern Trust Corporation, and Corning Incorporated. He is a member of the board of trustees of Northwestern University. Mr. Smithburg earned a B.S. degree from DePaul University and an M.B.A. degree from Northwestern University.

Glenn F. Tilton                                                   Age 60                        Director since 2007

Chairman, President and Chief Executive Officer of UAL Corporation, Elk Grove Township, Illinois (Holding Company) and United Air Lines, Inc., a wholly owned subsidiary of UAL Corporation (Air Transportation)

Mr. Tilton has been chairman, president and chief executive officer of UAL Corporation and United Air Lines, Inc., a wholly owned subsidiary of UAL Corporation since September 2002. From October 2001 to August 2002, he served as vice chairman of Chevron Texaco Corporation (global energy). In addition, from May 2002 to September 2002 he served as non-executive chairman of Dynegy, Inc. (energy). From February to October 2001 he served as chairman and chief executive officer of Texaco Inc. (global energy). He currently serves as the chairman of the board of directors of the Air Transport Association, and is a member of the U.S. Travel and Tourism Advisory Board. He also serves on the board of the directors of Northwestern Memorial Hospital and on the board of trustees for the Field Museum and the Museum of Science and Industry.

Miles D. White                                                 Age 54                        Director since 1998

Chairman of the Board and Chief Executive Officer, Abbott Laboratories

Mr. White has served as Abbott's chairman of the board and chief executive officer since 1999. He served as an executive vice president of Abbott from 1998 to 1999, as senior vice president, diagnostics operations from 1994 to 1998, and as vice president, diagnostics systems operations from 1993 to 1994. Mr. White joined Abbott in 1984. He received both his bachelor's degree in mechanical engineering and M.B.A. degree from Stanford University. He serves on the board of trustees of The Culver Educational Foundation, The Field Museum in Chicago, and Northwestern University. He serves as a director of Motorola Inc.

The Board of Directors and its Committees

The Board of Directors

The board of directors held nine meetings in 2008. The average attendance of all incumbent directors at board and committee meetings in 2008 was 94 percent. Abbott encourages its board members to attend the annual shareholders meeting. Last year, all of Abbott's directors attended the annual shareholders meeting.

The board has determined that each of the following directors is independent in accordance with the New York Stock Exchange listing standards: R. J. Alpern, R. S. Austin, W. M. Daley, W. J. Farrell, H. L. Fuller, W. A. Osborn, D. A. L. Owen, B. Powell Jr., W. A. Reynolds, R. S. Roberts, S. C. Scott III, W. D. Smithburg, and G. F. Tilton. To determine independence, the board applied the categorical standards attached as Exhibit A to this proxy statement. The board also considered whether a director has any other material relationships with Abbott or its subsidiaries and concluded that none of these directors had a relationship that impaired the director's independence. This included consideration of the fact that some of the directors are officers or serve on boards of companies or entities to which Abbott sold products or made contributions or from which Abbott purchased products and services during the year. In making its determination, the board relied on both information provided by the directors and information developed internally by Abbott.

The chairman of the nominations and governance committee acts as lead director to facilitate communication with the board and presides over regularly conducted executive sessions of the independent directors or sessions where the chairman of the board is not present. It is the role of the lead director to review and approve matters, such as agenda items, schedule sufficiency, and, where appropriate, information provided to other board members. The lead director is chosen by and from the independent members of the board of directors, and serves as the liaison between the chairman and the independent directors; however, all directors are encouraged to, and in fact do, consult with the chairman on each of the above topics as well. The lead director, and each of the other directors, communicates regularly with the chairman and chief executive officer regarding appropriate agenda topics and other board related matters.

Committees of the Board of Directors

The board of directors has five committees established in Abbott's bylaws: the executive committee, audit committee, compensation committee, nominations and governance committee, and public policy committee. Each of the members of the audit committee, compensation committee, nominations and governance committee, and public policy committee is independent.

The executive committee, whose members are M. D. White, chairman, R. S. Austin, H. L. Fuller, W. A. Reynolds, and W. D. Smithburg, held one meeting in 2008. This committee may exercise all the authority of the board in the management of Abbott, except for matters expressly reserved by law for board action.

The audit committee, whose members are R. S. Austin, chair, D. A. L. Owen, S. C. Scott III, W. D. Smithburg, and G. F. Tilton, held seven meetings in 2008. The committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to Abbott's accounting and financial reporting practices and the audit process, the quality and integrity of Abbott's financial statements, the independent auditors' qualifications, independence and performance, the performance of Abbott's internal audit function and internal auditors, and certain areas of legal and regulatory compliance. Each of the members of the audit committee is financially literate, as required of audit committee members by the New York Stock Exchange. The board of directors has determined that R. S. Austin, the committee's chair, is an "audit committee financial expert." A copy of the report of the audit committee is on page 47.

The compensation committee, whose members are W. D. Smithburg, chairman, W. M. Daley, W. J. Farrell, H. L. Fuller, W. A. Osborn, and B. Powell Jr., held four meetings in 2008. The committee is governed by a written charter. This committee assists the board of directors in carrying out the board's responsibilities relating to the compensation of Abbott's executive officers and directors. The compensation committee annually reviews the compensation paid to the members of the board and gives its recommendations to the full board regarding both the amount of director compensation that should be paid and the allocation of that compensation between equity-based awards and cash. In recommending director compensation, the compensation committee takes comparable director fees into account and reviews any arrangement that could be viewed as indirect director compensation. The processes and procedures used for the consideration and determination of executive compensation are described in the section of the proxy captioned, "Compensation Discussion and Analysis." This committee also reviews, approves, and administers the incentive compensation plans in which any executive officer of Abbott participates and all of Abbott's equity-based plans. It may delegate the responsibility to administer and make grants under these plans to management, except to the extent that such delegation would be inconsistent with applicable law or regulation or with the listing rules of the New York Stock Exchange. The compensation committee has the sole authority, under its charter, to select, retain and/or terminate independent compensation advisors. The committee has engaged Hewitt Associates LLC to provide counsel and advice on executive and non-employee director compensation matters. Hewitt, and its principal, report directly to the chair of the committee. The principal meets regularly, and as needed, with the committee in executive sessions, has direct access to the chair during and between meetings, and performs no other services for Abbott or its senior executives. The committee determines what variables it will instruct Hewitt to consider, and they include: peer groups against which performance and pay should be examined, financial metrics to be used to assess Abbott's relative performance, competitive long-term incentive practices in the market place, and compensation levels relative to market practice. The committee negotiates and approves any fees paid to Hewitt for these services. In 2008, the committee authorized payment of approximately $239,109 to Hewitt for services rendered to the committee relating to executive compensation. Separately, Abbott paid approximately $5.3 million for unrelated services, including actuarial work, pension design and administration, and general consulting. A copy of the compensation committee report is on page 16.

The nominations and governance committee, whose members are H. L. Fuller, chairman, W. J. Farrell, D. A. L. Owen, W. A. Reynolds, and R. S. Roberts, held three meetings in 2008. The committee is governed by a written charter. This committee assists the board of directors in identifying individuals qualified to become board members and recommends to the board the nominees for election as directors at the next annual meeting of shareholders, recommends to the board the persons to be elected as executive officers of Abbott, develops and recommends to the board the corporate governance guidelines applicable to Abbott, and serves in an advisory capacity to the board and the chairman of the board on matters of organization, management succession plans, major changes in the organizational structure of Abbott, and the conduct of board activities. The process used by this committee to identify a nominee to serve as a member of the board of directors depends on the qualities being sought. Board members should have backgrounds that when combined provide a portfolio of experience and knowledge that will serve Abbott's governance and strategic needs. Board candidates will be considered on the basis of a range of criteria, including broad-based business knowledge and relationships, prominence and excellent reputations in their primary fields of endeavor, as well as a global business perspective and commitment to good corporate citizenship. Directors should have demonstrated experience and ability that is relevant to the board of directors' oversight role with respect to Abbott's business and affairs.

The public policy committee, whose members are W. A. Reynolds, chair, R. S. Austin, W. M. Daley, B. Powell Jr., and R. S. Roberts held one meeting in 2008. The committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to Abbott's public policy, certain areas of legal and regulatory compliance, and governmental affairs and healthcare compliance issues that affect Abbott by discharging the responsibilities set forth in its charter.

Communicating with the Board of Directors

You may communicate with the board of directors by writing a letter to the chairman of the board, to the chairman of the nominations and governance committee, who acts as the lead director at the meetings of the independent directors, or to the independent directors c/o Abbott Laboratories, 100 Abbott Park Road, D-364, AP6D, Abbott Park, Illinois 60064-6400 Attention: corporate secretary. The general counsel and corporate secretary regularly forwards to the addressee all letters other than mass mailings, advertisements, and other materials not relevant to Abbott's business. In addition, directors regularly receive a log of all correspondence received by the company that is addressed to a member of the board and may request any correspondence on that log.

Corporate Governance Materials

Abbott's corporate governance guidelines, outline of directorship qualifications, director independence standards, code of business conduct and the charters of Abbott's audit committee, compensation committee, nominations and governance committee, and public policy committee are all available in the corporate governance section of Abbott's investor relations Web site (www.abbottinvestor.com) or by sending a request for a paper copy to: Abbott Laboratories, 100 Abbott Park Road, Dept. 362, AP6D2, Abbott Park, Illinois 60064-6048, attn. Investor Relations.

Director Compensation

Abbott employees are not compensated for serving on the board or board committees. Abbott's non-employee directors are compensated for their service under the Abbott Laboratories Non-Employee Directors' Fee Plan and the Abbott Laboratories 1996 Incentive Stock Program. The Abbott Laboratories 2009 Incentive Stock Program and the compensation which the non-employee directors will receive under that plan, if it is approved by shareholders, are described on pages 37 to 40.

The following table sets forth a summary of the non-employee directors' 2008 compensation.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($)		Total ($)

R. J. Alpern	$16,000	$0	$0	$0	$0		$16,000

R. S. Austin	114,000	97,997	0	0	9,453		221,450

W. M. Daley	96,000	97,997	0	0	15,881		209,878

W. J. Farrell	96,000	97,997	0	4,188	13,723		211,908

H. L. Fuller	108,000	97,997	0	0	41,400	(5)	247,397

W. A. Osborn	88,000	97,997	0	0	2,221		188,218

D. A. L. Owen	127,500	97,997	0	0	9,453		234,950

B. Powell Jr.	96,000	97,997	0	0	98,333	(5)	292,330

W. A. Reynolds	108,000	97,997	0	4,945	92,449	(5)	303,391

R. S. Roberts	96,000	97,997	0	4,343	44,593	(5)	242,933

S. C. Scott III	102,000	97,997	0	0	3,811		203,808

W. D. Smithburg	114,000	97,997	0	0	120,200	(5)	332,197

G. F. Tilton	102,000	97,997	0	0	31,423	(5)	231,420

(1)
Under the Abbott Laboratories Non-Employee Directors' Fee Plan, non-employee directors earn $8,000 for each month of service as a director (effective as of the 2009 Annual Meeting, this will increase to $9,500 for each month of service) and $1,000 for each month of service as a chairman of a board committee. The chairman of the audit committee receives $1,500 for each month of service as a chairman of that committee and the other members of the audit committee receive $500 for each month of service as a committee member.

  Fees earned under the Abbott Laboratories Non-Employee Directors' Fee Plan are paid in cash to the director, paid in the form of vested non-qualified stock options (based on an independent appraisal of their fair value), deferred (as a non-funded obligation of Abbott), or paid currently into an individual grantor trust established by the director. The distribution of deferred fees and amounts held in a director's grantor trust generally commences when the director reaches age 65, or upon retirement from the board of directors. The director may elect to have deferred fees and fees deposited in trust credited to either a guaranteed interest account at the prime rate plus 2.25 percentage points or to a stock equivalent account that earns the same return as if the fees were invested in Abbott stock. If necessary, Abbott contributes funds to a director's trust so that as of year end the stock equivalent account balance (net of taxes) is not less than seventy-five percent of the market value of the related Abbott common stock at year end. Abbott pays the director for any tax owed with respect to the income earned by the trust or any supplemental contributions to the trust by Abbott.

  With respect to D. A. L. Owen, $102,000 of the amount shown represents fees received in the form of non-qualified stock options to purchase 5,985 shares.

(2)
The amounts reported in this column represent Abbott's expense recognized in 2008 for restricted share unit awards, were calculated in accordance with Financial Accounting Standards Board Statement No. 123(R), "Share-Based Payment", and represent the grant date fair value of the award. Abbott determines the grant date fair value of stock unit awards by multiplying the number of restricted stock units granted by the average of the high and low market prices of an Abbott common share on the date of grant.

  In addition to the fees described in footnote 1, the Abbott Laboratories 1996 Incentive Stock Program provides that each non-employee director elected to the board of directors at the annual shareholder meeting receives vested restricted stock units having a value of $98,000 (rounded down). In 2008, this was 1,917 units. Effective as of the 2009 Annual Meeting, each non-employee director elected at the annual shareholder meeting will receive vested restricted stock units having a value of $107,000 (rounded down). The non-employee directors receive cash payments equal to the dividends paid on the Abbott shares covered by the units at the same rate as other shareholders. Upon termination, retirement from the board, death, or a change in control of Abbott, a non-employee director will receive one Abbott common share for each restricted stock unit outstanding under the Incentive Stock Program.

  The following restricted stock units were outstanding as of December 31, 2008: R. S. Austin, 7,663; W. M. Daley, 7,663;
  W. J. Farrell, 5,774; H. L. Fuller, 7,663; W. A. Osborn, 1,917;
  D. A. L. Owen, 7,663; B. Powell Jr., 7,663;
  W. A. Reynolds, 7,663; R. S. Roberts, 7,663; S. C. Scott III, 3,647;
  W. D. Smithburg, 7,663; and, G. F. Tilton, 3,647.

(3)
The following options were outstanding as of December 31, 2008: R. S. Austin, 6,668; H. L. Fuller, 47,586; D. A. L. Owen, 37,228; W. A. Reynolds, 35,265; R. S. Roberts, 26,233; and, W. D. Smithburg, 20,707.

(4)
The totals in this column include reportable interest credited under Abbott Laboratories Non-Employee Directors' Fee Plan during the year.

(5)
The amounts reported in this column include tax payments made in connection with the director's existing trust established under the Abbott Laboratories Non-Employee Directors' Fee Plan, as follows: H. L. Fuller, $28,734; B. Powell Jr., $58,223; W. A. Reynolds, $52,525; and W. D. Smithburg, $78,503. Abbott's non-employee directors are eligible to participate in Abbott's charitable matching grant program, which matches the director's contributions (up to $25,000 annually) to charities recognized by the Internal Revenue Service. These amounts also include charitable matching grant contributions, as follows: B. Powell Jr., $25,000; W. A. Reynolds, $25,000; R. S. Roberts, $25,000; W. D. Smithburg, $25,000; and G. F. Tilton, $25,000.

Security Ownership of Executive Officers and Directors

The table below reflects the number of common shares beneficially owned as of January 31, 2009, by each person who served as a director during 2008, by the chief executive officer, the chief financial officer, and the three other most highly paid executive officers (the "named officers"), and by all directors and executive officers of Abbott as a group. It also reflects the number of stock equivalent units and restricted stock units held by non-employee directors under the Abbott Laboratories Non-Employee Directors' Fee Plan.

Name	Shares Beneficially Owned (1)(2)(3)	Stock Options Exercisable within 60 days of January 31, 2009	Stock Equivalent Units

R. J. Alpern	0	0	75

R. S. Austin	14,507	6,668	0

J. M. Capek	97,369	160,467	0

W. M. Daley	11,163	0	7.629

W. J. Farrell	6,774	0	0

T. C. Freyman	342,329	611,455	0

H. L. Fuller	12,863	47,586	53,075

W. A. Osborn	10,917	0	1,624

D. A. L. Owen	9,623	37,228	6,347

B. Powell Jr.	32,892	0	88,568

W. A. Reynolds	44,935	35,265	78,971

R. S. Roberts	19,155	26,233	1,502

L. J. Schumacher	141,842	335,164	0

S. C. Scott III	9,647	0	3,168

W. D. Smithburg	53,115	20,707	127,315

G. F. Tilton	8,997	0	3,168

J. L. Tyree	122,567	425,027	0

M. D. White	1,265,900	3,819,740	0

All directors and executive officers as a group (4)(5)	3,793,719	9,581,082	371,442

(1)
The table includes shares held in the officers' accounts in the Abbott Laboratories Stock Retirement Trust as follows: T. C. Freyman, 20,895; J. L. Tyree, 1,191; M. D. White, 18,909; and, all executive officers as a group, 130,448;. Each officer has shared voting power and sole investment power with respect to the shares held in his or her account.

(2)
The table includes restricted stock units held by the non-employee directors and payable in stock upon their retirement from the board as follows: R. S. Austin, 7,663; W. M. Daley, 7,663; W. J. Farrell, 5,774; H. L. Fuller, 7,663; W. A. Osborn, 1,917; D. A. L. Owen, 7,663; B. Powell Jr., 7,663; W. A. Reynolds, 7,663; R. S. Roberts, 7,663; S. C. Scott III, 3,647; W. D. Smithburg, 7,663; G. F. Tilton, 3,647; and, all directors as a group, 76,289.

(3)
The table includes shares pledged as security as follows: T. C. Freyman, 47,292; and, M. D. White, 528,147.

(4)
Certain executive officers of Abbott are fiduciaries of several employee benefit trusts maintained by Abbott. As such, they have shared voting and/or investment power with respect to the common shares held by those trusts. The table does not include the shares held by the trusts. As of January 31, 2009, these trusts owned a total of 46,086,982 (3.0%) of the outstanding shares of Abbott.

(5)
Excluding the shared voting and/or investment power over the shares held by the trusts described in footnote 4, the directors, director nominees, and executive officers as a group together own beneficially less than one percent of the outstanding shares of Abbott.

Executive Compensation

Compensation Discussion and Analysis

COMPENSATION PHILOSOPHY

The Compensation Committee has established a compensation philosophy to attract, retain and motivate executives and to align their financial rewards with shareholder returns. At Abbott, this philosophy results in the vast majority of executive compensation being performance based. The following guiding principles apply:

All components of both performance and pay should be examined relative to two peer groups:

1.
Primarily to direct health care competitors. This group presently includes Amgen, Bristol-Myers Squibb Company, Eli Lilly and Company, Glaxo SmithKline plc, Johnson & Johnson, Merck & Company, Inc., Novartis, Pfizer, Inc., Schering-Plough Corporation and Wyeth.

2.
Secondarily, to a select group of global, diversified high performing companies with a five-year average return on equity of 18% or higher and similar to Abbott in terms of size and/or scope of operations. This group currently includes Anheuser-Busch Companies, Inc., Bristol-Myers Squibb Company, Caterpillar, The Coca-Cola Company, Colgate-Palmolive Company, Eli Lilly and Company, General Dynamics Corporation, General Mills, Inc., H.J. Heinz Company, Kellogg Company, Kimberly-Clark Corporation, Merck & Company, Inc., 3M, PepsiCo, Inc., Proctor & Gamble and Sara Lee Corporation.

To achieve the Compensation Committee's objectives, Abbott's pay plans must serve three primary purposes. First, they must be competitive. Presently, competitive means targeting total compensation, in the aggregate (i.e., including base pay, short-term incentives, long-term incentives and benefits) in a manner that references the median of our primary health care comparison group as an initial benchmark, but varies based on individual and company performance relative to those peer groups over 1, 3 and 5-years. Individual targets are equitably set on the same basis, compared to both peer groups and internal benchmarks. Secondly, pay should vary based on company and individual performance. Thirdly, they should align participant's interests with shareholders.

Specifically, base salaries are typically reviewed annually. Overall, company targets are set based on the company's business plan. Individual increases are granted based on performance (merit), and influenced by internal and external equity. The Compensation Committee focuses on those elements of pay that are driven by performance, rather than on fixed elements such as base pay.

Short-term (annual) incentive targets are determined annually. Specific performance goals supporting both the company's overall goals for the year and the contributions of each executive in his or her own area of responsibility are established. In this way, each executive's bonus is directly tied to company results, yet varies based on the individual's actual performance. Short-term incentives primarily support the setting and tracking of individual and team goals, and rewarding performance that facilitates their achievement. In the aggregate, short-term incentives should trail our peers when performance trails, match our peers when performance is at peer levels and exceed peers when performance does.

Long-term incentives are typically in the form of equity-based awards and are designed to increase executives' ownership in the company, creating direct alignment with the interests of shareholders. As with other pay elements, reference is made to the median of competitive benchmarks, but the actual awards vary based on Abbott's overall results compared to peers, the company's business plan, and individual performance. Long-term incentives serve two primary purposes. The first objective is the retention of our senior leaders, a key asset of the company. Secondly, long term incentives help to continuously align shareholder and executive interests. Accordingly, while reference is made to the competitive medians, long-term incentive awards should trail competitors when performance trails, match competitors when performance matches, and exceed competitors when performance exceeds their performance. To achieve this outcome, Abbott currently grants both non-qualified stock options and full value shares subject to vesting restrictions. The full value shares are typically granted in two forms: performance based restricted stock with a return on equity vesting threshold and traditional time-vested shares, which provide for cliff vesting to provide retention incentives for the recipient.

Post-retirement and certain other benefits are also necessary to attract and retain key executives. In the aggregate, while the practices of individual companies vary widely, these plans also reference competitive medians which are adjusted to reflect the actual performance of the individual and the company.

HOW OUR PHILOSOPHY GUIDES SPECIFIC DECISIONS

As noted earlier, the vast majority of executive compensation is performance based. Each named officer establishes specific written goals for each performance period, typically a calendar year. These goals establish targets which are tied with the financial, strategic and operational goals of the company and include company and business specific targets relating to net sales, gross margin, investment results, earnings per share, and similar financial measures. The appropriate Executive Officer and the Chief Executive Officer review the goals of each executive for alignment and calibration with the overall objectives of the company. The Chief Executive Officer's goals are established with input from and are reviewed by the independent Board members. The Chief Executive Officer evaluates the performance and recommends the total compensation award for each named officer, other than himself. The Chief Executive Officer's performance, against these established goals, is reviewed by the Compensation Committee and, based upon that evaluation, the Committee determines the compensation of the Chief Executive Officer, with the exception of the Chief Executive Officer's base compensation, which is approved by the independent directors of the full board, following the recommendation of the Committee. The Committee also reviews the performance of the company's other executive officers, taking into consideration the Chief Executive Officer's recommendation, and determines their compensation based on that review.

COMPENSATION COMPONENTS

Using compensation survey data from the peer groups, a range for total compensation and each of its elements—base salary, annual incentive, long-term incentives and non-cash compensation—is annually established by the Committee for each named officer. The Committee considered a number of alternative financial metrics to assess Abbott's relative performance. Based upon the advice of its independent compensation consultant, and its own review, the Committee determined that total shareholder return, earnings per share, return on equity, and return on net assets were appropriate performance measures. The Committee also evaluates the success of the management team as a whole and each officer's goals in the development and execution of strategic plans, the development of talent, successful progress of Abbott's diversity initiative, and the exercise of leadership within the industry and in the communities that Abbott serves.

Specific pay decisions for the named officers are described below and reflected in the Summary Compensation Table on page 18 of this proxy statement.

Base Pay

An overall merit budget of 4.0% was established for executive staff in 2008. This target equals the target for most of Abbott's U. S. employee population. Most executives received a 4.0% merit increase, but due to individual performance, peer comparisons both outside and inside the company, promotions, career growth and potential, individual increases varied.

Performance-Based Annual Cash Incentives

All named officers participate in the 1998 Abbott Laboratories Performance Incentive Plan. The Performance Incentive Plan is designed to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for performance-based compensation.

Each year, maximum award allocations for Performance Incentive Plan participants as a percentage of consolidated net earnings are set. For 2008, the maximum award for the Chief Executive Officer was ..0015 of adjusted consolidated net earnings for the fiscal year and for all other Performance Incentive Plan participants .00075 of adjusted consolidated net earnings. Historically, and in 2008, the Committee exercised its discretion to deliver Performance Incentive Plan awards below the maximums.

Actual 2008 awards paid to Performance Incentive Plan participants were based on performance relative to pre-determined company and individual goals and measures. The company met or exceeded its predetermined 2008 financial goals, including consolidated net earnings, profitability, sales, returns and earnings per share. Since the company financial goals were met in 2008, that portion of each participant's award was paid accordingly.

For the individual component, each participant had a portion of his or her award determined based on goals specific to the officer's area of responsibility, which included sales, margin, returns, cash flow, and demonstrated management and leadership, as appropriate. Goal performance varied among participants in 2008 and as a result the final bonus awards differed.

Long-Term Incentives—Equity Awards

In addition to meeting the pre-determined financial goals described above, Abbott was the top ranked company for total shareholder return for the three and five-year performance periods, and ranked second in the health care group on a one-year basis. Based on the committee's assessment of this performance, the goals of the company's long-term incentive program, each individual's relative performance against his or her pre-determined goals, current outstanding awards held by named officers and the recommendation of it's independent compensation consultant, the Committee delivered long-term incentive awards that were, in aggregate, near the top quartile of the health care peer group.

Applying these standards, the Committee determined the value for each named officer and made the awards reported in the Summary Compensation Table as shown on page 18 of this proxy statement. Further, the Committee determined in 2008, based on changing market practice, support from its independent compensation consultant and in consideration of the recommendations of institutional shareholders, the long-term incentive award for named officers should be in the form of 50% stock options and 50% performance-vested shares.

Abbott's policy with respect to its annual equity award for all employees, including the Chief Executive Officer, executive officers and all other officers of the company, is to grant this award and set the grant price at the same time each year, at the Compensation Committee's regularly scheduled February meeting. These meeting dates are generally the third Friday of February and are scheduled two years in advance. In 2008, the annual grant was dated and the grant price set on February 15th. The historical practice for setting the grant price is the average of the highest and lowest trading price of a common share on the date of the grant (rounded up to the next even penny). The grant price for the 2008 annual grant was set at $55.56. The high, low and closing price of an Abbott common share on February 15th was $56.00, $55.11 and $55.55, respectively.

In establishing criteria for performance vesting shares, the Committee considered the recommendation of its independent compensation consultant, and the fact that the secondary comparison of "High-Performance Companies" is currently defined by five-year average return on equity of 18% or greater. Accordingly, performance-based stock awards granted in 2008 will be earned (vested) over a period of up to five years, with not more than one-third of the award vesting in any one year, dependent upon the company achieving an annual return on equity threshold of 18% from continuing operations adjusted for specified items per the quarterly earnings releases (which is currently above the median of Abbott's Standard Industrial Classification peer group). If the thresholds are met in three of the five years, 100% of the performance shares will vest. If the thresholds are not met in any of the five years, 100% of the performance shares will be forfeited. Outstanding restricted shares receive dividends at the same rate as all other shareholders.

Post Termination and Other Benefits

Each of the benefits described below were chosen to support the company's objective of providing a total competitive pay program. Individual benefits do not directly affect decisions regarding other benefits or pay components, except to the extent that all benefits and pay components must, in aggregate, be competitive, as previously discussed.

Retirement Benefits

The named officers participate in two Abbott-sponsored defined benefit plans: the Abbott Laboratories Annuity Retirement Plan and the Abbott Laboratories Supplemental Pension Plan. These plans are described in greater detail in the section of the proxy statement captioned "Pension Benefits".

Since officers' Supplemental Pension Plan benefits cannot be secured in a manner similar to qualified plans, which are held in trust, officers receive an annual cash payment equal to the increase in present value of their Supplemental Pension Plan benefit. Officers have the option of depositing these annual payments to an individually established grantor trust, net of tax withholdings. Deposited amounts may be credited with the difference between the officer's actual annual trust earnings and the rate used to calculate trust funding (currently eight percent). Amounts deposited in the individual trusts are not tax deferred. Since amounts contributed to the trust have already been taxed, Abbott remits the tax owed on the income earned by the trust or any company adjustment paid to the trust, thus preserving the parity of the benefit to those payable under the Annuity Retirement Plan. The manner in which the grantor trust will be distributed to an officer upon retirement from the company generally follows the manner elected by the officer under the Annuity Retirement Plan. Should an officer (or his spouse depending upon the pension distribution method elected by the officer under the Annuity Retirement Plan) live beyond the actuarial life expectancy age used to determine the Supplemental Pension Plan benefit and therefore exhaust the trust balance, the Supplemental Pension Plan benefit will be paid to the officer by Abbott.

Deferred Compensation

Officers of the company, like all U.S. employees, are eligible to defer a portion of annual base salary, on a pre-tax basis, to the company's qualified 401(k) plan, up to the IRS contribution limits. Officers are also eligible to defer up to 18% of their base salary, less contributions to the 401(k) plan, to a non-qualified plan. 100% of annual incentive awards earned under the company's Performance Incentive Plan are also eligible for deferral to a non-qualified plan. Officers may defer these amounts to unfunded book accounts or choose to have the amounts paid in cash on a current basis and deposited into individually established grantor trusts, net of tax withholdings. These amounts are credited annually with earnings equivalent to the average prime rate over the previous thirteen months plus 2.25 percent. Amounts deposited in the individual trusts are not tax deferred. Since amounts contributed to the trusts have already been taxed, Abbott remits the tax owed on the income earned by the trusts or any company adjustment paid to the trusts. Officers elect the manner in which the assets held in their grantor trusts will be distributed to them upon retirement or other separation from the company.

Change in Control Arrangements

Messrs. White and Freyman do not have change in control agreements, however, Abbott's other executive officers have individual change in control agreements. The purpose of these agreements is to aid in retention and recruitment, encourage continued attention and dedication to assigned duties during periods involving a possible change in control of the company and to protect the earned benefits of the officer against adverse changes resulting from a change in control. The level of payments provided under the agreements is established to be consistent with market practice as confirmed by data provided the Committee by its independent compensation consultant. These arrangements are described in greater detail in the section of the proxy captioned "Potential Payments Upon Termination or Change in Control".

Financial Planning

Named officers are eligible for up to $10,000 of annual costs associated with estate planning advice, tax preparation and general financial planning fees. If an officer chooses to utilize this benefit, fees for services received up to the annual allocation are paid by the company and are treated as imputed income to the officer who then is responsible for payment of all taxes due on the fees paid by the company.

Company Automobile

Named officers are eligible for use of a company-leased vehicle, with a lease term of 50 months. Seventy-five (75%) percent of the cost of the vehicle is imputed to the officer as income.

Company Aircraft

Non-business related flights on corporate aircraft are covered by time-sharing lease agreements, pursuant to which certain costs associated with those flights are reimbursed in accordance with Federal Aviation Administration regulations. Messrs. White and Freyman have such agreements and reimbursed the Company.

Disability Benefit

In addition to Abbott's standard disability benefits, the named officers are eligible for a monthly long-term disability benefit, which is described in greater detail in the section of the proxy captioned, "Potential Payments Upon Termination or Change in Control."

SHARE OWNERSHIP GUIDELINES

To further promote sustained shareholder return and to ensure the company's executives remain focused on both short and long-term objectives, the company has established share ownership guidelines. Each officer has five years from the date appointed/elected to his/her position to achieve the ownership level associated with the position. The share ownership requirements are 175,000 shares for the Chief Executive Officer; 50,000 shares for Executive Vice Presidents and Senior Vice Presidents and 25,000 shares for all other officers. All named officers meet or substantially exceed the guidelines.

As provided in Abbott's Stock Incentive Program, no award may be assigned, alienated, sold or transferred otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or as permitted by the Committee for estate planning purposes, and no award and no right under any award, may be pledged, alienated, attached or otherwise encumbered. All members of senior management, including the company's executive officers, and certain other employees are required to clear any transaction involving company stock with the General Counsel prior to entering into such transaction.

CHAIRMAN AND CHIEF EXECUTIVE OFFICER'S COMPENSATION

The company's performance for 2008 as described above and as reflected in the company's financial statements included strong growth in sales, earnings and shareholder returns that placed Abbott at the top of the health care peer group. Accordingly, in evaluating Mr. White's overall performance, the Committee determined that Mr. White exceeded his strategic and financial goals for 2008. Therefore, in February 2009, the Committee awarded Mr. White a Performance Incentive Plan bonus of $4,200,000 for his performance in 2008, intended to recognize his leadership in guiding the Company's industry leading performance.

Other 2008 compensation approved for Mr. White by the Committee and Independent Directors of the Board, as appropriate, in February 2008 (the Committee's Charter requires the CEO's base salary be approved by the Independent Directors of the Board) included a base salary increase of 4.0%, the average of the company's U.S. merit increase budget, to $1,807,500, a 530,000 share stock option grant and a 135,000 share performance vesting restricted stock award.

COMPLIANCE

The Performance Incentive Plan and Incentive Stock Program, which are described above, are intended to comply with Internal Revenue Code Section 162(m) to ensure deductibility.

The Committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The Committee believes that shareholder interests are best served by not restricting the Committee's discretion and flexibility in crafting compensation programs, even if such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee may from time to time approve components of compensation for certain officers that are not deductible.

While the Committee does not anticipate there would ever be circumstances where a restatement of earnings upon which any incentive plan award decisions were based would occur, the Committee, in evaluating such circumstances, has discretion to take all actions necessary to protect the interests of shareholders up to and including actions to recover such incentive awards. Such circumstances have never occurred.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board is primarily responsible for reviewing, approving and overseeing Abbott's compensation plans and practices, and works with management and the committee's independent consultant to establish Abbott's executive compensation philosophy and programs. The Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

W. D. Smithburg, Chairman, W. M. Daley, W. J. Farrell, H. L. Fuller, W. A. Osborn, and B. Powell Jr.

Performance Graph

The following graph compares the change in Abbott's cumulative total shareholder return on its common shares with the Standard & Poor's 500 Index and the Standard & Poor's 500 Health Care Index. Abbott's cumulative total shareholder returns have outperformed both the Standard & Poor's 500 Index and the Standard & Poor's 500 Health Care Index over the period shown on the following graph.

Summary Compensation Table

The following table summarizes compensation awarded to, earned by, or paid to the named officers. The section of the proxy statement captioned "Compensation Discussion and Analysis – Compensation Components" describes in greater detail the information reported in this table.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2) (3)		Non-Equity Incentive Plan Compensation ($) (5)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (6)	All Other Compensation ($) (7)	Total ($)

Miles D. White,	2008	$1,795,471	$7,582,032	$10,757,796	(4)	$4,200,000	$3,149,302	$850,893	$28,335,494
Chairman of the Board,
Chief Executive Officer	2007	1,726,936	8,747,311	14,774,465	(4)	4,050,000	2,998,887	1,048,661	33,346,260
and Director
	2006	1,661,973	10,560,151	8,479,149		4,050,000	1,308,852	855,233	26,915,358

Thomas C. Freyman,	2008	886,363	2,124,139	1,456,050	(4)	1,232,500	1,007,849	140,942	6,847,843
Executive Vice
President, Finance	2007	852,542	1,967,615	3,527,170	(4)	1,200,000	837,712	355,329	8,740,368
and Chief Financial
Officer	2006	812,884	1,829,920	1,269,012		1,091,000	745,382	273,281	6,021,479

John M. Capek,	2008	679,383	1,729,969	1,135,179		678,200	89,242	1,029,434	5,341,407
Executive Vice President, Medical Devices

Laura J. Schumacher,	2008	774,808	1,980,529	1,485,775		986,700	340,994	146,504	5,715,310
Executive Vice President, General Counsel and Secretary

James L. Tyree,	2008	697,327	2,237,787	1,668,552	(4)	792,600	757,964	77,978	6,232,208
Executive Vice President,
Pharmaceutical Products	2007	634,318	1,979,332	1,762,200	(4)	713,700	595,743	69,125	5,754,418

(1)
These amounts do not represent the value of stock grants received by the officers during the year. Rather, they represent the accounting expense Abbott recognized during the year for the restricted stock awards then held by the officer, whether granted in that year or in prior years, calculated in accordance with Financial Accounting Standards Board Statement No. 123(R), "Share-Based Payment." These amounts were determined by multiplying the number of shares being expensed by the average of the high and low market prices of an Abbott common share on the award's date of grant, allocated over the service period of the award.

  Historically, Abbott has granted performance-based restricted stock awards and retention-restricted stock awards, each of which has its own service period. The amount of expense reported with respect to an officer is a function of the composition of that officer's current and prior awards. The grant date fair value of awards made in 2008 to the officers is reported in the Grants of Plan-Based Awards table on page 21.

(2)
These amounts include the following expense attributable to replacement stock options issued with respect to original option grants made before 2005: M. D. White, $4,705,196 for 2008, $7,690,465 for 2007, and $3,345,789 for 2006; T. C. Freyman, $0 for 2008, $2,084,610 for 2007, and $296,252 for 2006; J. M. Capek, $0 for 2008; L. J. Schumacher, $280,260 for 2008; and J. L. Tyree, $212,502 for 2008 and $418,820 for 2007. Except for outstanding options that have a replacement option feature, options granted after 2004 do not include a replacement option feature. See footnote 4 to the Grants of Plan-Based Awards table on page 22 for a description of replacement options.

(3)
These amounts represent expense recognized during the year for outstanding stock options and were calculated in accordance with Financial Accounting Standards Board Statement No. 123(R), excluding an estimate of forfeitures related to service-based vesting conditions.

  These amounts were determined as of the option's grant date using a Black-Scholes stock option valuation model. These amounts are being reported solely for the purpose of comparative disclosure in accordance with the Securities and Exchange Commission rules. There is no certainty that the amount determined using a Black-Scholes stock option valuation model would be the value at which employee stock options would be traded for cash. For options, other than replacement options, the assumptions are the same as those described in Note 9 entitled "Incentive Stock Program" of Abbott's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplementary Data" in Abbott's 2008 Annual Report on Securities and Exchange

  Commission Form 10-K. For replacement options, the model uses the following assumptions: expected volatility of 20% for 2008, 19% for 2007 and 28% for 2006, dividend yield ranging between 2.4% and 2.7% for 2008, 2.0% and 2.3% for 2007, and 2.4% and 2.8% for 2006, risk-free interest ranging between 1.1% and 2.5% for 2008, 3.3% and 4.7% for 2007, and 4.6% and 5.0% for 2006, and an option life equal to 60% of the option's remaining term for 2008 and 61% for 2007 and 2006.

(4)
Although the annual option awards vest over three years, Abbott recognized the full value of these awards as expense in the year granted as the named officer is retirement eligible.

(5)
This compensation is earned as a performance-based incentive bonus, pursuant to the 1998 Abbott Laboratories Performance Incentive Plan. Additional information regarding the Performance Incentive Plan can be found in the section of this proxy statement captioned, "Compensation Discussion and Analysis – Compensation Components – Performance-Based Annual Cash Incentives."

(6)
The plan amounts shown below are reported in this column.

  For Messrs. White and Freyman, the amounts shown alongside the officer's name are for 2008, 2007, and 2006, respectively. For Mr. Capek and Ms. Schumacher, the amount shown alongside the officer's name is for 2008. For Mr. Tyree, the amounts shown alongside the officer's name are for 2008 and 2007, respectively.

  Abbott Laboratories Annuity Retirement Plan

  M. D. White: $39,754 / $4,004 / $25,025; T. C. Freyman: $48,295 / $4,106 / $29,849; J. M. Capek: $8,091; L. J. Schumacher: $13,746; and, J. L. Tyree: $46,864 / $41,778.

  Abbott Laboratories Supplemental Pension Plan

  M. D. White: $2,879,022 / $2,521,122 / $972,873; T. C. Freyman: $944,230 / $809,653 / $702,566; J. M. Capek: $65,112; L. J. Schumacher $294,370; and, J. L. Tyree $703,049 / $542,181.

  Non-Qualified Defined Contribution Plan Earnings

  The totals in this column include reportable interest credited under the 1998 Abbott Laboratories Performance Incentive Plan, the Abbott Laboratories 401(k) Supplemental Plan, and the 1986 Abbott Laboratories Management Incentive Plan (although none of the named officers currently receives awards under this plan).

  M. D. White: $230,526 / $473,761 / $310,954; T. C. Freyman: $15,324 / $23,953 / $12,967; J. M. Capek: $16,039; L. J. Schumacher $32,878; and, J. L. Tyree: $8,051 / $11,784.

(7)
The amounts shown below are reported in this column.

  For Messrs. White and Freyman, the amounts shown alongside the officer's name are for 2008, 2007, and 2006, respectively. For Mr. Capek and Ms. Schumacher, the amount shown alongside the officer's name is for 2008. For Mr. Tyree, the amounts shown alongside the officer's name are for 2008 and 2007, respectively.

  Earnings, Fees and Tax Payments for Non-Qualified Defined Benefit and Non-Qualified Defined Contribution Plans (net of reportable interest included in footnote 6).

  M. D. White: $440,970 / $851,678 / $675,843; T. C. Freyman: $46,523 / $305,338 / $217,119; J. M. Capek: $39,452; L. J. Schumacher: $65,974; and, J. L. Tyree: $20,141 / $14,072.

    Each of the named officers' awards under the 1998 Abbott Laboratories Performance Incentive Plan is paid in cash to the officer on a current basis and may be deposited into a grantor trust established by the officer, net of maximum tax withholdings. The officers have also established grantor trusts in connection with the Abbott Laboratories Supplemental Pension Plan, the Abbott Laboratories 401(k) Supplemental Plan, and the 1986 Abbott Laboratories Management Incentive Plan (although none of the named officers currently receives awards under this plan). These amounts include the earnings (net of the reportable interest included in footnote 6), fees, and tax payments paid in connection with these grantor trusts.

  Employer Contributions to Defined Contribution Plans

  M. D. White: $89,773 / $86,347 / $83,099; T. C. Freyman: $44,318 / $42,627 / $40,644; J. M. Capek: $30,033; L. J. Schumacher: $38,740; and, J. L. Tyree: $34,866 / $31,716.

    These amounts include employer contributions to both Abbott's tax-qualified defined contribution plan and the Abbott Laboratories 401(k) Supplemental Plan. The Abbott Laboratories 401(k) Supplemental Plan permits Abbott's officers to contribute amounts in excess of the limit set by the Internal Revenue Code for employee contributions to 401(k) plans up to the excess of (i) 18% of their base salary over (ii) the amount contributed to Abbott's tax-qualified 401(k) plan. Abbott matches participant contributions at the rate of 250% of the first 2% of compensation contributed to the Plan. The named officers have these amounts paid to them in cash on a current basis and deposited into a grantor trust established by the officer, net of maximum tax withholdings.

  Other Compensation

    Non-business related flights on corporate aircraft are covered by time-sharing lease agreements, pursuant to which certain costs associated with those flights are reimbursed in accordance with Federal Aviation Administration regulations. Messrs. White and Freyman have such agreements and reimbursed Abbott for non-business flights in accordance with those agreements.

    The following amounts are included in the totals in this column, which reflect Abbott's incremental cost less reimbursements for non-business related flights, M. D. White: $139,683 / $103,292 / $90,154; and T. C. Freyman: $1,138 / $0 / $8,148.

    Abbott determines the incremental cost for these flights based on the direct cost to Abbott, including fuel costs, parking, handling and landing fees, catering, travel fees, and other miscellaneous direct costs.

    Included in the totals shown in this column for 2008 are costs associated with security: M. D. White: $180,467; T. C. Freyman: $38,309; and L. J. Schumacher: $10,697. Abbott determines the cost for these expenses based on its actual costs. The security is provided on the recommendation of an independent security study.

    Also included in the totals shown in the table is the cost of providing a corporate automobile less the amount reimbursed by the executive: M. D. White: $0 / $7,344 / $6,137; T. C. Freyman: $10,654 / $7,364 / $7,370; J. M. Capek: $10,331; L. J. Schumacher: $21,093; and J. L. Tyree: $18,471 / $20,337.

    For J. M. Capek, L. J. Schumacher, and J. L. Tyree, costs associated with financial planning are included: J. M. Capek: $2,680; L. J. Schumacher: $10,000; and J. L. Tyree: $4,500 / $3,000.

    For J. M. Capek, a payment of $936,938 made pursuant to an agreement entered following Abbott's acquisition in 2006 of the vascular intervention and endovascular solutions businesses of Guidant Corporation in exchange for the release of certain rights and obligations under the Guidant Change in Control Severance Pay Plan for Select Employees and contingent upon continued employment is included. Also included are relocation expenses of $10,000.

    The named officers are also eligible to participate in an executive disability benefit described on page 34.

2008 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)		All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Numbers of Securities Underlying Options (#)		Exercise or Base Price of Options Awards ($/Sh.)
										Closing Market Price on Grant Date
											Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Target ($)	Maximum ($)

M. D. White	2/15/08			135,000	(2)						$7,499,925	(5)
	2/15/08						530,000	(3)	$55.56	$55.55	6,052,600	(6)
	7/21/08						8,522	(4)	57.58	56.78	21,134	(6)
	7/21/08						193,509	(4)	57.58	56.78	814,673	(6)
	7/21/08						487,181	(4)	57.58	56.78	2,596,675	(6)
	8/11/08						178,002	(4)	59.03	58.90	1,272,714	(6)

T. C. Freyman	2/15/08			31,400	(2)						1,744,427	(5)
	2/15/08						127,500	(3)	55.56	55.55	1,456,050	(6)

J. M. Capek	2/15/08			23,000	(2)						1,277,765	(5)
	2/15/08						93,400	(3)	55.56	55.55	1,066,628	(6)

L. J. Schumacher	2/15/08			27,200	(2)						1,511,096	(5)
	2/15/08						110,500	(3)	55.56	55.55	1,261,910	(6)
	3/24/08						2,983	(4)	55.66	55.43	8,979	(6)
	3/24/08						9,042	(4)	55.66	55.43	63,475	(6)
	6/27/08						11,591	(4)	52.74	53.00	79,978	(6)
	7/09/08						4,120	(4)	57.37	56.91	22,536	(6)
	8/20/08						1,055	(4)	58.86	58.34	4,568	(6)
	8/20/08						7,340	(4)	58.86	58.34	40,297	(6)
	9/03/08						1,281	(4)	59.01	57.93	5,560	(6)
	9/03/08						1,086	(4)	59.01	57.93	7,765	(6)

J. L. Tyree	2/15/08			31,400	(2)						1,744,427	(5)
	2/15/08						127,500	(3)	55.56	55.55	1,456,050	(6)
	2/25/08						10,856	(4)	54.54	55.47	34,848	(6)
	5/14/08						11,725	(4)	54.40	54.83	79,261	(6)
	7/09/08						13,171	(4)	57.37	56.91	72,045	(6)
	8/26/08						4,145	(4)	57.76	57.57	22,176	(6)
	11/14/08						911	(4)	57.14	55.06	4,172	(6)

(1)
Each of the named officers participates in the 1998 Abbott Laboratories Performance Incentive Plan, an annual, non-equity incentive plan. The annual cash incentive award earned by the named officer in 2008 under the plan is shown in the Summary Compensation Table under the column captioned "Non-Equity Incentive Plan Compensation." No future awards will be made under the plan's 2008 annual cash incentive award. The Performance Incentive Plan is described in greater detail in the section of the proxy statement captioned, "Compensation Discussion and Analysis – Compensation Components – Performance-Based Annual Cash Incentives."

(2)
These are performance-based restricted stock awards that have a 5-year term and vest upon Abbott reaching a minimum return on equity target, with no more than one-third of the award vesting in any one year. In 2008, Abbott reached its minimum return on equity target and one-third of each of the awards made on February 27, 2008, vested on February 27, 2009. The equity targets are described in the section of the proxy statement captioned, "Compensation Discussion and Analysis – Compensation Components – Long-Term Incentives – Equity Awards." In the event of a grantee's death or disability or a change in control of Abbott, as defined in the Abbott Laboratories 1996 Incentive Stock Program, these awards are deemed fully earned. Outstanding restricted shares receive dividends at the same rate as all other shareholders.

(3)
One-third of the shares covered by these options are exercisable after one year; two-thirds after two years; and all after three years. The options vest in the event of the grantee's death or disability or a change in control of Abbott. Under the Abbott Laboratories 1996 Incentive Stock Program, these options have an exercise price equal to the average of the high and low market prices (rounded-up to the next even penny) of an Abbott common share on the date of grant. These options do not contain a replacement option feature.

(4)
These are replacement options. When the exercise price of an option with a replacement option feature is paid (or, in the case of a non-qualified stock option, when the option's exercise price or the withholding taxes resulting on exercise of that option are paid) with Abbott common shares held by the named officer, a replacement option may be granted for the number of shares used to make that payment. Abbott uses the closing price of an Abbott common share on the business day before the exercise to determine the number of shares required to exercise the related option and the exercise price of the replacement option. The replacement option is exercisable in full six months after the date of grant, and has a term expiring on the expiration date of the original option. Other terms and conditions of the replacement option award are the same in all material respects to those applicable to the original grant.

(5)
Abbott determines the grant date fair value of stock awards by multiplying the number of restricted shares granted by the average of the high and low market prices of an Abbott common share on the grant date.

(6)
These values were determined as of the option's grant date using a Black-Scholes stock option valuation model. For options, other than replacement options, the model uses the assumptions described in Note 9, entitled "Incentive Stock Program" of Abbott's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplemental Data" in Abbott's 2008 Annual Report on Securities and Exchange Commission Form 10-K. The assumptions for replacement options are described in footnote 3 to the Summary Compensation Table on pages 18 and 19.

2008 Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by the named officers at year-end.

	Option Awards (1)						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Marke Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

M. D. White									46,333	(2)	$2,472,792

									93,333	(2)	4,981,182

									135,000	(2)	7,204,950

	131,125				$47.8829	2/10/10

	675,674				53.6250	2/14/12

	440,800				46.3400	2/17/15

	292,000	146,000	(2)		44.1600	2/16/16

	41,579				47.1000	2/10/10

	70,956				47.1000	2/13/13

	262,464				52.5500	2/13/13

	183,334	366,666	(2)		52.5400	2/15/17

	316,660				53.6000	2/11/09

	1,890				53.6000	2/13/13

	346,704				53.6000	2/19/14

		530,000	(2)		55.5600	2/14/18

		8,522	(2)		57.5800	2/11/09

		193,509	(2)		57.5800	2/10/10

		487,181	(2)		57.5800	2/08/11

		178,002	(2)		59.0300	2/13/13

See footnotes on pages 28 and 29.

T. C. Freyman						21,000	(2)	$1,120,770

									9,533	(2)	$508,776

									18,400	(2)	982,008

									31,400	(2)	1,675,818

	95,764			$53.6250	2/14/12

	63,800			46.3400	2/17/15

	55,333	27,667	(2)	44.1600	2/16/16

	20,882			52.5500	2/10/10

	26,572			52.5500	2/13/13

	33,180			52.5500	2/19/14

	37,334	74,666	(2)	52.5400	2/15/17

	36,250			57.2400	2/08/11

	16,384			54.3000	2/19/14

	25,701			54.6700	2/13/13

	56,835			57.0000	2/08/11

	10,318			58.9000	2/10/10

	25,602			58.9000	2/13/13

		127,500	(2)	55.5600	2/14/18

See footnotes on pages 28 and 29.

J. M. Capek						17,000	(2)	$907,290

						4,000	(2)	213,480

									10,000	(2)	$533,700

									13,600	(2)	725,832

									3,600	(2)	192,132

									23,000	(2)	1,227,510

	66,666	33,334	(2)	$41.9200	4/20/16

	27,667	55,333	(2)	52.5400	2/15/17

	7,334	14,666	(2)	50.7400	7/31/17

		93,400	(2)	55.5600	2/14/18

See footnotes on pages 28 and 29.

L. J. Schumacher						10,000	(2)	$533,700

						21,000	(2)	1,120,770

									8,833	(2)	$471,417

									18,400	(2)	982,008

									27,200	(2)	1,451,664

	14,363			$53.6250	2/14/12

	63,800			46.3400	2/17/15

	6,885			49.0800	2/13/13

	55,333	27,667	(2)	44.1600	2/16/16

	37,334	74,666	(2)	52.5400	2/15/17

	312			50.0300	2/12/13

	12,114			50.0300	8/31/13

	625			53.1200	2/10/10

	1,857			58.1600	2/10/10

	1,719			58.1600	2/08/11

	1,742			58.1600	2/13/13

	1,731			58.1600	2/19/14

		110,500	(2)	55.5600	2/14/18

	2,983			55.6600	2/11/09

	9,042			55.6600	2/19/14

	11,591			52.7400	2/19/14

		4,120	(2)	57.3700	2/08/11

		1,055	(2)	58.8600	2/10/10

		7,340	(2)	58.8600	2/08/11

		1,281	(2)	59.0100	2/10/10

		1,086	(2)	59.0100	2/13/13

See footnotes on pages 28 and 29.

J. L. Tyree						10,000	(2)	$533,700

						17,000	(2)	907,290

						4,000	(2)	213,480

									8,833	(2)	$471,417

									13,600	(2)	725,832

									3,600	(2)	192,132

									31,400	(2)	1,675,818

	1,803			$45.4488	2/08/11

	15,960			48.1225	5/31/11

	42,561			53.6250	2/14/12

	1,562			46.4200	2/13/13

	34,800			46.3400	2/17/15

	14,811			45.6600	2/13/13

	29,000			48.6600	4/30/15

	55,333	27,667	(2)	44.1600	2/16/16

	3,782			47.9600	2/13/13

	27,667	55,333	(2)	52.5400	2/15/17

	22,388			52.4900	2/19/14

	15,473			52.3600	2/10/10

	5,111			52.3600	2/19/14

	9,712			52.5300	2/13/13

	7,334	14,666	(2)	52.1400	8/26/17

		127,500	(2)	55.5600	2/14/18

	10,856			54.5400	2/11/09

	11,725			54.4000	2/13/13

		13,171	(2)	57.3700	2/08/11

		4,145	(2)	57.7600	2/08/11

		911	(2)	57.1400	2/08/11

See footnotes on pages 28 and 29.

Footnotes to Outstanding Equity Awards table:

(1)
Except as noted, these options are fully vested.

(2)
The vesting dates of outstanding unexercisable stock options and unvested restricted stock awards at December 31, 2008 are as follows:

	Option Awards				Stock Awards

Name	Number of Unexercised Shares Remaining from Original Grant	Number of Option Shares Vesting – Date Vested 2009	Number of Option Shares Vesting – Date Vested 2010	Number of Option Shares Vesting – Date Vested 2011	Number of Restricted Shares	Number of Restricted Shares Vesting – Date Vested 2009		Number of Restricted Shares Vesting – Date Vested 2010	Number of Restricted Shares Vesting – Date Vested 2011

M. D. White	146,000	146,000 – 2/17			46,333	(a	)

	366,666	183,333 – 2/16	183,333 – 2/16		93,333	(b	)

	530,000	176,667 – 2/15	176,667 – 2/15	176,666 – 2/15	135,000	(c	)

	8,522	8,522 – 1/22

	193,509	193,509 – 1/22

	487,181	487,181 – 1/22

	178,002	178,002 – 2/12

T. C. Freyman	27,667	27,667 – 2/17			21,000			21,000 – 2/16

	74,666	37,333 – 2/16	37,333 – 2/16		9,533	(a	)

	127,500	42,500 – 2/15	42,500 – 2/15	42,500 – 2/15	18,400	(b	)

					31,400	(c	)

J. M. Capek	33,334	33,334 – 4/21			17,000			17,000 – 2/16

	55,333	27,666 – 2/16	27,667 – 2/16		4,000			4,000 – 8/01

	14,666	7,333 – 8/01	7,333 – 8/01		10,000	(d	)

	93,400	31,134 – 2/15	31,133 – 2/15	31,133 – 2/15	13,600	(b	)

					3,600	(e	)

					23,000	(c	)

L. J. Schumacher	27,667	27,667 – 2/17			10,000			10,000 – 3/01

	74,666	37,333 – 2/16	37,333 – 2/16		21,000			21,000 – 2/16

	110,500	36,834 – 2/15	36,833 – 2/15	36,833 – 2/15	8,833	(a	)

	4,120	4,120 – 1/10			18,400	(b	)

	1,055	1,055 – 2/21			27,200	(c	)

	7,340	7,340 – 2/21

	1,281	1,281 – 3/04

	1,086	1,086 – 3/04

J. L. Tyree	27,667	27,667 – 2/17			10,000			10,000 – 5/01

	55,333	27,666 – 2/16	27,667 – 2/16		17,000			17,000 – 2/16

	14,666	7,333 – 8/27	7,333 – 8/27		4,000			4,000 – 8/27

	127,500	42,500 – 2/15	42,500 – 2/15	42,500 – 2/15	8,833	(a	)

	13,171	13,171 – 1/10			13,600	(b	)

	4,145	4,145 – 2/27			3,600	(f	)

	911	911 – 5/15			31,400	(c	)

(a)
These are the restricted shares that remained outstanding and unvested on December 31, 2008, from an award made on February 17, 2006. The award had a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2008, Abbott reached its minimum return on equity target and these shares vested on February 17, 2009.

(b)
These are the restricted shares that remained outstanding and unvested on December 31, 2008, from an award made on February 16, 2007. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. One-third of the original award vested prior to December 31, 2008. In 2008, Abbott reached its minimum return on equity target and one-half of the unvested shares vested on February 27, 2009.

(c)
These are the restricted shares that remained outstanding and unvested on December 31, 2008, from an award made on February 15, 2008. The award has a 5-year term with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum equity target, measured at the end of the relevant year. In 2008, Abbott reached its minimum return on equity target and one-third of these shares vested on February 27, 2009.

(d)
These are the restricted shares that remained outstanding and unvested on December 31, 2008, from an award made on April 21, 2006. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2008, Abbott reached its minimum return on equity target and these shares will vest on April 21, 2009.

(e)
These are the restricted shares that remained outstanding and unvested on December 31, 2008, from an award made on August 1, 2007. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. One-third of the original award vested prior to December 31, 2008. In 2008, Abbott reached its minimum return on equity target and one-half of the unvested shares will vest August 1, 2009.

(f)
These are the restricted shares that remained outstanding and unvested on December 31, 2008, from an award made on August 27, 2007. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. One-third of the original award vested prior to December 31, 2008. In 2008, Abbott reached its minimum return on equity target and one-half of the unvested shares will vest on August 27, 2009.

2008 Option Exercises and Stock Vested

The following table summarizes for each named officer the number of shares the officer acquired on the exercise of stock options and the number of shares the officer acquired on the vesting of stock awards in 2008:

	Option Awards		Stock Awards

Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)

M. D. White	1,304,312	$13,997,503	114,266	$6,285,409

T. C. Freyman	29,860	129,154	21,833	1,200,587

J. M. Capek	0	0	18,600	977,308

L. J. Schumacher	48,726	588,076	36,133	2,023,152

J. L. Tyree	47,330	565,112	20,532	1,131,320

Pension Benefits

The named officers participate in two Abbott-sponsored defined benefit pension plans: the Abbott Laboratories Annuity Retirement Plan, a tax-qualified pension plan; and the Abbott Laboratories Supplemental Pension Plan, a non-qualified supplemental pension plan. Abbott has adopted the Supplemental Pension Plan to provide the portion of the Annuity Retirement Plan benefit that cannot be paid from the Annuity Retirement Plan due to the pay and benefit amount limitations set by the Internal Revenue Code. The Supplemental Pension Plan also includes a benefit feature Abbott uses to attract officers who are at the mid-point of their career. This feature provides an additional benefit that is most valuable to officers who are mid-career hires and is less valuable to officers who have spent most of their career at Abbott. Except as provided in Abbott's change in control agreements, Abbott does not have a policy granting extra years of credited service under the plans. These change in control agreements are described on pages 34 and 35.

The compensation considered in determining the pensions payable to the named officers is the compensation shown in the "Salary" and "Non-Equity Incentive Plan Compensation" columns of the Summary Compensation Table on page 18.

Annuity Retirement Plan

The Annuity Retirement Plan covers most employees in the United States, age 21 or older and provides participants with a life annuity benefit at normal retirement equal to A plus the greater of B or C below.

A.
1.10% of 5-year final average earnings multiplied by years of benefit service after 2003.

B.
1.65% of 5-year final average earnings multiplied by years of benefit service prior to 2004 (up to 20); plus 1.50% of 5-year final average earnings multiplied by years of benefit service prior to 2004 in excess of 20 (but no more than 15 additional years); less

0.50% of the lesser of 3-year final average earnings (but not more than the social security wage base in any year) or the social security covered compensation level multiplied by years of benefit service.

C.
1.10% of 5-year final average earnings multiplied by years of benefit service prior to 2004.

The benefit for service prior to 2004 (B or C above) is reduced for the cost of preretirement surviving spouse benefit protection. The reduction is calculated using formulas based on age and employment status during the period in which coverage was in effect.

Final average earnings are the average of the 60 highest-paid consecutive calendar months of compensation (salary and non-equity incentive plan compensation) out of the last 120 months worked. The Annuity Retirement Plan covers earnings up to the limit imposed by Internal Revenue Code Section 401(a)(17) and provides for a maximum of 35 years of benefit service.

Participants become fully vested in their pension benefit upon the completion of five years of service. The benefit is payable on an unreduced basis at age 65. Employees hired after 2003 who terminate prior to age 55 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55. Employees hired prior to 2004 who terminate prior to age 50 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 50. Employees hired prior to 2004 who terminate prior to age 50 with less than 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55.

The Annuity Retirement Plan offers several optional forms of payment, including certain and life annuities, joint and survivor annuities, and level income annuities. The benefit paid under any of these options is actuarially equivalent to the life annuity benefit produced by the formula described above.

Employees who retire from Abbott prior to their normal retirement age may receive subsidized early retirement benefits. Employees hired after 2003 are eligible for early retirement at age 55 with 10 years of service. Employees hired prior to 2004 are eligible for early retirement at age 50 with 10 years of service or age 55 if the employee's age plus years of benefit service total 70 or more. Messrs. White, Freyman, and Tyree are eligible for early retirement benefits under the plan.

The subsidized early retirement reductions applied to the benefit payable for service after 2003 (A above) depend upon the participant's age at retirement. If the participant retires after reaching age 55, the benefit is reduced 5 percent per year for each year that payments are made before age 62. If the participant retires after reaching age 50 but prior to reaching age 55, the benefit is actuarially reduced from age 65.

The early retirement reductions applied to the benefit payable for service prior to 2004 (B and C above) depend upon age and service at retirement:

•
In general, the 5-year final average earnings portions of the benefit are reduced 3 percent per year for each year that payments are made before age 62 and the 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62.

•
Employees who participated in the plan before age 36 may elect "Special Retirement" on the last day of any month after reaching age 55 with age plus Seniority Service points of at least 94 or "Early Special Retirement" on the last day of any month after reaching age 55 provided their age plus Seniority Service points would reach at least 94 before age 65. Seniority service includes periods of employment prior to attaining the minimum age required to participate in the plan. If Special Retirement or Early Special Retirement applies, seniority service is used in place of benefit service in the formulas. The 5-year final average earnings portions of the benefit in B above are reduced 1 2/3 percent for each year between ages 59 and 62 plus 2 1/2 percent for each year between ages 55 and 59. The 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62. Benefit C is payable on an unreduced basis at Special Retirement and is reduced 3 percent per year for each year that payments are made before age 62, if Early Special Retirement applies.

Supplemental Pension Plan

With the following exceptions, the provisions of the Supplemental Pension Plan are substantially the same as those of the Annuity Retirement Plan:

•
Officers' 5-year final average earnings are calculated using the average of the 5 highest years of base earnings and the 5 highest years of payments under Abbott's non-equity incentive plans.

•
The Annuity Retirement Plan does not include amounts deferred or payments received under the Abbott Laboratories Deferred Compensation Plan in its calculation of a participant's final average earnings. To preserve the pension benefits of Deferred Compensation Plan participants, the Supplemental Pension Plan includes amounts deferred by a participant under the Deferred Compensation Plan in its calculation of final average earnings. Beginning in the year following their election as an officer, Abbott officers are no longer eligible to defer compensation under the Deferred Compensation Plan.

•
In addition to the benefits outlined above for the Annuity Retirement Plan, officers are eligible for a benefit equal to 0.6% of 5-year final average earnings for each year of service for each of the first 20 years of service occurring after the participant attains age 35. The benefit is further limited by the maximum percentage allowed under the Annuity Retirement Plan under that plan's benefit formulas (A, B and C above). The portion of this additional officer benefit attributable to service prior to 2004 is reduced 3 percent per year for each year that payments are made before age 60. The portion attributable to service after 2003 is reduced 5 percent per year for each year that payments are made before age 60 if the participant is at least age 55 at early retirement. If the participant is under age 55 at retirement, the portion attributable to service after 2003 is actuarially reduced from age 65.

•
The Supplemental Pension Plan provides early retirement benefits similar to those provided under the Annuity Retirement Plan. The benefits provided to officers under the Supplemental Pension Plan are not, however, reduced for the period between age 60 and age 62, unless the benefit is being actuarially reduced from age 65. Messrs. White, Freyman, and Tyree are eligible for early retirement benefits under the plan.

•
Vested plan benefits accrued under the Supplemental Pension Plan may be funded through a grantor trust established by the officer. Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, those officers who were elected prior to 2009 may have the entire amount of their vested plan benefits funded through a grantor trust. Officers elected after 2008 may only have the vested plan benefits that accrue following the calendar year in which the officer is first elected funded through a grantor trust. Vested plan benefits accrued through December 31, 2008, to the extent not previously funded, were distributed to the participants' individual trusts and included in the participants' income in 2008.

Benefits payable under the Supplemental Pension Plan are offset by the benefits payable from the Annuity Retirement Plan, calculated as if benefits under the plans commenced at the same time. The amounts paid to an officer's Supplemental Pension Plan grantor trust to fund plan benefits are actuarially determined. The plan is designed to result in Abbott paying the officer's Supplemental Pension Plan benefits to the extent assets held in the officer's trust are insufficient.

Pension Benefits

Name	Plan Name	Number Of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)

M. D. White	Abbott Laboratories Annuity Retirement Plan	24	$404,640	$0

	Abbott Laboratories Supplemental Pension Plan	24	16,095,806	2,127,871(2)

T. C. Freyman	Abbott Laboratories Annuity Retirement Plan	29	510,872	0

	Abbott Laboratories Supplemental Pension Plan	29	5,793,454	917,847(2)

J. M. Capek	Abbott Laboratories Annuity Retirement Plan	2	23,483	0

	Abbott Laboratories Supplemental Pension Plan	2	129,483	18,291(2)

L. J. Schumacher	Abbott Laboratories Annuity Retirement Plan	18	132,696	0

	Abbott Laboratories Supplemental Pension Plan	18	959,916	139,481(2)

J. L. Tyree	Abbott Laboratories Annuity Retirement Plan	11	224,073	0

	Abbott Laboratories Supplemental Pension Plan	11	1,830,877	852,579(2)

(1)
Abbott calculates these present values using: (i) a 6.85% discount rate, the same discount rate it uses for Financial Accounting Standards Board Statement No. 87 calculations for financial reporting purposes; and (ii) each plan's normal retirement age (age 62 for the Abbott Laboratories Annuity Retirement Plan and age 60 for officers under the Abbott Laboratories Supplemental Pension Plan). The present values shown in the table reflect postretirement mortality, based on the Financial Accounting Standards Board Statement No. 87 assumption (the RP2000 Combined Healthy table), but do not include a factor for preretirement termination, mortality, or disability.

(2)
Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, vested Supplemental Pension Plan benefits, to the extent not previously funded, were distributed to the participants' individual grantor trusts and included in the participants' income. Amounts held in the officer's individual trust are expected to offset Abbott's obligations to the officer under the plan. During 2008, the amounts shown, less applicable tax withholdings, were deposited in such individual trusts established by the named officers.

Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination – Generally

Abbott does not have employment agreements with the named officers.

The following summarizes the payments that the named officers would have received if their employment had terminated on December 31, 2008. Earnings, fees, and tax payments would have continued to be paid for the named officer's Performance Incentive Plan, Management Incentive Plan, and Supplemental 401(k) Plan grantor trusts, until the trust assets were fully distributed and fees would have continued to be paid for the named officer's Supplemental Pension Plan grantor trust, until its assets were fully distributed. The amount of these payments would depend on the period over which the trusts' assets were distributed, tax rates, and the trusts' earnings and fees. If the trusts' assets were distributed over a ten-year period and based on current tax rates, earnings, and fees, the named officers would receive the following average annual payments over such 10-year period: M. D. White, $551,000; T. C. Freyman, $51,000; J. M. Capek, $64,000; L. J. Schumacher, $95,000; and J. L. Tyree, $23,000. In addition, the following one-time deposits would have been made under the Abbott Laboratories Supplemental Pension Plan for each of the following named officers, respectively, M. D. White, $4,360,082; T. C. Freyman, $1,746,376; J. M. Capek, $72,337; L. J. Schumacher, $238,012; and J. L. Tyree, $757,107. As Messrs. White, Freyman, and Tyree are eligible to retire, each of them would be eligible to begin to receive the pension benefits described on pages 31 to 33.

In addition, if the officer's employment had terminated due to death or disability, the officer's unvested stock options and restricted shares would have vested on December 31, 2008 with values as set forth below in the section captioned, "Accelerated Vesting of Equity Awards." If the termination of employment was due to disability, then the following named officers also would have received, in addition to Abbott's standard disability benefits, a monthly long-term disability benefit in the amount of $175,000 for M. D. White; $51,354 for T. C. Freyman; $28,258 for J. M. Capek, $41,113 for L. J. Schumacher, and $33,025 for J. L. Tyree. This long-term disability benefit would continue for up to 18 months following termination of employment. It ends if the officer retires, recovers, dies or ceases to meet eligibility criteria.

Potential Payments Upon Change in Control

Messrs. White and Freyman do not have change in control agreements with Abbott.

Abbott has change in control arrangements with the rest of its management team, in the form of change in control agreements for Abbott officers and a change in control plan for other key management personnel. The agreements with Mr. Capek, Ms. Schumacher, and Mr. Tyree are described below.

The agreements with Mr. Capek, Ms. Schumacher, and Mr. Tyree continue in effect until December 31, 2011, and at the end of each year will automatically be extended through the third year thereafter unless Abbott notifies the officer that the agreement will not be extended. The agreements also automatically extend for two years following any change in control (see below) that occurs while they are in effect.

The agreements provide that if the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason (see below) or within two years following a change in control of Abbott (including termination by the officer for any reason during the thirty-day window period which begins six months after the date of a change in control), the officer is entitled to receive a lump sum payment equal to three times the officer's annual salary and annual incentive ("bonus") award (assuming for this purpose that all target performance goals have been achieved or, if higher, based on the average bonus for the last three years), plus any unpaid bonus owing for any completed performance period and the pro rata bonus for any current bonus period (based on the highest of the bonus assuming achievement of target performance, the average bonus for the past three years, or in the case of the unpaid bonus for any completed performance period, the actual bonus earned). If the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason during a potential change in control (see below), the officer is entitled to receive a lump sum payment of the annual salary and bonus payments described above, except that the amount of the bonus to which the officer is entitled will be based on the actual achievement of the applicable performance goals. If the potential change in control becomes a "change in control event" (within the meaning of Section 409A of the Internal Revenue Code), the officer will be entitled to receive the difference between the bonus amounts the officer received upon termination during the potential change in control and the bonus amounts that would have been received had such amounts instead been based on the higher of the officer's target bonus or the average bonus paid to the officer in the preceding three years. Bonus payments include payments made under the Performance Incentive Plan. The officer will also receive up to three years of additional employee benefits (including welfare benefits; three years of outplacement services and tax and financial counseling; and the value of three more years of pension accruals), and payment of any excise taxes imposed under Section 4999 of the Internal Revenue Code and other related taxes for which the officer is responsible as a result of receiving payments and benefits in connection with a change in control. The agreements also limit the conduct for which awards under Abbott's incentive stock programs can be terminated and generally permit options to remain exercisable for the remainder of their term. Independent compensation consultants confirm that the level of payments provided under the agreements is consistent with current market practice.

For purposes of the agreements, the term "change in control" includes the following events: any person becoming the beneficial owner of Abbott securities representing twenty percent or more of the outstanding voting power (not including an acquisition directly from Abbott and its affiliates); a change in the majority of the members of the board of directors whose appointment was approved by a vote of at least two-thirds of the incumbent directors; and the consummation of certain mergers or similar corporate transactions involving Abbott. A "potential change in control" under the agreements includes, among other things, Abbott's entry into an agreement that would result in a change in control. Finally, the term "good reason" includes: a significant adverse change in the executive's position, duties, or authority; the company's failure to pay the executive's compensation or a reduction in the executive's base pay or benefits; or the relocation of the company's principal executive offices to a location that is more than thirty-five miles from the location of the offices at the time of the change in control.

If a change in control had occurred on December 31, 2008, immediately followed by one of the covered circumstances described above, Mr. Capek, Ms. Schumacher, and Mr. Tyree would have been entitled to receive the following payments and benefits under the change in control agreements:

•
Mr. Capek, Cash termination payments – $4,715,310; Additional Supplemental Pension Plan benefits – $198,486; Welfare and fringe benefits – $105,000.

•
Ms. Schumacher, Cash termination payments – $6,286,800; Additional Supplemental Pension Plan benefits – $600,339; Welfare and fringe benefits – $105,000; Excise tax reimbursements – $2,532,489.

•
Mr. Tyree, Cash termination payments – $5,276,400; Additional Supplemental Pension Plan benefits – $2,557,243; Welfare and fringe benefits – $105,000; Excise tax reimbursements – $2,338,866.

To determine the amount of the officer's excise tax reimbursement, Abbott has assumed that the named officer pays taxes at the highest marginal tax rate and that the price of Abbott shares was equal to the closing price of an Abbott common share on December 31, 2008.

Accelerated Vesting of Equity Awards

Under the Abbott Laboratories 1996 Incentive Stock Program, upon a change in control, all outstanding stock options, restricted stock and restricted stock units vest, including performance-based restricted shares, which are deemed earned in full. If a change in control had occurred on December 31, 2008:

•
Mr. White would have vested (1) in an aggregate of 1,908,880 unvested stock options with a value of $1,648,993, and (2) in an aggregate of 274,666 restricted shares with a value equal to $14,658,924.

•
Mr. Freyman would have vested (1) in an aggregate of 229,833 unvested stock options with a value of $316,786, and (2) in an aggregate of 80,333 restricted shares with a value equal to $4,287,372.

•
Mr. Capek would have vested (1) in an aggregate of 196,733 unvested stock options with a value of $466,172, and (2) in an aggregate of 71,200 restricted shares with a value equal to $3,799,944.

•
Ms. Schumacher would have vested (1) in an aggregate of 227,715 unvested stock options with a value of $316,786, and (2) in an aggregate of 85,433 restricted shares with a value equal to $4,559,559.

•
Mr. Tyree would have vested (1) in an aggregate of 243,393 unvested stock options with a value of $318,779, and (2) in an aggregate of 88,433 restricted shares with a value equal to $4,719,669.

The value of stock options shown is based on the excess of the closing price of an Abbott common share on December 31, 2008 over the exercise price of such options, multiplied by the number of unvested stock options held by the named officer. The value of restricted shares shown is determined by multiplying the number of restricted shares that would vest as of December 31, 2008 and the closing price of an Abbott common share on December 31, 2008.

Approval Process for Related Person Transactions

It is Abbott's policy that the nominations and governance committee review, approve or ratify any transaction in which Abbott participates and in which any related person has a direct or indirect material interest if such transaction involves or is expected to involve payments of $120,000 or more in the aggregate per fiscal year. Related person transactions requiring review by the nominations and governance committee pursuant to this policy are identified in:

•
questionnaires annually distributed to Abbott's directors and officers,

•
certifications submitted annually by Abbott officers related to their compliance with Abbott's Code of Business Conduct, or

•
communications made directly by the related person to the chief financial officer or general counsel.

In determining whether to approve or ratify a related person transaction, the nominations and governance committee will consider the following items, among others:

•
the related person's relationship to Abbott and interest in the transaction;

•
the material facts of the transaction, including the aggregate value of such transaction or, in the case of indebtedness, the amount of principal involved;

•
the benefits to Abbott of the transaction;

•
if applicable, the availability of other sources of comparable products or services;

•
an assessment of whether the transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally;

•
whether a transaction has the potential to impair director independence; and

•
whether the transaction constitutes a conflict of interest.

This process is included in the nominations and governance committee's written charter, which is available on the corporate governance section of Abbott's investor relations Web site (www.abbottinvestor.com). Abbott did not have any related person transactions in 2008 requiring nominations and governance committee approval under this policy.

Approval of the Abbott Laboratories 2009 Incentive Stock Program (Item 2 on Proxy Card)

The board of directors has adopted, subject to the approval of the shareholders, a new 2009 Incentive Stock Program (the "Program"). A copy of the Program, which will replace the 1996 Incentive Stock Program (the "Prior Program"), is attached to this proxy statement as Exhibit B. The board of directors recommends that the shareholders vote FOR the approval of the Program.

The purpose of the Program is to attract and retain outstanding directors, officers and other employees of Abbott and its subsidiaries and to furnish incentives to such individuals by providing opportunities to acquire Abbott common shares, or to receive monetary payments based on the value of such shares or on the financial performance of Abbott, or both, on advantageous terms as provided in the Program and to further align such persons' interests with those of Abbott's other shareholders through compensation that is based on the value of Abbott common shares. The board of directors believes that the adoption of the program will allow Abbott to maintain the flexibility Abbott needs to continue to adapt the compensation of key individuals to changes in law, accounting principles and corporate objectives affecting such compensation. To accomplish the purpose of the Program, the Program authorizes the grant of several different forms of benefits including nonqualified stock options, restricted stock awards, restricted stock units, performance awards, other share-based awards (including stock appreciation rights, dividend equivalents and recognition awards), and foreign benefits (the "Benefits").

The Program is also intended to enable compensation awarded to the executives named in the Summary Compensation Table to qualify for the performance based exception from the deductibility limitation of Section 162(m) of the Internal Revenue Code. The Program, as required by Section 162(m), sets the following maximums on the number of Abbott common shares subject to awards or dollar value of such awards on the date of grant that any individual participant can receive in any year under the Program: 2 million shares subject to stock options or stock appreciation rights, and $15 million under all performance awards for any one year for any one participant. Accordingly, if the Program is approved by the shareholders and other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, certain compensation paid to executive officers pursuant to the Program will not be subject to the deduction limit of Section 162(m).

The Program authorizes the granting of options and other Benefits with respect to an aggregate of: 175 million common shares, plus (i) shares authorized but unissued under the Prior Program (approximately 56 million shares as of January 31, 2009) and (ii) the number of shares subject to awards under the Prior Program that for any reason cease to be subject to such awards (for example, awards that expire unexercised); subject in each case to adjustments as provided below. Each share subject to an award under the Program, other than shares subject to a stock option or stock appreciation right, shall be counted as three shares for every one share actually issued in connection with the award.

The approximately 231 million shares initially reserved under the Program equal approximately 14.8 percent of Abbott's outstanding common shares as of January 31, 2009. On January 31, 2009, the closing price of an Abbott common share on the New York Stock Exchange was $55.44. The common shares covered by the Program may be either authorized but unissued shares or shares that have been or may be reacquired by Abbott in the open market, in private transactions or otherwise. If there is a lapse, expiration, termination, forfeiture, or cancellation of any Benefit granted under the Program or under the Prior Program without the issuance of shares or payment of cash thereunder, the shares subject to such Benefit may again be used for the grant of new Benefits under the Program. Common shares that are issued under any Benefit (whether under the Program or the Prior Program) and thereafter reacquired by Abbott pursuant to rights reserved upon the issuance of the shares or pursuant to the payment of the exercise price under stock options by delivery of other Abbott common shares, common shares under options or stock-settled stock appreciation rights that are not issued upon the net exercise or net settlement of the option or stock appreciation rights, and common shares that are exchanged by the grantee or withheld by Abbott to satisfy tax withholding requirements in connection with any Benefit will not be available for subsequent awards under the Program. In addition, Benefits that may only be settled in cash will not reduce the number of common shares available for subsequent awards under the Program.

As of January 31, 2009, total awards with respect to 129,219,515 common shares were outstanding, including 125,639,535 options with a weighted average exercise price of $49.24 and a weighted average remaining term of 6.4 years and 3,579,980 full-value awards. 56,422,835 shares were reserved and available for additional grants under the Prior Program. Following approval of the Program by the shareholders, Benefits will no longer be granted under the Prior Program, but the shares reserved and not issued thereunder will be added to the shares authorized and reserved for Benefits under the Program, as discussed above. As of January 31, 2009, 453,823 shares were reserved and available for additional grants under the Abbott Laboratories Equity-Based Award/Recognition Plan. Following approval of the Program by the shareholders, no new awards will be granted under the plan.

The following summary of the principal features of the Program is qualified in its entirety by reference to Exhibit B to this proxy statement.

Administration

The Program provides that grants of Benefits and other determinations under the Program shall be made by the compensation committee of the board of directors or such other committee consisting entirely of persons who are both: (i) "disinterested persons" as defined in Rule 16b-3 of the Securities Exchange Commission; and (ii) "outside directors" as defined under Section 162(m) of the Internal Revenue Code (the "Committee"), except that the Committee may delegate its authority to the extent consistent with applicable law and Securities and Exchange Commission rules, and except that the chief executive officer may grant Benefits under the Program to eligible persons other than directors and executive officers of Abbott, which grants shall be reported to the Committee.

To the extent not inconsistent with the Program's provisions, the Committee's powers will include the power:

  •
  to administer the Program;

  •
  to exercise all the power and authority either specifically granted to it under the Program or necessary or advisable in the administration of the Program;

  •
  to grant Benefits;

  •
  to determine the persons to whom and the time or times at which Benefits will be granted;

  •
  to determine the type and number of Benefits to be granted and the terms and conditions relating to any Benefit;

  •
  to determine whether and to what extent, a Benefit may be settled, canceled, forfeited, accelerated, exchanged, deferred in accordance with Section 409A or surrendered;

  •
  to make adjustments in the terms and conditions applicable to Benefits;

  •
  to construe and interpret the Program and any Benefit;

  •
  to prescribe, amend and rescind rules and regulations relating to the Program;

  •
  to determine the terms and provisions of any Benefit agreement; and

  •
  to make all other determinations deemed necessary or advisable for the administration of the Program.

All determinations of the Committee will be made by the vote of a majority of its members, which will constitute a quorum.

Eligibility

Employees of Abbott and its subsidiaries (including the persons named in the Summary Compensation Table on page 18) selected by the Committee and optionees who receive replacement options pursuant to options granted under the Prior Program will be eligible to receive Benefits under the Program. Directors who are not employees of Abbott or its subsidiaries are eligible to receive certain restricted stock unit awards and nonqualified stock options, as described in more detail below. Because the Committee will select the employees who will receive Benefits, the number of individuals who are eligible to participate in the Program cannot be determined at this time.

Duration

The Program will continue in effect until the tenth anniversary of its approval by Abbott's shareholders, unless terminated earlier by the board of directors.

Adjustments

The Program provides for equitable adjustment by the Committee in the event of certain corporate events such as a stock split, special dividend (in cash, shares or other property), merger, spin-off, or similar occurrence affecting the shares including, for example, adjustments to the number of shares reserved under the Program, the number of shares covered by, or issuable pursuant to each outstanding Benefit, the exercise price or purchase price relating to any Benefit, the performance goals, and the individual and share limitations under the Program.

Options

The Program provides that the exercise price of any stock option will be at least 100 percent of the fair market value of the common shares on the grant date of the option. The Committee may provide for the payment of the exercise price in cash, by delivery of other Abbott common shares having a market value equal to the purchase price of such shares, including by withholding of shares that would otherwise be distributed to the grantee upon exercise, or by any other method approved by the Committee.

The Committee may permit or require a participant to pay all or a portion of the federal, state and local taxes (under U.S. or non-U.S. jurisdictions), including social security and Medicare withholding tax, arising in connection with the receipt or exercise of any Benefit, by having Abbott withhold shares or by delivering shares received in connection with the Benefit or previously acquired, having a fair market value approximating the amount to be withheld.

Stock options granted before 2005 may qualify for replacement options under the Program. When an individual exercises an option granted with a replacement option feature that has been held for at least six months, and pays the exercise price or taxes incurred in connection with the exercise by delivery or withholding of Abbott common shares, that individual may be granted a new nonqualified stock option for the number of shares so used. The replacement option will cover the number of shares surrendered to pay the purchase price, or surrendered or withheld to pay the individual's tax liability, if any, will have an exercise price equal to the fair market value of such shares on the date the replacement option is granted, will be exercisable in full six months from the date of grant, will expire on the expiration date of the original stock option and will contain a similar replacement option feature. Abbott offered replacement options with respect to stock options granted before 2005 to encourage employees to acquire and accumulate common shares by exercising their stock options rather than holding such options until the end of their term. Stock options granted since January 1, 2005 have not been eligible for the grant of replacement options except to the extent required by those options granted under the Prior Program containing the replacement option feature.

No option may be exercised after the expiration of ten years from the date it is granted. The Program contains special rules covering the time of exercise in case of retirement, death, disability, or other termination of employment. The Program also provides that, notwithstanding any other provision, upon the occurrence of a "Change in Control" of Abbott (as defined in the Program), all stock options will become fully vested and exercisable as of the date of the Change in Control.

Restricted Stock Awards and Restricted Stock Units

Restricted stock awards consist of common shares transferred to participants, without payment, as additional compensation for their services to Abbott or one of its subsidiaries. Restricted stock units consist of a contractual right of the participant to receive common shares, or cash equal in value to those shares, in the future, without payment, as additional compensation for their services to Abbott or one of its subsidiaries. Restricted stock awards and restricted stock units awarded under the Program will be subject to such terms and conditions as the Committee determines are appropriate, including without limitation, restrictions on the sale or other disposition of such shares. The Committee may provide the right to vote and receive dividends on restricted stock granted under the Program. Subject to Section 409A of the Internal Revenue Code, the Committee may provide the right to receive dividend equivalents on restricted stock units granted under the Program. Unless otherwise provided, any dividends or dividend equivalents received, including in connection with a stock split of the common shares underlying an award, will be subject to the same restrictions as the common shares underlying the award.

The Program provides that upon the occurrence of a Change in Control of Abbott, all terms and conditions of all restricted stock awards and restricted stock units then outstanding shall be deemed to be satisfied, and all restrictions will lapse, as of the date of the Change in Control.

Performance Awards

The Program permits the grant of performance awards in the form of restricted stock, restricted stock units and other share-based awards. The goals established by the Committee shall be based on any one or a combination of earnings per share, return on equity, return on assets, return on net assets, return on investment, total shareholder return, net operating income, cash flow, increase in revenue, economic value added, increase in share price or cash flow return on investment. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

The Program provides that upon the occurrence of a Change in Control of Abbott, all performance awards then outstanding shall be deemed to have been fully earned and are immediately payable as of the date of the Change in Control.

Other Share-Based Awards and Recognition Awards

The Committee may grant other share-based awards, including stock appreciation rights and other awards based on the value of Abbott common shares, subject to such terms and conditions as the Committee determines are appropriate. The Committee may grant no more than one thousand fully vested common shares in the form of recognition awards to any one individual in any one calendar year.

The Program provides that upon the occurrence of a Change in Control of Abbott, all other share-based awards will become fully vested and all stock appreciation rights shall become fully vested and exercisable as of the date of the Change in Control.

Foreign Benefits

The Committee may grant Benefits to such officers and employees of Abbott and its subsidiaries who reside in foreign jurisdictions, subject to such terms and conditions as the Committee determines are appropriate. The Committee may amend or vary the terms of the Program in order to conform such terms with the requirements of each jurisdiction where a subsidiary is located as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social security contributions for participants and/or the subsidiary, or amend or vary the terms of the Program in a jurisdiction where the subsidiary is located as it considers necessary or desirable to meet the goals and objectives of the Program. The Committee may establish one or more sub-Programs for these purposes. The Committee may establish administrative rules and procedures to facilitate the operation of the Program in such jurisdictions. To the extent permitted under applicable law, the Committee, which may delegate its authority and responsibilities to one or more officers of Abbott, intends to delegate its authority and responsibilities with respect to the grant of Program Benefits to officers and employees of Abbott and its subsidiaries who reside in foreign jurisdictions to the senior vice president of human resources.

Nonqualified Stock Options to Non-Employee Directors

The Program permits each director of Abbott who is not also an employee of Abbott or its subsidiaries ("non-employee directors") to elect to receive any or all of his or her directors' fees earned under Abbott's Non-Employee Directors' Fee Plan in the form of nonqualified stock options. The fees earned in any year that are covered by any such election shall be converted to stock options based on an independent appraisal for such year of the value of such options. Each nonqualified stock option due to a director under this Program will be granted annually, on the date of the annual shareholders meeting, will be immediately exercisable and non-forfeitable and will not be exercisable after the tenth anniversary of the date of grant.

Restricted Stock Units to Non-Employee Directors

The Program also provides that restricted stock units will automatically be awarded each person elected a director of Abbott at the annual shareholders meeting who is not also an employee of Abbott or its subsidiaries. The awards will be made on the date the person is elected as a director, and each award shall cover a number of common shares with a fair market value on the award date closest to the sum of an amount equal to six times the monthly fee under the terms of the Non-Employee Directors' Fee Plan on the date of the award and $50,000. The shares covered by the awards will be fully vested on the award date. The non-employee director receiving the restricted stock units will be entitled to receive one common share for each restricted stock unit upon the earliest of the date the director experiences a "separation from service" (within the meaning of Section 409A of the Internal Revenue Code), the date the director dies or the date of a Change in Control that also qualifies as a "change of control event" (within the meaning of Section 409A of the Internal Revenue Code).

Nontransferability

Except as provided by the Committee, Benefits granted under the Program will be exercisable only by the holder during the holder's lifetime; provided, however, that such Benefits will be transferable by will or by the laws of descent and distribution.

Amendment and Termination

The Program may be amended from time to time or terminated by the board of directors. In the absence of shareholder approval, however, no such amendment may increase the aggregate number of shares available for Benefits, extend the term of the Program, or change or add a category or categories of individuals who are eligible to participate in the Program. In addition, without the written consent of the holder, no amendment or termination of the Program may materially and adversely modify the holder's rights under the express terms and conditions of an outstanding Benefit.

New Program Benefits

Future awards of Benefits under the Program will be determined by the Committee and may vary from year to year and from participant to participant. Future awards under the Program are not determinable at this time because, the awards are discretionary and/or, with respect to certain awards to employees and non-employee directors, also depend on the value of Abbott's common shares at the time that grants are determined. As discussed above, under the Program, each non-employee director who is elected to the board of directors of Abbott at the annual shareholder meeting receives an award of a number of restricted stock units covering the number of common shares having a fair market value on the date of the grant equal to the amount closest to the sum of six times the monthly fee under the terms of the Non-Employee Directors' Fee Plan and $50,000. In 2008, this was 1,917 restricted stock units. The Program also permits each non-employee director to elect to receive any or all of his or her directors' fees earned under Abbott's Non-Employee Directors' Fee Plan in the form of nonqualified stock options. In 2008, if this election had been made, then the following options would have been received: audit committee chair, options covering 6,690 shares; other committee chairs, options covering 6,338 shares; other audit committee members, options covering 5,985 shares; and other non-employee directors, options covering 5,633 shares.

Federal Income Tax Consequences

The following discussion is a brief summary of the principal United States federal income tax consequences of the Program under the provisions of the Internal Revenue Code, as currently in effect. The Internal Revenue Code and regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon a participant's individual circumstances.

Under existing law and regulations, the grant of nonqualified stock options and stock appreciation rights will not result in income taxable to the employee or director or provide a deduction to Abbott. However, the exercise of a nonqualified stock option or stock appreciation right results in taxable income to the holder, and Abbott is entitled to a corresponding tax deduction. At the time of the exercise of a nonqualified stock option, the participant will be taxed at ordinary income tax rates on the excess of the fair market value of the shares purchased over the option's exercise price. At the time of the exercise of a stock appreciation right, the participant will be taxed at ordinary income tax rates on the amount of the cash, or the fair market value of the shares, received by the employee upon exercise.

A participant in the Program who is granted a restricted stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the then current fair market value of the shares. Any such awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. Abbott will be entitled to a corresponding deduction when the value of the award is included in the recipient's taxable income. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be a long-term or short-term capital gain or loss, depending upon the length of time the shares are held.

A recipient of a restricted stock award may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares at the time of grant. If the election is made, the basis of the shares so acquired will be equal to the fair market value at the time of grant. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

An employee or non-employee director who is granted a restricted stock unit will not be taxed upon the grant of the award. Upon receipt of payment of cash or common shares pursuant to a restricted stock unit, the employee or non-employee director will realize ordinary income in an amount equal to any cash received and the fair market value of any common shares received, and Abbott will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the employee or non-employee director.

A recipient of a performance award will generally realize ordinary income at the time common shares are transferred or cash is paid to the grantee with respect to such award.

Approval of the Abbott Laboratories 2009 Employee Stock Purchase Plan for Non-U.S. Employees (Item 3 on Proxy Card)

The board of directors has adopted, subject to the approval of the shareholders, a new Abbott Laboratories 2009 Employee Stock Purchase Plan for Non-U.S. Employees (the "Plan"). A copy of the Plan is attached to this proxy statement as Exhibit C. The board of directors recommends that the shareholders vote FOR the approval of the Plan.

The Plan offers eligible employees the opportunity to acquire a stock ownership interest in Abbott through periodic payroll deductions that will be applied towards the purchase of Abbott common shares at a discount from the then current market price. The purpose of the Plan is to provide an opportunity for non-U.S. employees of certain subsidiaries of Abbott to purchase Abbott common shares and thereby to have the opportunity to share in Abbott's growth.

The following summary of the principal features of the Plan is qualified in its entirety by reference to Exhibit C to this proxy statement. This summary does not purport to be a complete description of all the provisions of the Plan.

Administration

The Plan provides that either the compensation committee of the board of directors or any other committee as the board of directors may designate from time to time (the "Administrator") will administer the Plan. To the extent permitted under applicable law, the Administrator may delegate its authority and responsibilities under the Plan to one or more Abbott officers at any time in its sole discretion.

The Administrator and, to the extent permitted under applicable law, its delegate(s) have full power and authority to promulgate any rules and regulations which are deemed necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as deemed necessary or advisable. Decisions of each of the Administrator and, where applicable, its delegate(s) will be final and binding upon all eligible employees that elect to participate in the Plan. Abbott will pay all reasonable expenses incurred in the administration of the Plan.

The Administrator in its sole discretion may amend or vary the terms of the Plan or establish one or more sub-plans in order (i) to conform such terms with the requirements of each jurisdiction where an Employer (see below) is located, (ii) to take into account or to mitigate or reduce the burden of taxation and social security contributions for participants and/or the Employer, or (iii) to meet the goals and objectives of the Plan.

Eligibility and Participation

Any individual who is an employee, as defined under the Plan, of a participating Abbott subsidiary, including any Abbott subsidiary that subsequently becomes a participant at any time during the term of the Plan (each an "Employer"), is eligible to participate in the Plan. However, the Administrator or, to the extent permitted by applicable law, each Employer may prospectively condition participation by its employees upon a period of service with such Employer. Abbott's officers and directors are not eligible to participate in the Plan. A participant's employment with an Employer will be deemed to be terminated on the day such entity ceases to be an Abbott subsidiary.

Eligible employees may join a purchase cycle prior to the start of that purchase cycle. Eligible employees may join the first purchase cycle, which will commence on August 1, 2009 and end on January 31, 2010.

Securities Subject to the Plan

Ten million Abbott common shares have been reserved for issuance under the Plan, which shall include: (a) the number of Abbott common shares that remain available for future issuance, as of the date the shareholders approve the Plan, under the Abbott Laboratories Affiliate Employee Stock Purchase Plan (Effective February 1, 2002 and as amended through the 1st Amendment adopted June 20, 2003), the Abbott Laboratories, Limited Employee Stock Purchase Plan and the Abbott Laboratories Employee Share Ownership Plan, and (b) the number of Abbott common shares under any of these plans that expire or terminate for any reason without having been exercised in full. The shares may be either authorized but unissued shares, treasury shares or a combination of each, as determined from time to time by the board of directors. If any purchase right granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that purchase right will become available under the Plan.

If on any purchase date the number of shares otherwise purchasable by participants is greater than the number of shares then remaining available under the Plan, then the Administrator will allocate the available shares among the participants in such manner as it deems appropriate in its sole discretion.

Purchase Cycles and Purchase Dates

Abbott common shares will be offered under the Plan through a series of purchase cycles. Unless otherwise determined by the Administrator with respect to a particular jurisdiction, subsidiary, or sub-plan, each purchase cycle will be six consecutive calendar months and subsequent purchase cycles will run consecutively after each preceding purchase cycle. Purchases will occur on the last business day of such purchase cycle. Except where prohibited by applicable law, the Administrator will have the power to make any changes without board approval, and without regard to the expectations of any participants; provided, however, that Abbott and/or the Employer must notify participants of any such change at least 30 days before such change becomes effective.

Purchase Price

The purchase price of the Abbott common shares acquired on each purchase date will be 85% of the lesser of (i) the closing selling price per share of Abbott common shares on the date such purchase cycle begins and (ii) the closing selling price per share of Abbott common shares on the last business day of such purchase cycle.

The closing selling price of Abbott common shares on any relevant date under the Plan will be deemed to be equal to the closing selling price per share on such date as reported in the New York Stock Exchange Composite Transactions, or if no sale has been reported in the New York Stock Exchange Composite Transactions on that date, the closing price reported in the New York Stock Exchange Composite Transactions on the last preceding date on which there was a sale.

Payroll Deductions/Contributions and Stock Purchases

Each participant may authorize periodic payroll deductions in any multiple of 1% to 10% (or such other maximum percentage that may be specified by the Administrator), in whole percentages only, of his or her eligible compensation. Where payroll deductions are prohibited under local law, an Employer may permit its participants to contribute to the Plan by an alternative method of contribution, including personal checks or direct debits from personal banking accounts. Under procedures established by his or her Employer, a participant's authorization and enrollment form will continue in effect from one purchase cycle to the next, unless the participant suspends his or her payroll deductions or contributions or discontinues his or her participation in the Plan. Unless otherwise prohibited under local law or unless alternative procedures are established by the Administrator in its sole discretion, each Employer will convert the payroll deductions or contributions of its participants paid in non-U.S. currency into U.S. dollars as soon as reasonably practicable following the applicable payroll deduction date. For purposes of the Plan, eligible compensation means the basic rate of cash remuneration of any employee as it appears on the books and records of such employee's Employer for services rendered.

Unless a participant has previously ceased participation in the Plan during a purchase cycle, a participant's purchase right will be automatically exercised on each purchase date to purchase that number of full Abbott common shares that the balance credited to such participant's account will entitle him or her to purchase. Any cash remaining in a participant's account after the purchase of Abbott common shares will remain in such participant's account for use in the next purchase cycle.

Special Limitations

The Plan imposes certain limitations upon a participant's right to acquire Abbott common shares, including that no participant may contribute more than the equivalent in local currency of $12,500 during any purchase cycle towards the purchase of Abbott common shares.

Discontinuance of Participation or Termination of Employment

The participant may discontinue participation in the Plan during a purchase cycle and his or her accumulated payroll deductions will be refunded without interest (unless otherwise required under local law) as soon as administratively practicable. A participant who discontinues participation during a purchase cycle will be ineligible to participate in the Plan until he or she re-enrolls in the Plan for a subsequent purchase cycle in accordance with the Plan.

If a participant terminates employment with his or her Employer for any reason prior to the expiration of a purchase cycle, then the participant's participation in the Plan will immediately terminate and the amount credited to the participant's account will be refunded as soon as reasonably practicable.

Shareholder Rights

No participant will have any voting, dividend, or other shareholder rights with respect to Abbott common shares subject to any purchase right under the Plan until the common shares have been purchased and delivered to the participant or into an account for the benefit of the participant as provided in the Plan.

Adjustments

If after the grant of a purchase right, but prior to the purchase of Abbott common shares with respect to a particular purchase period, there is any increase or decrease in the number of outstanding Abbott common shares because of a stock split, stock dividend, combination or recapitalization, the Administrator in its sole discretion will make any substitution or adjustment as it deems appropriate with respect to: the maximum number and kind of Abbott common shares that may be issued under the Plan, the purchase price per share of Abbott common shares, and any other limitations provided under the Plan.

In the event Abbott effects one or more reorganizations, recapitalizations, spin-offs, split-ups, rights offerings or reductions of its outstanding common shares, the Administrator in its sole discretion may make any substitution or adjustment as it deems appropriate with respect to: the maximum number of Abbott common shares available under the Plan, the purchase price per share of Abbott common shares covered by each outstanding purchase right, and any other limitations provided under the Plan.

Assignability

No purchase rights will be assignable or transferable by the participant. Any attempted assignment, transfer, pledge or other disposition will be null and void and without effect.

Liquidation or Dissolution

In the event of the proposed liquidation or dissolution of Abbott, the purchase cycle then in progress will terminate immediately prior to the consummation of such proposed liquidation or dissolution, unless otherwise provided by the Administrator in its sole discretion, and all outstanding purchase rights will automatically terminate and the amounts of all payroll deductions will be refunded without interest (unless otherwise required under local law) to the participants as soon as reasonably practicable.

Change in Control

In the event of a proposed sale of all or substantially all of the assets of Abbott, or the merger or consolidation of Abbott with or into another entity, then in the sole discretion of the Administrator, (i) each purchase right will be assumed, or an equivalent purchase right will be substituted, by the successor corporation or parent or subsidiary of such successor corporation, or (ii) a new purchase date will be established by the Administrator on or before the date of the consummation of such merger, consolidation or sale, and all outstanding purchase rights will be automatically exercised on such new date.

Duration, Termination or Amendment of the Plan

If the shareholders approve the Plan at the Annual Meeting, then the Plan will be effective on August 1, 2009, and the Plan will terminate on July 31, 2019, unless terminated earlier by the board of directors in its sole discretion.

The board of directors may at any time amend the Plan without shareholder approval; however, shareholder approval must be obtained if shareholder approval is required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, applicable New York Stock Exchange or other stock exchange rules, or other applicable laws or regulations.

Certain Income Tax Consequences

Depending on the tax rules of the foreign jurisdictions in which Plan participants reside, there may be ordinary income to the participants at the time of their purchase of common shares under the Plan. If the participant recognizes ordinary income in connection with his or her purchase of common shares under the Plan, Abbott or the Employer will generally be entitled to a deduction in the same amount at the time such ordinary income is recognized.

In the event that Abbott or an Employer is required to withhold any applicable taxes with regard to any compensation or other income realized by a participant under the Plan, then Abbott or such Employer may deduct from any benefits of any kind otherwise due to a participant, including without limitation the proceeds of any sale of Abbott common shares for the account of the participant, the net amount of such applicable taxes required to be withheld or, if such payments are insufficient to satisfy such applicable taxes, the participant will be required to pay to Abbott or such Employer, or make other arrangement satisfactory to Abbott or such Employer regarding payment to Abbott or such Employer of, the net amount of any such taxes.

The foregoing is only a general summary of the effect of income taxation with respect to the purchase of shares under the Plan and does not discuss the U.S. federal income tax laws or the income tax laws of any municipality, state or foreign country.

The Plan is not intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code.

New Plan Benefits

The benefits to be received by those Abbott employees who are eligible to participate in the Plan are not determinable, since the amounts of future purchases by participants are based on elective participant contributions and also depend on the value of Abbott's common shares.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2008, regarding our compensation plans under which Abbott common shares have been authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	128,799,352	$49.16	26,385,803	(1)

Equity compensation plans not approved by security holders(2)	27,783	$29.03	1,992,528	(3)

Total	128,827,135	$49.16	28,378,331

(1)
Abbott Laboratories 1996 Incentive Stock Program.    Benefits under the Program include stock options intended to qualify for special tax treatment under Section 422 of the Internal Revenue Code ("incentive stock options"), stock options that do not qualify for that special tax treatment ("non-qualified stock options"), restricted stock, restricted stock units, stock appreciation rights, performance awards, and foreign qualified benefits. The shares that remain available for issuance under the Program may be issued in connection with any one of these benefits and may be either authorized but unissued shares or treasury shares (except that restricted stock awards may be satisfied only from treasury shares).

  If there is a lapse, expiration, termination, or cancellation of any benefit granted under the Program without the issuance of shares or payment of cash thereunder, or if shares are issued under any benefit under the Program and thereafter are reacquired by Abbott pursuant to rights reserved upon their issuance, or pursuant to the payment of the purchase price of shares under stock options by delivery of other common shares of Abbott, the shares subject to or reserved for that benefit, or so reacquired, may again be used for new stock options, rights, or awards of any type authorized under the Program.

  The Program automatically authorizes the annual addition of Abbott common stock for use in connection with the grant of Program benefits. The Program's automatic annual addition is equal to 1.5 percent of Abbott's total issued and outstanding common shares on the first day of each calendar year beginning January 1, 2000.

(2)
(i)    Perclose, Inc. 1992 Stock Plan and the Perclose, Inc. 1997 Stock Plan.    In 1999, in connection with its merger with Perclose, Inc., Abbott assumed options outstanding under both the Perclose, Inc. 1992 Stock Plan and the Perclose, Inc. 1997 Stock Plan. As of December 31, 2008, 27,738 options remained outstanding under the plans. These options have a weighted-average purchase price of $29.03.

  (ii)    Abbott Laboratories Affiliate Employee Stock Purchase Plan.    Eligible employees of participating non-U.S. affiliates of Abbott may participate in this plan. An eligible employee may authorize payroll deductions at the rate of 1% to 10% of eligible compensation (in multiples of one percent) subject to a limit of US $12,500 during any purchase cycle.

  Purchase cycles are generally six months long and usually begin on August 1 and February 1. On the last day of each purchase cycle, Abbott uses participant contributions to acquire Abbott common shares. The shares acquired come from treasury shares. The purchase price is 85% of the lower of the fair market value of the shares on that date or on the first day of that purchase cycle.

  (iii)    Abbott Laboratories Employee Share Ownership Plan.    Eligible employees of Abbott's affiliates in the United Kingdom may participate in this plan. Each eligible employee may contribute up to 10% of his or her salary, subject to a maximum statutory limit of £125 per month. Each month, these contributions are used to buy Abbott shares on the open market at its then current market price. The plan contains an employer matching share feature under which the participating employers purchase an Abbott common share on the open market for each share purchased by the employee with the first 1.75% of salary. Matching shares cannot be sold or transferred from the plan for a period of three years from the date of allocation. The plan is tax approved.

  (iv)    Abbott Laboratories, Limited Employee Stock Purchase Plan.    Eligible employees of Abbott Laboratories, Limited ("Abbott Canada") may participate in the plan. Each eligible employee may contribute to the basic plan an amount equal to 2% of eligible compensation up to an annual maximum of

  $4,000 (Canadian). Abbott Canada matches employee contributions to the basic plan using a formula that takes into account employee contributions. In addition, the employee can also contribute to the supplementary plan an amount up to 8% of eligible compensation. There is no matching of employee supplementary contributions by Abbott Canada. All contributions of the basic and supplementary plans are combined and used to make monthly purchases of Abbott common shares on the open market at its then current market price. Shares are allocated and accumulated to individual employee stock accounts based on individual contributions and the average open market purchase price for a given year. The employee stock purchase plan is managed by the Abbott Canada Treasurer.

  (v)    Abbott Laboratories Equity-Based Award/Recognition Plan.    Abbott uses stock award plans to motivate and reward employee performance. For example, Abbott shares are awarded to employees who have been granted a patent or met other performance based criteria. Abbott purchases the shares awarded under these plans on the open market.

(3)
The number of securities includes:

  (i)    912,893 shares available for issuance under the Abbott Laboratories Affiliate Employee Stock Purchase Plan,

  (ii)    49,874 shares available for issuance under the Abbott Laboratories Employee Share Ownership Plan,

  (iii)    575,938 shares available for issuance under the Abbott Laboratories, Limited Employee Stock Purchase Plan, and

  (iv)    453,823 shares available for issuance under the Abbott Laboratories Equity-Based Award/Recognition Plan.

If shareholders approve the Abbott Laboratories 2009 Stock Incentive Plan and Abbott Laboratories 2009 Employee Stock Purchase Plan for Non-U.S. Employees, then upon their becoming effective no further options or awards will be granted from any of the existing plans described in the above table. In addition, all outstanding awards under the Perclose, Inc. 1992 Stock Plan and the Perclose, Inc. 1997 Stock Plan, will expire on November 14, 2009, and those two plans will then terminate.

Ratification of Deloitte & Touche LLP as Auditors (Item 4 on Proxy Card)

Abbott's bylaws provide that the audit committee shall appoint annually a firm of independent registered public accountants to serve as auditors. In October 2008, the audit committee appointed Deloitte & Touche LLP to act as auditors for 2009. Deloitte & Touche LLP has served as Abbott's auditors since 2002.

Although the audit committee has sole authority to appoint auditors, it would like to know the opinion of the shareholders regarding its appointment of Deloitte & Touche LLP as auditors for 2009. For this reason, shareholders are being asked to ratify this appointment. If the shareholders do not ratify the appointment of Deloitte & Touche LLP as auditors for 2009, the audit committee will take that fact into consideration, but may, nevertheless, continue to retain Deloitte & Touche LLP.

The board of directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as auditors for 2009.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

Audit Fees and Non-Audit Fees

The following table presents fees for professional audit services by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (the "Deloitte Entities") for the audit of Abbott's annual financial statements for the years ended December 31, 2008 and December 31, 2007, and fees billed for other services rendered by the Deloitte Entities during these periods.

	2008	2007
Audit fees: (1)	$16,000,000	$15,409,000
Audit related fees: (2)	155,000	21,000
Tax fees: (3)	987,000	1,428,000
All other fees: (4)	—	—

Total	$17,142,000	$16,858,000
(1)
The Deloitte Entities billed or will bill Abbott for professional services rendered for the audit of Abbott's annual financial statements, the review of Abbott's financial statements included in Abbott's quarterly reports, and the audits of Abbott's internal control over financial reporting, statutory and subsidiary audits, the review of documents filed with the Securities and Exchange Commission, and certain accounting consultations in connection with the audits.

(2)
Audit related fees include: accounting consultations and audits in connection with proposed acquisitions and divestitures, and consultations related to Abbott's internal control over financial reporting.

(3)
Tax fees consist principally of professional services rendered by the Deloitte Entities for tax compliance and tax planning and advice including assistance with tax audits and appeals, and tax advice related to mergers and acquisitions.

(4)
No fees for other service were incurred in 2008 or 2007.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

The audit committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by the Deloitte Entities.

Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the audit committee for approval.

Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting.

Report of the Audit Committee

Management is responsible for Abbott's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting. The audit committee reviews these processes on behalf of the board of directors. In this context, the committee has reviewed and discussed the audited financial statements contained in the 2008 Annual Report on Form 10-K with Abbott's management and its independent registered public accounting firm.

The committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

The committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence. The committee has also considered whether the provision of the services described on page 46 under the captions "Audit Fees and Non-Audit Fees" is compatible with maintaining the independence of the independent registered public accounting firm.

Based on the review and discussions referred to above, the committee recommended to the board of directors that the audited financial statements be included in Abbott's Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission.

Audit Committee

R. S. Austin, Chair, D. A. L. Owen, S. C. Scott III, W. D. Smithburg, and G. F. Tilton

Section 16(a) Beneficial Ownership Reporting Compliance

Two reports were filed late by Abbott: one report for Thomas F. Chen reporting a gift of shares, and one report for William D. Smithburg reporting a gift of shares.

Shareholder Proposals

Three shareholder proposals have been received. Abbott is advised that the proposals will be presented for action at the Annual Meeting. The proposed resolutions and the statements made in support thereof are presented below.

The board of directors recommends that you vote AGAINST the proposals.

Shareholder Proposal on Animal Testing (Item 5 on Proxy Card)

The Physicians Committee for Responsible Medicine, 5100 Wisconsin Avenue, N.W., Suite 400, Washington, D.C. 20016, and 7 other proponents have informed Abbott that they intend to present the following proposal at the meeting. Abbott will provide the proponents' names and addresses to any shareholder who requests that information and, if provided by a proponent to Abbott, the number of Abbott common shares held by that proponent.

Resolved: that shareholders encourage the Board of Abbott Laboratories ("Abbott") to prepare and issue a detailed report to shareholders by November 30, 2009, incorporating (1) an animal use inventory, including, but not limited to designations by species, numbers, and the nature and purpose of each use (e.g., research and development, efficacy, toxicity), and (2) a written plan with a reasonable timeframe for replacing, reducing and refining the use of animals ("3Rs") in all research, development and testing, where not otherwise mandated by law. The report should address animal use in all of the Abbott's research, development and testing conducted by in-house or contracting laboratories. Finally, the Board should consider creating a management position committed solely to ensuring Abbott's realization of the 3Rs.

Proponent's Statement in Support of Shareholder Proposal

Product development or testing on animals carries moral and scientific obligations to adhere to the modern principles of the 3Rs. As a result, replacement of animal testing has increasingly become a matter of significant controversy, debate, and public policy concern. The scientific imperative for this change is furthered not only by the high failure rate of pharmaceuticals, but by recent advances in genomics, systems biology, and computational biology.

Astonishingly, 92% of drugs deemed safe and effective in animals, fail when tested in humans.(1) Out of the 8% of FDA-approved drugs, half are later relabeled or withdrawn due to unanticipated, severe adverse effects. A 96% failure rate not only challenges the reliability of animal experiments to predict human safety and efficacy, it creates enormous risks of litigation, adverse publicity, and wasted resources. Drugs with remarkable promise for human health can have delayed market entry, if at all, because misleading animal results may portray safe products as dangerous.

In addressing these shortcomings, Abbott should consider the recent report by the National Academies' esteemed National Research Council ("NRC"). The report stated: "Advances in toxicogenomics, bioinformatics, systems biology, epigenetics, and computational toxicology could transform toxicity testing from a system based on whole-animal testing to one founded primarily on in vitro methods."(2) These approaches will improve efficiency with cost cutting, increased speed, better, more predictive science based on human rather than animal physiology, and reduced animal use and suffering. Abbott's accelerated adoption of cutting edge human-based technologies potentially enables increased profitability of drug development, a strengthened leadership role in pharmaceutical technology, and advancement of the 3Rs' vision to replace all animal use in research and testing.

With high failure rates and potential human health implications of animal-tested drugs, Abbott should concretely outline the implementation of alternatives that will safely and effectively address human health risks. We urge shareholders to vote in favor of this proposal to require Abbott to report an implementation plan for the 3Rs and the replacement of animal-based testing.

Board of Directors' Statement in Opposition to the Shareholder Proposal on Animal Testing (Item 5 on Proxy Card)

The Company's policy is to keep live animal research to a minimum, and where feasible and permitted by law, alternatives to animal testing will be utilized. Abbott adheres to the principles enumerated in the 3Rs relating to replacing, reducing and refining the use of animals in all research, development and testing. The effort to advance the 3Rs is led by the Company's manager of animal welfare and compliance, who is a doctor of veterinary medicine. Abbott also has an Alternative Committee consisting of research staff and veterinarians who search for alternative methods that we can adopt into our programs. In addition, in 2009, we will initiate a Visiting Scientist Program to focus on research into the 3Rs.

In 2006, Abbott created an Animal Welfare Award program to recognize individuals and/or teams who work to advance animal welfare at Abbott through the adoption of one of the 3Rs. There are three levels of awards that serve to recognize a range of enhancements to the animal welfare program. Abbott also brings in independent animal welfare consultants to present seminars, training and to serve as scientific collaborators to help our animal welfare program stay abreast of best practices in the research area.

(1)
FDA Teleconference: Steps to Advance the Earliest Phases of Clinical Research in the Development of Innovative Medical Treatments (von Eschenbach, Andrew C. 2006). Accessed online:
http://www.fda.gov/oc/speeches/2006/fdateleconfernce0112.html.

(2)
Toxicity Testing in the 21st Century: A Vision and a Strategy    (NRC 2007).

Currently, Abbott uses many cell-based (in vitro) alternative methods that replace whole animal (in vivo) testing, whenever possible. When these in vitro methods show a compound to be toxic or less effective than others, that particular compound can often be eliminated from further testing in animals. However, we have an ethical obligation to understand fully the potential health benefits of our products as well as possible negative effects.

Thus, when animal use is legally required or scientifically necessary, Abbott has established programs relating to the treatment of animals that meet the regulations of the United States, the European Union and other countries. These programs are designed to address animal psychological, social and behavioral needs and are based upon the United States Department of Agriculture (USDA) regulations and the principles of the National Research Council's Guide for the Care and Use of Laboratory Animals. All animal care protocols meet or exceed applicable regulations and guidelines relevant to the welfare of research animals.

Abbott first sought and received accreditation by the Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) in 1975. Accreditation by AAALAC International is an entirely voluntary process, and is widely considered the best mechanism for obtaining independent, external expert validation that an organization is meeting high standards of animal care and use. There have been periodic site assessments by AAALAC since the mid-1970s to review Abbott's animal use and care programs. Abbott has met AAALAC's continually evolving best practices for animal care and use and has never failed to obtain accreditation.

Similarly, Abbott is inspected by the USDA at least annually through unannounced site inspections, assessing the condition of laboratory animals, and inspecting the records of the Institutional Animal Care and Use Committees (IACUCs). Abbott provides oversight of its animal welfare and use through IACUCs, laboratory animal veterinarians who are certified by the American College of Laboratory Animal Medicine (ACLAM), and recognized by the American Veterinary Medical Association, and animal welfare officers. Through these efforts, Abbott adheres responsibly to the highest scientific standards, regulatory mandates and ethics regarding animal care and treatment.

Abbott also files an annual report on animal welfare with the USDA, which is available to the general public. Abbott also sets expectations for contract laboratories with which it works in the Abbott Supplier Code of Conduct and has developed a Global Animal Welfare Policy and Corporate Animal Welfare Committee to ensure that suppliers of animal services meet our expectations for animal welfare. These expectations include compliance with all legal and regulatory requirements surrounding the ethical treatment of any and all research animals.

In light of Abbott's significant efforts with respect to animal welfare, adoption of the 3Rs, and existing reporting, the report requested by the proponents represents an unnecessary, duplicative expense that is not in the best interests of Abbott and its shareholders.

The board of directors recommends that you vote AGAINST the proposal.

Shareholder Proposal on Health Care Principles (Item 6 on Proxy Card)

The Sisters of Charity of Saint Elizabeth, One Convent Road, Convent Station, NJ 07961 and sixteen other proponents have informed Abbott that they intend to present the following proposal at the meeting. Abbott will provide the proponents' names and addresses to any shareholder who requests that information and, if provided by a proponent to Abbott, the number of Abbott common shares held by that proponent. The proposal should be opposed in our Proxy Statement.

RESOLVED: shareholders urge the Board of Directors to adopt principles for comprehensive health care reform (such as those based upon principles reported by the Institute of Medicine):

1.
Health care coverage should be universal.

2.
Health care coverage should be continuous.

3.
Health care coverage should be affordable to individuals and families.

4.
The health insurance strategy should be affordable and sustainable for society.

5.
Health insurance should enhance health and well being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered, and equitable).

Consistently, polls show that access to affordable, comprehensive health care insurance is one of the most significant social policy issues in America (NBC News/Wall Street Journal, USA Today/Gallup and The New York Times/CBS News).

Many national organizations have made health care reform a priority. In 2007, representing "a stark departure from past practice," the American Cancer Society redirected its entire $15 million advertising budget "to the consequences of inadequate health coverage" in the United States (New York Times, 8/31/07).

John Castellani, president of the Business Roundtable (representing over 150 of the country's largest companies), states that 52% of the Business Roundtable's members say health costs represent their biggest economic challenge. "The cost of health care has put a tremendous weight on the U.S. economy," according to Castellani, "The current situation is not sustainable in a global, competitive workplace." (BusinessWeek, July 3, 2007). The National Coalition on Health Care (whose members include 75 of the United States' largest publicly-held companies, institutional investors and labor unions), also has created principles for health insurance reform. According to the National Coalition on Health Care, implementing its principles would save employers presently providing health insurance coverage an estimated $595-$848 billion in the first 10 years of implementation.

Annual surcharges as high as $1,160 for the uninsured are added to the total cost of each employee's health insurance, according to Kenneth Thorpe, a leading health economist at Emory University. Consequently, we shareholders believe that the 45.7 million Americans without health insurance results in higher costs for Abbott and other U.S. companies providing health insurance to their employees.

In our view, increasing health care costs have focused growing public awareness and media coverage on the plight of active and retired workers struggling to pay for medical care. Increasing health care costs leads companies to shift costs to employees. This can reduce employee productivity, health and morale. We also believe rising healthcare costs borne by the company have an adverse effect on shareholder value.

Proponent's Statement in Support of Shareholder Proposal

The Institute of Medicine, established by Congress as part of the National Academy of Sciences, issued its principles for reforming health insurance coverage in Insuring America's Health: Principles and Recommendations (2004). We believe that adopting principles for health care reform will help guide our Company in responding to this significant social policy issue. We ask shareholders to support this resolution.

Board of Directors' Statement in Opposition to the Shareholder Proposal on Health Care Principles (Item 6 on Proxy Card)

The Company's position on health care reform is well known to its investors and the public. The Company has disclosed, both on its website and in its Global Citizenship Report, as well as in several public forums, it believes that all people should have access to quality health care. It believes that solutions need to be found to help the millions of Americans who do not have health insurance. Abbott participates in numerous programs to promote the underlying principle of getting medicines to the uninsured or underinsured. These programs are explained in great detail on Abbott's website, www.abbott.com/citizenship.

Among other programs, Abbott's efforts include the following:

•
Through its patient assistance programs in the United States, Abbott provides free medicines to financially disadvantaged patients who do not have prescription drug coverage. Under these programs in 2008, more than 155,000 patients received free medicines valued at over $255 million.

•
Abbott participates in industry-wide initiatives to help low-income, uninsured or underinsured patients access free or discounted medicines. For example, Abbott participates in "Partnership for Prescription Assistance," which brings together pharmaceutical companies, doctors, patient advocacy organizations and community groups to help low-income, uninsured patients obtain free or nearly free medicines by increasing awareness of industry patient assistance programs. Over 5.5 million patients have been matched with programs through the end of 2008.

•
Abbott supported the enactment of the Medicare Modernization Act, which added voluntary prescription drug coverage to the Medicare health insurance program for people in the United States who are over 65 years of age, or have certain disabilities or serious kidney disease.

•
Abbott offers its employees 100% coverage on Abbott medicines and diabetes care products.

The Board of Directors believes that Abbott has adequately disclosed its position on universal health care and its efforts to assist the uninsured. The formal adoption of proponent's proposed Health Care Reform Principles is not warranted and would not provide shareholders with any meaningful additional information or value.

The board of directors recommends that you vote AGAINST the proposal.

Shareholder Proposal on Advisory Vote (Item 7 on Proxy Card)

The Unitarian Universalist Association of Congregations, 25 Beacon Street, Boston, MA 02108, owner of 100 Abbott common shares, has informed Abbott that it intends to present the following proposal at the meeting. The proposal should be opposed in our Proxy Statement.

RESOLVED, that the shareholders of Abbott Laboratories Corporation request the board of directors to adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers ("NEOs") set forth in the proxy statement's Summary Compensation Table (the "SCT") and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

Proponent's Statement in Support of Shareholder Proposal

Investors are increasingly concerned about mushrooming executive compensation especially when insufficiently linked to performance. In 2008, shareholders filed close to 100 "Say on Pay" resolutions. Votes on these resolutions have averaged 43% in favor, with ten votes over 50%, demonstrating strong shareholder support for this reform.

An Advisory Vote establishes an annual referendum process for shareholders about senior executive compensation. We believe the results of this vote would provide the board and management useful information about shareholder views on the company's senior executive compensation.

In its 2008 proxy Aflac submitted an Advisory Vote resulting in a 93% vote in favor, indicating strong investor support for good disclosure and a reasonable compensation package. Daniel Amos, Chairman and CEO said, "An advisory vote on our compensation report is a helpful avenue for our shareholders to provide feedback on our pay-for-performance compensation philosophy and pay package."

To date ten other companies have also agreed to an Advisory Vote, including Verizon, MBIA, H&R Block, Ingersoll Rand, Blockbuster, and Tech Data. TIAA-CREF, the country's largest pension fund, has successfully utilized the Advisory Vote twice.

Influential proxy voting service RiskMetrics Group, recommends votes in favor, noting: "RiskMetrics encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability."

The Council of Institutional Investors endorsed advisory votes and a bill to allow annual advisory votes passed the House of Representatives by a 2-to-1 margin. We believe the statesman like approach for company leaders is to adopt an Advisory Vote voluntarily before required by law.

We believe that existing U.S. Securities and Exchange Commission rules and stock exchange listing standards do not provide shareholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast, in the United Kingdom, public companies allow shareholders to cast a vote on the "directors' remuneration report," which discloses executive compensation. Such a vote isn't binding, but gives shareholders a clear voice that could help shape senior executive compensation.

We believe that a company that has a clearly explained compensation philosophy and metrics, reasonably links pay to performance, and communicates effectively to investors would find a management sponsored Advisory Vote a helpful tool.

The economic crisis highlights the importance of an Advisory Vote for financial companies.

Board of Directors' Statement in Opposition to the Shareholder Proposal on Advisory Vote (Item 7 on Proxy Card)

The fundamental principle of corporate governance is to provide shareholders with an independent oversight body to govern a company for the benefit of its shareholders. Abbott's independent Board of Directors is responsible for all aspects of governance, including compensation for executives, as well as Abbott's equity-based plans for all of Abbott's employees. Abbott has extremely robust governance practices, which include executive compensation programs that are closely aligned with shareholder interests and annual grants of stock with performance vesting requirements. Shareholders have recognized these attributes of Abbott's governance and executive compensation practices and have rejected this proposal each of the last two times it has been presented.

An advisory vote would ask shareholders to endorse or reject compensation decisions without the benefit of all the relevant information available to the Board of Directors, or to the Compensation Committee members, or the benefit of their expertise. The Compensation Committee, composed entirely of independent directors, is responsible for bringing its knowledge and skill to the process of reviewing, approving and overseeing Abbott's compensation plans and practices. The Committee determines executive compensation only after considering a multitude of factors, including the strategic and financial objectives of Abbott and the performance of the individuals involved. The Committee considers both public and confidential information. In this process, the Committee uses comparative market data from dozens of other companies and retains advisors, as appropriate, to provide expert advice on compensation variables and levels.

The Compensation Committee has determined that an executive compensation program designed around various elements of compensation, which includes base salaries, incentive bonuses, and various performance-based equity awards, best meets its dual objectives of retaining highly talented executives and aligning compensation with shareholder returns. This program promotes the best interests of shareholders.

The advisory vote called for by the proponent will not enhance Abbott's governance practices or improve accountability or communication with shareholders. Abbott has established procedures to provide shareholders with a means to communicate directly with Board and Committee members on any issue, including executive compensation. Additionally, Abbott also has in place various accountability mechanisms, such as its majority voting requirements, to ensure that shareholder opinions are heard.

For the foregoing reasons, the Board of Directors believes that an advisory vote is not in the best interests of Abbott's shareholders and is not in the best interests of Abbott.

The board of directors recommends that you vote AGAINST the proposal.

Other Matters

In 2007, a shareholder derivative action was filed in the United States District Court for the Northern District of Illinois against Abbott and Abbott's then current directors alleging that these directors breached their fiduciary responsibilities in connection with oversight of regulatory compliance with Food and Drug Administration regulations which allegedly caused unspecified injury or damage to Abbott. As required by its articles of incorporation, Abbott advanced defense costs on behalf of the directors named in this lawsuit. In 2008, the court dismissed this case.

Date for Receipt of Shareholder Proposals for the 2010 Annual Meeting Proxy Statement

Shareholder proposals for presentation at the 2010 Annual Meeting must be received by Abbott no later than November 19, 2009 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 2010 meeting.

Procedure for Recommendation and Nomination of Directors and Transaction of Business at Annual Meeting

A shareholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the chairman of the nominations and governance committee or the secretary of Abbott. Recommendations should be accompanied by a statement of qualifications and confirmation of the person's willingness to serve. A nominee who is recommended by a shareholder following these procedures will receive the same consideration as other comparably qualified nominees.

A shareholder entitled to vote for the election of directors at an Annual Meeting and who is a shareholder of record on:

•
the record date for that Annual Meeting,

•
the date the shareholder provides timely notice to Abbott, and

•
the date of the Annual Meeting,

may directly nominate persons for director by providing proper timely written notice to the secretary of Abbott.

That notice must include the name, age, business address, residence address and principal occupation or employment of the nominee, the class and number of shares of Abbott owned by the nominee and any other information relating to the nominee that is required to be disclosed in solicitations for proxies pursuant to the Securities Exchange Act. In addition, the notice must include the name and record address of the nominating shareholder and the class and number of shares of Abbott owned by the nominating shareholder.

A shareholder of record on the record date for an Annual Meeting of Shareholders, the date the shareholder provides timely notice to Abbott, and on the date of the Annual Meeting of Shareholders may properly bring business before the Annual Meeting by providing timely written notice to the secretary of Abbott. For each matter the shareholder proposes to bring before the Annual Meeting, the notice must include a brief description of the business to be discussed, the reasons for conducting such business at the Annual Meeting, the name and record address of the shareholder proposing such business, the class and number of shares of Abbott owned by the shareholder and any material interest of the shareholder in such business.

To be timely, written notice either to directly nominate persons for director or to bring business properly before the Annual Meeting must be received at Abbott's principal executive offices not less than ninety days and not more than one hundred twenty days prior to the anniversary date of the preceding Annual Meeting. If the Annual Meeting is called for a date that is not within twenty-five days before or after such anniversary date, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or made public in a press release or in a filing with the Securities and Exchange Commission, whichever occurs first. To be timely for the 2010 Annual Meeting, this written notice must be received by Abbott no later than January 24, 2010.

General

It is important that proxies be returned promptly. Shareholders are urged, regardless of the number of shares owned, to vote their shares. Most of Abbott's shareholders may vote their shares by telephone or the Internet. Shareholders who wish to vote by mail should sign and return their proxy card in the enclosed business reply envelope. Shareholders who vote by telephone or the Internet do not need to return their proxy card.

The Annual Meeting will be held at Abbott's headquarters, 100 Abbott Park Road, located at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. Admission to the meeting will be by admission card only. A shareholder planning to attend the meeting should promptly complete and return the reservation form. Reservation forms must be received before April 17, 2009. An admission card admits only one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

By order of the board of directors.
LAURA J. SCHUMACHER SECRETARY

EXHIBIT A

Director Independence Standard

No director qualifies as "independent" unless the Board affirmatively determines that the director has no material relationship with Abbott or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Abbott or any of its subsidiaries). In making this determination, the Board shall consider all relevant facts and circumstances, including the following standards:

•
A director is not independent if the director is, or has been within the last three years, an employee of Abbott or its subsidiaries, or an immediate family member is, or has been within the last three years, an executive officer of Abbott or its subsidiaries.

•
A director is not independent if the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from Abbott or its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), and other than amounts received by an immediate family member for service as an employee (other than an executive officer).

•
A director is not independent if (A) the director or an immediate family member is a current partner of a firm that is Abbott's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on Abbott's or its subsidiaries' audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on Abbott or its subsidiaries' audit within that time.

•
A director is not independent if the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the present executive officers of Abbott or its subsidiaries at the same time serves or served on that company's compensation committee.

•
A director is not independent if the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Abbott or its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

•
A director is not independent if the director is an executive officer of a charitable organization that received charitable contributions (other than matching contributions) from Abbott and its subsidiaries in the preceding fiscal year that are in excess of the greater of $1 million or 2% of such charitable organization's consolidated gross revenues.

A-1

EXHIBIT B

Abbott Laboratories 2009 Incentive Stock Program (Item 2 On Proxy Card)

     1.  Purpose.  The purpose of the Abbott Laboratories 2009 Incentive Stock Program is to attract and retain outstanding directors, officers and other employees of Abbott Laboratories and its Subsidiaries, and to furnish incentives to such persons by providing opportunities to acquire common shares of the Company, or monetary payments based on the value of such shares or the financial performance of the Company, or both, on advantageous terms as herein provided and to further align such persons' interests with those of the Company's other shareholders through compensation that is based on the value of the Company's common shares.

     2.  Administration.  The Program will be administered by the Committee. For purposes of the Program, the "Committee" shall be a committee of at least two persons which shall be either the Compensation Committee of the Board or such other committee comprised entirely of persons who are both: (i) "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission; and (ii) "outside directors" as defined under Code Section 162(m). The Compensation Committee of the Board shall serve as the Committee administering the Program until such time as the Board designates a different Committee.

The Committee has the following powers, which it may exercise in its sole discretion, subject to and not inconsistent with the express provisions of the Program: (i) to administer the Program; (ii) to exercise all the power and authority either specifically granted to it under the Program or necessary or advisable in the administration of the Program; (iii) to grant Benefits; (iv) to determine the persons to whom and the time or times at which Benefits shall be granted; (v) to determine the type and number of Benefits to be granted, the number of Shares to which a Benefit may relate and the terms, conditions, restrictions and Performance Goals relating to any Benefit; (vi) to determine whether, to what extent, and under what circumstances a Benefit may be settled, canceled, forfeited, accelerated, exchanged, deferred (in accordance with the requirements of Code Section 409A) or surrendered; provided that, except as described in Section 5, the Committee shall neither lower the exercise price or base price of an outstanding option or Stock Appreciation Right nor grant any Benefit or provide cash in replacement of a canceled option or Stock Appreciation Right which had been granted at a higher exercise price or base price without the prior approval of the Company's shareholders; (vii) to make adjustments in the terms and conditions (including Performance Goals) applicable to Benefits; (viii) to construe and interpret the Program and any Benefit; (ix) to prescribe, amend and rescind rules and regulations relating to the Program, including any sub-Program contemplated by Section 10; (x) to determine the terms and provisions of any Benefit Agreement (which need not be identical for each Grantee); and (xi) to make all other determinations deemed necessary or advisable for the administration of the Program. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Program or in any Benefit Agreement in the manner and to the extent it shall deem necessary or advisable to carry the Program into effect and shall be the sole and final judge of such necessity or advisability.

A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Program may be made without notice of a meeting of the Committee by a writing signed by all of the Committee members. The decision of the Committee as to all questions of interpretation, application and administration of the Program shall be final, binding and conclusive on all persons.

The Committee may, from time to time, delegate any or all of its duties, powers and authority to any officer or officers of the Company, except to the extent such delegation would be inconsistent with Rule 16b-3 of the Securities and Exchange Commission or other applicable law, rule or regulation. The Chief Executive Officer of the Company may grant Benefits under the Program other than to persons subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company at the time that delegated authority is exercised. All such grants by the Chief Executive Officer shall be reported annually to the Committee, however, the Committee is not required to take any action with respect to such grants. No Committee member or delegate thereof shall be liable for any action taken or determination made, or which the Committee member or delegate fails to take or make, in good faith with respect to the Program or any Benefit.

     3.  Participants.  Participants in the Program shall consist of the employees of the Company or any of its Subsidiaries who the Committee in its sole discretion may designate from time to time to receive Benefits, optionees who are eligible to receive replacement options with respect to options originally granted under the Prior Program or the Program that include a replacement option feature, and, solely for purposes of receiving Benefits under Section 11 and Section 12, Non-Employee Directors of the Company. The Committee's designation of a person to receive a Benefit in any year shall not require the Committee to designate such person to receive a Benefit in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits, including without limitation (i) the financial condition of the Company; (ii) anticipated profits for the current or future years; (iii) contributions of participants to the profitability and development of the Company; (iv) prior awards to participants; and (v) other compensation provided to participants.

     4.  Shares Reserved Under the Program and Adjustments.  Subject to adjustment as provided in this Section 4, the maximum number of Shares available for issuance under the Program is 175,000,000 Shares plus: (i) the number of shares previously reserved under the Prior Program in excess of the number of shares as to which Benefits have been granted under the Prior Program as of the Effective Date, and (ii) the number of Shares subject to outstanding awards as of the Effective Date under the Prior Program that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable Shares) (the "Share Limit"); provided that each Share issued under the Program pursuant to a Full Value Award shall be counted against the foregoing

Share Limit as three shares for every one share actually issued in connection with such award. Such Shares may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Any Shares as to which Benefits granted under the Prior Program may lapse, expire, terminate or be canceled after the Effective Date, shall also be reserved and available for issuance under this Program. No Benefits shall be granted under the Prior Program after the date of shareholder approval of this Program.

If there is a lapse, expiration, termination, forfeiture or cancellation of any Benefit without the issuance of Shares or payment of cash thereunder, the Shares reserved for such Benefit may again be used for the grant of new Benefits of any type authorized under this Program; provided, however, that in no event may the number of Shares issued under this Program exceed the total number of Shares reserved for issuance hereunder. Shares that are issued under any Benefit and thereafter reacquired by the Company pursuant to rights reserved upon the issuance thereof, or pursuant to the payment of the exercise price of Shares under options by delivery of other Shares, or Shares under options or stock-settled Stock Appreciation Rights that were not issued upon the net exercise or net settlement of such options or Stock Appreciation Rights, or Shares repurchased by the Company with the proceeds collected in connection with the exercise of outstanding options, and Shares that are exchanged by a Grantee or withheld by the Company to satisfy tax withholding requirements in connection with any Program Benefit shall not be available for subsequent awards of Program Benefits. Upon the exercise of any Benefit granted in tandem with any other Benefits, such related Benefits shall be canceled to the extent of the number of Shares as to which the Benefit is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Program Benefits. Benefits that may be settled only in cash shall not reduce the number of Shares available for subsequent awards of Benefits.

The maximum number of Shares with respect to which Non-Qualified Stock Options under Section 6 and Stock Appreciation Rights under Section 9(a) may be granted to any one participant, in the aggregate in any one calendar year, shall be two million (2,000,000) Shares. Determinations made in respect of the limitation set forth in this paragraph shall be made in a manner consistent with Code Section 162(m).

Except as provided in a Benefit Agreement or as otherwise provided in the Program, if the Committee determines that any special dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an equitable change or adjustment relating to the Program or Program Benefits is appropriate, then the Committee shall make any such equitable changes or adjustments as it deems necessary or appropriate, including by way of illustration, changes or adjustments to any or all of (i) the number and kind of Shares or other property (including cash) that may thereafter be issued in connection with Benefits, including the Share Limit, (ii) the number and kind of Shares or other property issued or issuable in respect of outstanding Benefits, (iii) the exercise price, grant price or purchase price relating to any Benefit, (iv) the Performance Goals and (v) the individual and other limitations applicable to Benefits; provided that no such adjustment shall cause any Benefit hereunder which is or becomes subject to Code Section 409A to fail to comply with the requirements of such section; and provided further that, unless otherwise determined by the Committee, any additional Shares or other securities or property issued with respect to Shares covered by awards granted under the Program as a result of any stock split, combination, stock dividend, recapitalization or other adjustment event described in this Section 4 shall be subject to the restrictions and other provisions of the original Benefit awarded under the Program.

     5.  Types of Benefits.  The following Benefits, alone or in combination, may be granted under the Program: (i) Nonqualified Stock Options, (ii) Restricted Stock Awards, (iii) Restricted Stock Units, (iv) Performance Awards, (v) Other Share-Based Awards (including Stock Appreciation Rights, dividend equivalents and recognition awards), (vi) awards to Non-Employee Directors, and (vii) Foreign Benefits, all as described below.

     6.  Options.

  (a)
  In General.

The Committee may grant Nonqualified Stock Options to Grantees which may be subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Benefit Agreement (provided that any such Benefit is subject to the vesting requirements described herein).

The Committee shall determine the exercise price for each Share purchasable under an option, but in no event shall the exercise price per Share be less than the Fair Market Value of a Share on the option's date of grant. The exercise price shall be paid in full at the time of exercise; payment may be made as determined by the Committee, including (1) in cash, which may be paid by check, or other instrument acceptable to the Company; (2) unless otherwise provided in the Benefit Agreement, in Shares having a then market value equal to the aggregate exercise price (including by withholding Shares that otherwise would be distributed to the Grantee upon exercise of the option); (3) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sales proceeds from the option Shares or loan proceeds to pay the exercise price and any withholding taxes due to the Company; or (4) by any other method permitted by the Committee. Any amount necessary to satisfy applicable federal, state or local tax withholding requirements (or corresponding requirements under applicable laws in non-U.S. jurisdictions) shall be paid promptly upon notification of the amount due. The amount of tax withholding may be paid in Shares having a then market value equal to the amount required to be withheld (including by withholding Shares that otherwise would be distributed to the Grantee upon exercise of the option), or a combination of cash and Shares.

An option shall be exercisable over its term (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Benefit Agreement. An option may be exercised to the extent of any or all full Shares as to which the option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent, in such form as the Committee may prescribe. Notwithstanding the foregoing, no option granted pursuant to this Section 6 shall be exercisable earlier than six (6) months from its date of grant.

Except as otherwise provided in the applicable Benefit Agreement, (i) in the event of termination of employment for any reason other than retirement, disability or death, the right of the optionee to exercise an option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the optionee's last day of work for the Company or its Subsidiaries; (ii) in the event of termination of employment due to retirement or disability, or if the optionee should die while employed, the right of the optionee or his or her successor in interest to exercise an option shall terminate upon the end of the original term of the option; and (iii) if the optionee should die within three (3) months after termination of employment for any reason other than retirement or disability, the right of his or her successor in interest to exercise an option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the date of such death.

  (b)
  Replacement Options.

Options are outstanding under the Prior Program that provide for the grant of replacement options if all or any portion of the exercise price or taxes incurred in connection with the exercise of the original option are paid by delivery of other Shares (or, in the case of payment of taxes, by withholding of Shares). The Committee may only grant replacement options ("replacement options") under the Program to the extent required with respect to such options granted under the Prior Program and with respect to replacement options granted with a replacement option feature. Any replacement options granted under the Program shall be Nonqualified Stock Options. In addition, any such replacement options shall (i) cover the number of Shares surrendered to pay the exercise price plus the number of Shares surrendered or withheld to satisfy the optionee's tax liability, (ii) have an exercise price equal to one hundred percent (100%) of the Fair Market Value of such Shares on the date such replacement option is granted, (iii) first be exercisable six months from the date such replacement option is granted, (iv) have an expiration date identical to the expiration date of the original option, and (v) contain a similar replacement option feature.

     7.  Restricted Stock Awards and Restricted Stock Units.

  (a)
  Restricted Stock Awards.

The Committee may grant Restricted Stock Awards, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Benefit Agreement (provided that any such Benefit is subject to the vesting requirements described herein). The vesting of a Restricted Stock Award may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

Except as provided in the applicable Benefit Agreement, no Shares underlying a Restricted Stock Award may be sold, assigned, transferred, or otherwise encumbered or disposed of by the Grantee until such Shares have vested in accordance with the terms of such Benefit. Subject to such other restrictions as are imposed by the Committee, the Shares covered by an award of Restricted Stock to a participant who is subject to Section 16 of the Exchange Act may be sold or otherwise disposed of only after six (6) months from the grant date (unless such sale would not affect the exemption under Rule 16b-3 of the Securities and Exchange Commission).

If and to the extent that the applicable Benefit Agreement may so provide, a Grantee shall have the right to vote and receive dividends on Restricted Stock granted under the Program. Unless otherwise provided in the applicable Benefit Agreement, any Shares received as a dividend on or in connection with a stock split of the Shares underlying a Restricted Stock Award awarded under this Section shall be subject to the same restrictions as the Shares underlying such Restricted Stock Award.

Upon the termination of a Grantee's employment or service with the Company and its Subsidiaries, the Restricted Stock granted to such Grantee shall be subject to the terms and conditions specified in the applicable Benefit Agreement.

  (b)
  Restricted Stock Units.

The Committee may grant Restricted Stock Units, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Benefit Agreement (provided that any such Restricted Stock Unit is subject to the vesting requirements described herein). The vesting of a Restricted Stock Unit granted under the Program may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

Unless otherwise provided in a Benefit Agreement, upon the vesting of a Restricted Stock Unit there shall be delivered to the Grantee, as soon as practicable following the date on which such Benefit (or any portion thereof) vests (but in no event later than two and one-half (2 1/2) months following the end of the calendar year in which such Restricted Stock Unit vests), subject to Section 13, that number of Shares equal to the number of Restricted Stock Units that have vested (or the cash equivalent thereof in the case of a cash-settled award).

Except as provided in the applicable Benefit Agreement, a Restricted Stock Unit may not be sold, assigned, transferred or otherwise encumbered or disposed of by the Grantee. Subject to the requirements of Code Section 409A, Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Shares subject to the Benefit (both before and after the Benefit is earned or vested), which payments may be either made currently or credited to an account for the participant, and may be settled in cash or Shares, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Share equivalents.

Upon the termination of a Grantee's employment or service with the Company and its Subsidiaries, the Restricted Stock Units granted to such Grantee shall be subject to the terms and conditions specified in the applicable Benefit Agreement.

     8.  Performance Awards.  The Committee may grant Benefits including Restricted Stock, Restricted Stock Units and Other Share-Based Awards, which may be earned in whole or in part based on the attainment of performance goals established by the Committee, which shall be based on one or more of the following criteria: earnings per share, return on equity, return on assets, return on net assets, return on investment, total shareholder return, net operating income, cash flow, increase in revenue, economic value added, increase in share price or cash flow return on investment, and any combination of, or a specified increase in, any of the foregoing (the "Performance Goals"). Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, partial achievement of Performance Goals may result in payment or vesting corresponding to the degree of achievement of the Performance Goal. Where necessary to satisfy the requirements of Code Section 162(m), each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles or such other objective standards satisfying the requirements of Code Section 162(m), and shall be subject to written certification by the Committee; provided that, to the extent a Benefit is intended to satisfy the performance-based compensation exception to the limits of Code Section 162(m) and then to the extent consistent with such exception, the Committee may make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. No payment shall be made to a Covered Employee prior to the written certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to Benefits intended to be qualified performance-based compensation to the extent consistent with Code Section 162(m).

The maximum amount which may be granted under this Section 8 for any one year for any one participant shall be $15 million, determined by multiplying the number of shares or units granted under the Benefit by the Fair Market Value of a Share on the date of grant. For any performance period in excess of one year, such maximum value shall be determined by multiplying $15 million by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve.

Payments earned in respect of any Benefit may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. Notwithstanding the foregoing, any Benefits may be adjusted in accordance with Section 4.

     9.  Other Share-Based Awards and Recognition Awards.

  (a)
  Other Share-Based Awards.

The Committee may grant Other Share-Based Awards, including Stock Appreciation Rights, under terms and conditions specified by the Committee in the applicable Benefit Agreement, which may include the attainment of Performance Goals; provided, however, that with respect to a Stock Appreciation Right, in no event shall (i) the base price per Share be less than the Fair Market Value of a Share on the Stock Appreciation Right's date of grant nor (ii) the term of such Stock Appreciation Right exceed ten years from the date of grant. Such terms and conditions shall be consistent with the terms of the Program. Shares or other securities or property delivered pursuant to a Benefit in the nature of a purchase right granted under this Section 9 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Benefits, notes or other property, as the Committee shall determine, subject to any required corporate action.

  (b)
  Recognition Awards.

In addition to Restricted Stock Awards governed by Section 7(a), the Committee may grant fully vested Shares to employees of the Company, its Subsidiaries, in recognition of the employee's contribution to the Company; provided that the aggregate value of such recognition awards granted in any fiscal year to any single individual shall not exceed one thousand (1,000) Shares.

     10.  Foreign Benefits.  The Committee may grant Benefits to employees of the Company and its Subsidiaries who reside in foreign jurisdictions. Notwithstanding anything in the Program to the contrary, each of the Committee and, to the extent permitted under applicable law, the Senior Vice President, Human Resources, may, in its or his sole discretion: (a) amend or vary the terms of the Program in order to conform such terms with the requirements of each jurisdiction where a Subsidiary is located; (b) amend or vary the terms of the Program in each jurisdiction where a Subsidiary is located as it or he considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social security contributions for Participants and/or the Subsidiary; or (c) amend or vary the terms of the Program in a jurisdiction where the Subsidiary is located as it or he considers necessary or desirable to meet the goals and objectives of the Program. Each of the Committee and, to the extent permitted under applicable law, the Senior Vice President, Human Resources, may, where it deems appropriate in its or his sole discretion, establish one or more sub-Programs for these purposes. The Committee and, to the extent permitted under applicable law, the Senior Vice President, Human Resources, may, in its or his sole discretion, establish administrative rules and procedures to facilitate the operation of the Program in such jurisdictions. The terms and conditions contained herein which are subject to variation in a jurisdiction shall be reflected in a written attachment to the Program for each Subsidiary in such jurisdiction. To the extent permitted under applicable law, the Committee may delegate its authority and responsibilities under this Section 10 to one or more officers of the Company. In this regard and to the extent permitted under applicable law, the Committee hereby delegates its authority and responsibilities under this Section 10 to the Senior Vice President, Human Resources.

     11.  Nonqualified Stock Options to Non-Employee Directors.  Each Non-Employee Director may elect to receive any or all of his or her fees earned under Section 3 of the Abbott Laboratories Non-Employee Directors' Fee Plan (the "Directors' Fee Plan") in the form of Nonqualified Stock Options under this Section. Each such election shall be irrevocable, and must be made in writing and filed with the Secretary of the Company by December 31 of the calendar year preceding the period in which such fees are earned. A Non-Employee Director may file a new election each calendar year applicable to fees earned in the immediately succeeding calendar year, provided that a new election to receive benefits in the form of options shall not be effective until the period covered by the Non-Employee Director's current election has ended. If no new election is received by December 31 of any calendar year, the election, if any, then in effect shall continue in effect until a new election is made and has become effective. If a director does not elect to receive his or her fees in the form of Nonqualified Stock Options, the fees due such director shall be paid or deferred as provided in the Directors' Fee Plan and any applicable election thereunder by the director.

Each Nonqualified Stock Option due to a director under this Program pursuant to an election shall be granted annually, on the date of the annual shareholders meeting. Except as otherwise provided, each such Nonqualified Stock Option shall be (A) subject to the terms and conditions of Section 6, (B) immediately exercisable and non-forfeitable and (C) exercisable until the expiration of ten years from the date of grant. Non-Employee Directors who hold replacement options granted under the Prior Program shall also receive replacement options consistent with the provisions of Section 6(b).

     12.  Restricted Stock Units to Non-Employee Directors.  Each year, on the date of the annual shareholders meeting, each person who is elected a Non-Employee Director at the annual shareholders meeting shall be awarded: Restricted Stock Units covering a number of Shares with a Fair Market Value on the date of the award closest to, but not in excess of the sum of (A) an amount equal to six times the monthly fee in effect under Section 3.1 of the Directors' Fee Plan on the date of the award and (B) Fifty Thousand Dollars ($50,000).

The Restricted Stock Units granted to Non-Employee Directors shall be fully vested on the date of the award and shall be awarded and/or issued or paid in a manner that will comply with Code Section 409A. Subject to the requirements of Code Section 409A, the Non-Employee Director receiving the Restricted Stock Units shall be entitled to receive one Share for each Restricted Stock Unit upon the earliest of (A) the director's "separation from service" (within the meaning of Code Section 409A); (B) the date the director dies; or (C) the date of occurrence of a Change in Control that also qualifies as a "change in control event" (within the meaning of Treasury Regulation Section 1.409A-3(i)(5)).

Subject to the requirements of Code Section 409A, the Non-Employee Director receiving the Restricted Stock Units shall be entitled to receive cash payments equal to the dividends and distributions paid on the Shares (other than dividends or distributions of securities of the Company which may be issued with respect to its shares by virtue of any stock split, combination, stock dividend or recapitalization) to the same extent as if each Restricted Stock Unit was a Share, and those shares were not subject to the restrictions imposed by this Program, provided that the record date with respect to such dividend or distribution occurs within the period commencing with the date of grant of the Benefit and ending upon the earliest of (A) the date of the director's death, (B) the date of the director's "separation from service" (within the meaning of Code Section 409A), or (C) the date of the occurrence of a Change in Control that also qualifies as a "change in control event" (within the meaning of Treasury Regulation Section 1.409A-3(i)(5)).

While outstanding, the Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of except by will or the laws of descent and distribution.

Except in the event of conflict, all provisions of the Program shall apply to this Section 12. In the event of any conflict between the provisions of the Program and this Section 12, this Section 12 shall control.

     13.  Change in Control Provisions.

        (a)     Notwithstanding any other provision of this Program or the Prior Program including the terms of any Benefit Agreement, upon the occurrence of a Change in Control:

          (i)     All options then outstanding under this Program or the Prior Program shall become fully vested and exercisable as of the date of the Change in Control, whether or not then otherwise vested or exercisable;

          (ii)     All Stock Appreciation Rights and Other Share-Based Awards then outstanding shall become fully vested and exercisable as of the date of the Change in Control, whether or not then otherwise vested or exercisable;

          (iii)    All terms and conditions of all Restricted Stock Awards then outstanding shall be deemed satisfied and all restrictions on those Restricted Stock Awards will lapse as of the date of the Change in Control;

          (iv)    All terms and conditions of all Restricted Stock Units then outstanding shall be deemed satisfied and all restrictions on those Restricted Stock Units will lapse as of the date of the Change in Control; and

          (v)     All performance criteria shall be deemed to have been attained and all Performance Awards then outstanding shall be deemed to have been fully earned and to be immediately payable as of the date of the Change in Control.

Notwithstanding the foregoing, with respect to each Benefit that is subject to Code Section 409A, if a Change in Control would have occurred under the Program but such Change in Control does not also qualify as a "change in control event" (within the meaning of Treasury Regulation Section 1.409A-3(i)(5)), then each such Benefit shall become vested and non-forfeitable; provided, however, that the Grantee shall not be able to exercise the Benefit, and the Benefit shall not become payable, except in accordance with the terms of such Benefit or until such earlier time as the exercise and/or payment complies with Code Section 409A.

        (b)    A "Change in Control" shall be deemed to have occurred on the earliest of the following dates:

          (i)     The date any Person is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of paragraph (iii) below; or

          (ii)     The date the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

          (iii)    The date on which there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary of the Company with any other corporation or other entity, other than (a) a merger or consolidation (I) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a Subsidiary, the ultimate parent thereof and (II) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

          (iv)    The date the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common shares of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

For purposes of this Program: "Affiliate" shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and as used in Section 13(d) and 14(d) thereof and the rules thereunder, except that such term shall not include (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company; and "Subsidiary" shall mean any corporation, partnership, joint venture or business trust, fifty percent (50%) or more of the control of which is owned, directly or indirectly, by the Company.

        (c)     In the event that, in connection with a Change in Control, outstanding options under the Program or Prior Program are either assumed or converted into substituted options consistent with Section 5, each such assumed or substituted option shall continue to be subject to the same terms and conditions (including, without limitation, with respect to any right to receive replacement options upon option exercise) to which it was subject immediately prior to the transaction resulting in the assumption or substitution.

        (d)    Upon a Change in Control in which the outstanding Shares are changed into, or exchanged for, property (including cash) other than solely stock or securities of the Company or another corporation (disregarding, for this purpose, cash paid in lieu of fractional shares), each Grantee may elect to receive, immediately following such Change in Control in exchange for cancellation of any stock option or Stock Appreciation Right held by such Grantee immediately prior to the Change in Control, a cash payment, with respect to each Share subject to such option or right, equal to the difference between the value of consideration (as determined by the Committee) received by the shareholders for a Share in the Change in Control, less any applicable purchase price.

     14.  General Provisions.

  (a)
  Nontransferability, Deferrals and Settlements.

Unless otherwise determined by the Committee or provided in a Benefit Agreement, Benefits shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative. Notwithstanding the foregoing, any transfer of Benefits to independent third parties for cash consideration without shareholder approval is prohibited. Any Benefit shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such Benefit. With respect to Benefits other than options, the Committee may require or permit Grantees to elect to defer the issuance of Shares (with settlement in cash or Shares as may be determined by the Committee or elected by the Grantee in accordance with procedures established by the Committee), or the settlement of Benefits in cash under such rules and procedures as established under the Program to the extent that such deferral complies with Code Section 409A and any regulations or guidance promulgated thereunder. It may also provide that such deferred settlements include the payment or crediting of interest, dividends or dividend equivalents on the deferral amounts.

  (b)
  No Right to Continued Employment, etc.

Nothing in the Program or in any Benefit granted or any Benefit Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company, any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Program or such Benefit Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee's employment or service.

  (c)
  Sale of Subsidiary.

For all purposes hereunder, except as otherwise provided by the Committee, a Grantee's employment or service with a Subsidiary shall be deemed to be terminated on the day such entity ceases to be a Subsidiary of the Company.

  (d)
  Taxes.

The Company shall be entitled to withhold, or require a participant to remit to the Company, the amount of any tax attributable to any amount payable or shares deliverable under the Program. The Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction, and the Company shall have no liability to any participant for exercising the foregoing right. The Committee may, in its sole discretion and subject to such rules as it may adopt, permit or require a Grantee to pay all or a portion of the federal, state and local taxes (under U.S. or non-U.S. jurisdictions), including social security and Medicare withholding tax, arising in connection with the receipt or exercise of any Benefit; by (i) having the Company withhold Shares, (ii) tendering Shares received in connection with such Benefit back to the Company or (iii) delivering other previously acquired Shares having a Fair Market Value approximately equal to the amount to be withheld.

  (e)
  Amendment and Termination.

The Program may be amended or terminated at any time by action of the Board. However, no amendment may, without shareholder approval: (i) increase the aggregate number of shares available for Benefits (except to reflect an event described in Section 4); (ii) extend the term of the Program; or (iii) change or add a category or categories of individuals who are eligible to participate in the Program. If the Program is not, within twelve months of the Effective Date, approved by a majority of the shares voted at a regular or special meeting of the Company's shareholders, the Program will terminate and all Benefits made under it will be canceled. No amendment or termination of the Program (other than termination under Section 14(f) below) may materially and adversely modify any person's rights under the express terms and conditions of an outstanding Benefit without such person's written consent.

  (f)
  Duration of Program.

Unless earlier terminated by the Board pursuant to the provisions of the Program, the Program shall expire on the tenth anniversary of its Effective Date. No Benefits shall be granted under the Program after such date.

  (g)
  No Rights to Benefits; No Shareholder Rights.

No individual shall have any claim to be granted any Benefit under the Program, and there is no obligation for uniformity of treatment of Grantees. No individual shall have any right to a Benefit or to payment or settlement under any Benefit unless and until the Committee or its designee shall have determined that a Benefit or payment or settlement is to be made. Except as provided specifically herein, a Grantee or a transferee of a Benefit shall have no rights as a shareholder with respect to any Shares covered by the Benefit until the date of the issuance of such Shares.

  (h)
  Unfunded Status of Benefits.

The Program is intended to constitute an "unfunded" plan for purposes of incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to a Benefit, nothing contained in the Program or any Benefit shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

  (i)
  No Fractional Shares.

No fractional Shares shall be issued or delivered pursuant to the Program or any Benefit. The Committee shall determine whether cash, other Benefits, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

  (j)
  Regulations and Other Approvals.

The obligation of the Company to sell or deliver Shares with respect to any Program Benefit shall be subject to all applicable laws, rules and regulations, including all applicable securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

  (k)
  Listing, Registration or Qualification of Shares.

Each Benefit is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Program is required by any securities exchange or under any state or federal law (or corresponding requirements under applicable laws in non-U.S. jurisdictions), or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of a Benefit or the issuance of Shares, no such Benefit shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

  (l)
  Restricted Securities.

If the disposition of Shares acquired pursuant to the Program is not covered by a then current registration statement under the Securities Act of 1933 (the "Securities Act"), and is not otherwise exempt from such registration, then such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder and the Committee may require a Grantee receiving Shares pursuant to the Program, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such Grantee is acquired for investment only and not with a view to distribution.

  (m)
  Section 409A.

Notwithstanding any provision of the Program, to the extent that any Benefit would be subject to Code Section 409A, no such Benefit may be granted if it would fail to comply with the requirements set forth in Code Section 409A. To the extent that the Committee determines that the Program or any Benefit is subject to Code Section 409A and fails to comply with the requirements of Code Section 409A, notwithstanding anything to the contrary contained in the Program or in any Benefit Agreement, the Committee reserves the right to amend or terminate the Program and/or amend, restructure, terminate or replace the Benefit, without the consent of the Grantee, to cause the Benefit to either not be subject to Code Section 409A or to comply with the applicable provisions of such section. In addition, for each Benefit subject to Code Section 409A, a termination of employment or service with the Company and its Subsidiaries shall be deemed to have occurred under the Program with respect to such award on the first day on which an individual has experienced a "separation from service" within the meaning of Code Section 409A.

  (n)
  Governing Law.

The Program and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Illinois without giving effect to the conflict of laws principles thereof.

  (o)
  Construction.

Any reference in the Program to any law, statute, rule, regulation, or official guidance thereunder, shall be construed as a reference to such law, statute, rule, regulation, or official guidance, as the same may be amended, from time to time, or any successor provision to such law, statute, rule, regulation or official guidance.

  (p)
  Effective Date.

This Program shall become effective as of April 24, 2009 (the "Effective Date"), subject to the approval of the shareholders of the Company.

     15.  Definitions.  For purposes of the Program, the following terms shall be defined as set forth below:

          (a)     "Benefit" means a grant under the Program of any of the types of awards described in Section 5.

          (b)    "Benefit Agreement" means any written agreement, contract, or other instrument or document evidencing the terms and conditions of a Benefit.

          (c)     "Board" means the Board of Directors of the Company.

          (d)    "Change in Control" has the meaning ascribed to it in Section 13.

          (e)     "Code" means the Internal Revenue Code of 1986.

          (f)     "Committee" has the meaning ascribed to it in Section 2.

          (g)    "Company" or "Abbott" means Abbott Laboratories, a corporation organized under the laws of the State of Illinois, or any successor corporation.

          (h)    "Covered Employee" has the meaning ascribed to it in Code Section 162(m)(3).

          (i)     "Effective Date" has the meaning ascribed to it in Section 14(p).

          (j)     "Exchange Act" means the Securities Exchange Act of 1934.

          (k)     "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Share or other property determined by such methods or procedures as shall be established from time to time by the Committee.

          (l)     "Full Value Award" means any Benefit, other than an option or Stock Appreciation Right, which Benefit is settled in Shares.

          (m)   "Grantee" means a person who, as a Non-Employee Director of the Company or an employee of the Company or a Subsidiary of the Company, or a beneficiary or estate of such person, has been granted a Program Benefit.

          (n)    "Non-Employee Director" means a member of the Board who is not a full-time employee of the Company or any of its Subsidiaries.

          (o)     "Nonqualified Stock Option" means any option that is not intended to be designated as an incentive stock option within the meaning of Code Section 422.

          (p)    "option" means a contractual right, granted to a Grantee under the Program, to purchase Shares at a specified price.

          (q)    "optionee" means a person who, as a Non-Employee Director of the Company or an employee of the Company or a Subsidiary of the Company, or a beneficiary or estate of such person, has been granted an option.

          (r)     "Other Share-Based Award" means a Benefit granted to a Grantee pursuant to Section 9, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

          (s)     "Performance Goals" has the meaning ascribed to it in Section 8.

          (t)     "Prior Program" means the Abbott Laboratories 1996 Incentive Stock Program.

          (u)    "Program" means this Abbott Laboratories 2009 Incentive Stock Program, as amended from time to time.

          (v)     "replacement options" has the meaning ascribed to it in Section 6(b).

          (w)    "Restricted Stock" or "Restricted Stock Award" means Shares awarded to a Grantee under Section 7(a), without payment, as compensation for services to the Company or its Subsidiaries, that are subject to vesting restrictions, which may include the attainment of specified Performance Goals.

          (x)     "Restricted Stock Unit" means a contractual right to receive a number of Shares or an amount of cash equal to the value of that number of Shares corresponding to the number of units granted to a Grantee, without payment, as compensation for services to the Company or its Subsidiaries, which right may be subject to vesting restrictions including the attainment of Performance Goals.

          (y)     "Senior Vice President, Human Resources" means the Company's Senior Vice President, Human Resources, or the individual holding the equivalent duties and responsibilities.

          (z)     "Shares" means common shares of the Company.

          (aa)   "Stock Appreciation Right" means an Other Share-Based Award, payable in cash or Shares, that entitles a Grantee upon exercise to the excess of the Fair Market Value of the Shares underlying the Benefit over a base price established by the Committee in respect of such Shares.

          (bb)   "Subsidiary" has the meaning ascribed to it in Section 13(b).

          (cc)   "Treasury Regulations" means the Federal tax regulations promulgated by the United States Department of Treasury.

EXHIBIT C

Abbott Laboratories 2009 Employee Stock Purchase Plan for Non-U.S. Employees
(Item 3 on Proxy Card)

1.  Introduction.  The purpose of the Abbott Laboratories 2009 Employee Stock Purchase Plan For Non-U.S. Employees is to provide an opportunity for non-U.S. Employees of Subsidiaries to purchase Common Shares of Abbott Laboratories and thereby to have the opportunity to share in its growth. The Plan is not intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended.

2.  Definitions.  When used herein, the following words and terms shall have the meanings hereinafter set forth, unless a different meaning clearly is required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural, and vice versa, and the masculine gender shall be deemed to include the feminine gender, unless a different meaning clearly is required by the context.

  2.1    "Administrator" shall mean the Compensation Committee of the Board or any other committee as the Board may designate from time to time in its sole discretion.

  2.2    "Board" shall mean the Board of Directors of the Company.

  2.3    "Common Share" shall mean a Common Share, no par value, of the Company.

  2.4    "Company" shall mean Abbott Laboratories, an Illinois corporation.

  2.5    "Eligible Compensation" shall mean the basic rate of cash remuneration of an Employee as it appears on the books and records of the Employee's Employer for services rendered. To the extent permitted by applicable law, each Employer with the approval of the Administrator shall have the authority to determine what constitutes the basic rate of cash remuneration for purposes of the definition of "Eligible Compensation," consistent with local custom and past practice.

  2.6    "Employee" shall mean an individual who is classified as an employee by an Employer in its sole discretion on its payroll records and who is ineligible to participate in the Abbott Laboratories Stock Retirement Plan. "Employee" shall include a full-time employee and a permanent part-time employee of an Employer. For all purposes hereunder, except as otherwise provided by the Administrator, a Participant's employment or service with an Employer shall be deemed to be terminated on the day such entity ceases to be a Subsidiary of the Company.

  2.7    "Employer" shall mean each Subsidiary in each jurisdiction that has been designated by the Administrator or its delegate as eligible to participate in the Plan with respect to its Employees.

  2.8    "Enrollment Period" shall mean such period of time, as determined by each Employer in its sole discretion, preceding an Offering Date during which an Employee may enroll in the Plan.

  2.9    "Fair Market Value" of a Common Share shall mean the closing price of a single Common Share reported in the New York Stock Exchange Composite Transactions on the relevant date, or, if no sale shall have been reported on that date, the closing price reported in the New York Stock Exchange Composite Transactions on the last preceding day on which there was a sale.

  2.10    "IVR" shall mean interactive voice response system.

  2.11    "Offering Date" shall mean the first business day of each Purchase Cycle. The first Offering Date under the Plan shall be August 1, 2009.

  2.12    "Participant" shall mean an Employee who elects to participate in the Plan in accordance with Section 4 of the Plan.

  2.13    "Plan" shall mean the Abbott Laboratories 2009 Employee Stock Purchase Plan for Non-U.S. Employees.

  2.14    "Purchase Date" shall mean the last business day of each Purchase Cycle.

  2.15    "Purchase Cycle" shall mean each six-month period, or such other period as determined by the Administrator in its sole discretion pursuant to Section 5.2. The first Purchase Cycle shall commence on August 1, 2009 and end on January 31, 2010.

  2.16    "Subsidiary" shall mean any corporation, partnership, joint venture, business trust or other entity 50% or more of the voting stock or control of which is owned, directly or indirectly, by the Company.

3.  Eligibility.  Any person who is an Employee during the Enrollment Period, other than an officer or director of the Company, shall be eligible to enroll and participate in the Plan. Notwithstanding, the Administrator or, to the extent permitted by applicable law, each Employer may prospectively condition participation by an Employee upon a period of service with such Employer.

4.  Participation and Withdrawal.

  4.1    Enrollment. An eligible Employee may become a Participant with respect to an upcoming Purchase Cycle by filing with his Employer during the Enrollment Period preceding the Offering Date a completed authorization and enrollment form, or by following an IVR, electronic or other enrollment process as prescribed by his Employer. Unless otherwise determined by his Employer, an eligible Employee who fails to follow the prescribed procedures to enroll in the Plan on or before the enrollment deadline for such Offering Date shall not participate in the Plan with respect to that Purchase Cycle, but instead may participate in the next following Purchase Cycle. Under procedures established by his Employer, a Participant's authorization and enrollment form shall continue in effect from one Purchase Cycle to the next, unless the Participant suspends his payroll deductions or contributions or discontinues his participation in accordance with Section 4.3.

  4.2    Payroll Deductions/Contributions.

    (a)
    An eligible Employee may authorize payroll deductions at the rate of 1% to 10% (or such other maximum percentage as specified by the Administrator), in whole percentages only, of the Employee's Eligible Compensation. Where payroll deductions are prohibited under local law, an Employer may permit its Employees to contribute to the Plan by an alternative method of contribution, including (but not limited to) personal checks or direct debits from personal banking accounts. Payroll deductions or contributions shall commence as of the Offering Date and as soon as administratively practicable following the date on which the eligible Employee completes the enrollment process, subject to any approvals or other requirements under local law. Each Employer may use the payroll deductions or contributions of its Participants for any corporate purpose, except where prohibited by local law. Neither the Company nor the Employer shall be obligated to segregate such payroll deductions or contributions, except as required by local law.

    (b)
    Each Employer shall maintain a separate bookkeeping account, or other type of account if required by local law, for each of its Employees who participate in the Plan and shall credit to that account all payroll deductions or contributions made by or on behalf of the Employee pursuant to Section 4.2(a). No interest shall be paid or credited to the account of any Participant except where required by local law.

    (c)
    Unless otherwise prohibited under local law or unless alternative procedures are established by the Administrator in its sole discretion, each Employer shall convert the payroll deductions or contributions of its Participants paid in non-U.S. currency into U.S. dollars as soon as reasonably practicable following the applicable payroll deduction date. Each Employer shall hold such amounts in U.S. dollars until the end of the applicable Purchase Cycle when such amounts shall be forwarded to the Company for the purchase of Common Shares for Participants on the Purchase Date.

    (d)
    Subject to Section 4.2(a) and such other limitations and requirements, if any, as prescribed by his Employer, a Participant may prospectively increase or decrease the rate of payroll deductions or contributions at any time by filing a new authorization with his Employer or by following IVR, electronic or other procedures prescribed by his Employer. Such increase or decrease shall become effective as of the next Purchase Cycle. If a Participant fails to follow such procedures to change the rate of payroll deductions or contributions, the rate of payroll deductions or contributions shall remain unchanged at the originally elected rate throughout the Purchase Cycle and future Purchase Cycles, unless reduced to reflect a change by the Administrator in the maximum permissible rate.

  4.3    Suspension of Payroll Deductions/Contributions or Discontinuance of Participation.

    (a)
    Under procedures established by his Employer, a Participant may suspend payroll deductions or contributions, or discontinue participation under the Plan, at any time during a Purchase Cycle by completing and filing an authorization form with his Employer, or by following IVR, electronic or other procedures prescribed by his Employer. Such suspension or discontinuance shall become effective as soon as administratively practicable.

    (b)
    Upon the suspension of payroll deductions or contributions during a Purchase Cycle, the amount credited to the Participant's account as of the date of suspension shall be used to purchase Common Shares pursuant to Section 6 of the Plan. A Participant who suspends payroll deductions or contributions during a Purchase Cycle shall not be entitled to participate in any future Purchase Cycle and shall have no additional amounts withheld or contributed until he completes a new authorization with his Employer for a subsequent Purchase Cycle or otherwise complies with his Employer's enrollment process in accordance with the enrollment procedures set forth in Section 4.1.

    (c)
    Upon the Participant's discontinuation of participation during a Purchase Cycle, the amount credited to the Participant's account shall be refunded as soon as administratively practicable without interest (unless otherwise required by local law). Such Participant shall be ineligible to participate in the Plan until he re-enrolls in the Plan for a subsequent Purchase Cycle in accordance with the enrollment procedures set forth in Section 4.1.

  4.4    Termination of Employment. If a Participant terminates employment with his Employer for any reason (including death, disability or retirement) prior to the expiration of a Purchase Cycle, the Participant's participation in the Plan shall immediately terminate, and the amount credited to the Participant's account shall be refunded to the Participant or the Participant's estate without interest (unless otherwise required by local law) as soon as administratively practicable. Each Employer in its discretion shall determine whether its Employees have terminated employment for purposes of the Plan, and such determinations shall be final and binding on all parties. Each Employer also may establish rules regarding when a leave of absence or other changes of employment status will be considered to be a termination of employment with respect to its Employees for purposes of the Plan.

5.  Offering.

  5.1    Authorized Shares. The maximum number of Common Shares that may be issued pursuant to the Plan shall be Ten Million (10,000,000) shares, which shall include: (a) the number of Common Shares that remain available for future issuance, as of the date the shareholders of the Company approve the Plan, under the Abbott Laboratories Affiliate Employee Stock Purchase Plan (Effective February 1, 2002 and as amended through the 1st Amendment adopted June 20, 2003) (the "Predecessor Plan"), the Abbott Laboratories, Limited Employee Stock Purchase Plan (the "Canada Plan") and the Abbott Laboratories Employee Share Ownership Plan (the "UK Plan") and (b) the number of Common Shares subject to awards under the Predecessor Plan, the Canada Plan and the UK Plan that expire or terminate for any reason without having been exercised in full; provided, however, that any shares purchased on the open market shall not be counted for these purposes. Such shares may be either authorized but unissued shares, treasury shares, shares purchased on the open market, or a combination of each, as determined from time to time by the Board. If any purchase right granted shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to that purchase right shall again become available for purposes of the Plan. If on any Purchase Date the number of shares otherwise purchasable by Participants is greater than the number of shares then remaining available under the Plan, the Administrator shall allocate the available shares among the Participants in such manner as it deems appropriate in its sole discretion.

  5.2    Purchase Cycles. Unless otherwise determined by the Administrator with respect to a particular jurisdiction, Subsidiary, or sub-plan: (a) the duration of each Purchase Cycle shall be six consecutive calendar months; (b) each Purchase Cycle shall commence on January 1 or July 1; and (c) subsequent Purchase Cycles shall run consecutively after each preceding Purchase Cycle. Except where prohibited by applicable law, the Administrator shall have the power to make any such changes without Board approval, and without regard to the expectations of any Participants; provided, however, that the Company and/or Employer shall notify Participants of any such change at least 30 days before such change becomes effective.

  5.3    Grant of Purchase Right. On each Offering Date, each Participant who has timely enrolled in a Purchase Cycle in accordance with Section 4.1 shall be granted the right to purchase that number of full Common Shares which may be purchased with the balance credited to the Participant's account as of the applicable Purchase Date.

  5.4    Purchase Cycle Limitation. Notwithstanding any other provision of the Plan to the contrary, no Participant may contribute more than the equivalent in local currency of US$12,500 during each Purchase Cycle towards the purchase of Common Shares under the Plan. Any amounts contributed in excess of this limitation shall be carried over to the immediately following Purchase Cycle, or shall be refunded to the Participant, as the Employer in its sole discretion shall determine.

6.  Purchase of Shares.

  6.1    Automatic Purchase of Shares. Unless a Participant has previously ceased participation in the Plan during a Purchase Cycle, a Participant's purchase right shall be automatically exercised on each Purchase Date to purchase that number of full Common Shares which the balance credited to the Participant's account shall entitle him to purchase. Any cash remaining in a Participant's account after the purchase of Common Shares shall remain in the Participant's account for use in the next Purchase Cycle.

  6.2    Purchase Price. The purchase price for a single Common Share for each Purchase Cycle shall be 85% of the lesser of: (a) the Fair Market Value of a Common Share on the Offering Date; and (b) the Fair Market Value of a Common Share on the Purchase Date.

7.  Payment and Delivery.

  7.1    Direct Deposit of Shares. Unless and until otherwise determined by the Administrator, all Common Shares purchased under the Plan on the Purchase Date shall be deposited directly into an account established in the name of each Participant with a broker or agent designated by the Administrator. Upon the purchase and allocation of Common Shares, each Employer shall deliver (by electronic or other means) to its Participants a record of the Common Shares purchased. The Administrator may authorize the broker or agent to utilize electronic or automated methods of share transfer for these purposes.

  7.2    Mandatory Retention of Shares. Before the commencement of any Purchase Cycle, the Administrator may require that: (a) any Common Shares purchased under the Plan during such Purchase Cycle be retained with a designated broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to restrict transfer of such Common Shares; and/or (b) Common Shares purchased under the Plan automatically participate in a dividend reinvestment plan or program maintained by the Company.

  7.3    Fully-Paid and Non-Assessable. The Company shall retain the amount of payroll deductions transmitted by each Employer and used to purchase Common Shares as full payment for the Common Shares, and the Common Shares shall then be fully paid and non-assessable.

  7.4    No Voting or Dividend Rights. No Participant shall have any voting, dividend, or other shareholder rights with respect to Common Shares subject to any purchase right under the Plan until the Common Shares have been purchased and delivered to the Participant or into an account for the benefit of the Participant, as provided in this Section 7.

8.  Recapitalization.

  8.1    In General. If after the grant of purchase right, but prior to the purchase of Common Shares with respect to a particular Purchase Period, there is any increase or decrease in the number of outstanding Common Shares because of a stock split, stock dividend, combination or recapitalization, the Administrator in its sole discretion shall make any such substitution or adjustment, if any, as it deems appropriate, with respect to: (a) the maximum number of Common Shares specified in Section 5.1; (b) the purchase price per Common Share; and (c) any other limitations provided under this Plan. The Administrator shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

  8.2    Adjustments. In the event the Company effects one or more reorganizations, recapitalizations, spinoffs, split-ups, rights offerings or reductions of its outstanding Common Shares, the Administrator in its sole discretion may make any such substitution or adjustment, if any, as it deems appropriate, with respect to: (a) the number and kind of shares specified in Section 5.1, (b) the purchase price per Common Share covered by each outstanding purchase right, and (c) any other limitations provided under this Plan.

  8.3    Binding Decisions. The determinations of the Administrator under this Section 8 shall be conclusive and binding on all parties.

9.  Merger, Liquidation, Other Company Transactions.

  9.1    Liquidation or Dissolution. In the event of the proposed liquidation or dissolution of the Company, the Purchase Cycle then in progress shall terminate immediately prior to the consummation of such proposed liquidation or dissolution, unless otherwise provided by the Administrator in its sole discretion, and all outstanding purchase rights shall automatically terminate and the amounts of all payroll deductions will be refunded without interest (unless otherwise required under local law) to the Participants as soon as reasonably practicable.

  9.2    Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another entity, then in the sole discretion of the Administrator: (a) each purchase right shall be assumed, or an equivalent purchase right shall be substituted, by the successor corporation or parent or subsidiary of such successor corporation; or (b) a new Purchase Date shall be established by the Administrator on or before the date of consummation of such merger, consolidation or sale, and all outstanding purchase rights shall be automatically exercised on such new date.

10.  Transferability.  Purchase rights granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and are exercisable during the Participant's lifetime only by the Participant. Any attempted assignment, transfer, pledge, or other disposition of a purchase right hereunder shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 4.3 of the Plan.

11.  Amendment or Termination of the Plan.

  11.1    Term of Plan. The Plan shall continue until July 31, 2019, unless previously terminated in accordance with Section 11.2.

  11.2    Amendment and Termination. The Board may amend the Plan from time to time as it deems desirable in its sole discretion without approval of the shareholders of the Company, except to the extent shareholder approval is required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, applicable New York Stock Exchange or other stock exchange rules, or other applicable laws or regulations. The Board may terminate or suspend the Plan at any time in its sole discretion. The termination, suspension or amendment of the Plan shall not alter or impose rights or obligations under any option theretofore granted under the Plan in any material adverse way without the consent of the affected Participants.

12.  Administration.  The Administrator shall have the power, authority and responsibility for the day-to-day administration of the Plan, the power, authority and responsibility specifically provided in this Plan, and any additional duties and responsibilities approved by the Board. To the extent permitted under applicable law, the Administrator may delegate its power, authority and responsibilities under the Plan to one or more officers of the Company at any time in its sole discretion. The Administrator and, to the extent permitted under applicable law, its delegate, shall have full power and authority to promulgate any rules and regulations which are deemed necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as deemed necessary or advisable. Decisions of the Administrator and, where applicable, its delegate, shall be final and binding upon all Participants. The Company shall pay all reasonable expenses incurred in the administration of the Plan. Neither the Administrator nor any delegate of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

13.  Rules for Certain Jurisdictions.  Notwithstanding anything in the Plan to the contrary, the Administrator may, in its sole discretion: (a) amend or vary the terms of the Plan in order to conform such terms with the requirements of each jurisdiction where an Employer is located; (b) amend or vary the terms of the Plan in each jurisdiction where an Employer is located as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social security contributions for Participants and/or the Employer; or (c) amend or vary the terms of the Plan in a jurisdiction where the Employer is located as it considers necessary or desirable to meet the goals and objectives of the Plan. The Administrator may, where it deems appropriate in its sole discretion, establish one or more sub-plans for these purposes. Without limitation to the above, the UK Plan annexed to the Plan shall be considered henceforth as a sub-plan to the Plan. The Administrator may, in its sole discretion, establish administrative rules and procedures to facilitate the operation of the Plan in such jurisdictions. The terms and conditions contained herein which are subject to variation in a jurisdiction shall be reflected in a written attachment to the Plan for each Employer in such jurisdiction. To the extent permitted under applicable law, the Administrator may delegate its authority and responsibilities under this Section 13 to one or more officers of the Company.

14.  Compliance with Legal and Exchange Requirements ..  The Company shall not be under any obligation to issue Common Shares upon the exercise of any purchase right unless and until the Company has determined that: (a) it and the Participant have taken all actions required to register the Common Shares under the Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (b) any applicable listing requirement of any stock exchange on which the Common Shares is listed has been satisfied; and (c) all other applicable provisions of state, federal and applicable foreign law have been satisfied.

15.  Governmental Approvals.  This Plan and the Company's obligation to sell and deliver shares of Common Shares under the Plan in any jurisdiction shall be subject to approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of Common Shares hereunder in such jurisdiction.

16.  No Enlargement of Employee Rights.  Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company or an Employer or to interfere with the right of the Company or an Employer to discharge any Employee at any time. Any rights or benefits provided under this Plan shall not be considered part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long service awards, pension, retirement or similar payments.

17.  Withholding Taxes.  In the event that the Company or an Employer is required to withhold any applicable taxes in respect of any compensation or other income realized by a Participant under the Plan, the Company or such Employer may deduct from any benefits of any kind otherwise due to such Participant, including without limitation the proceeds of any sale of Common Shares for the account of the Participant, the aggregate amount of such applicable taxes required to be withheld or, if such payments are insufficient to satisfy such applicable taxes, the Participant will be required to pay to the Company or such Employer, or make other arrangement satisfactory to the Company or such Employer regarding payment to the Company or such Employer of, the aggregate amount of any such taxes.

18.  Governing Law.  This Plan shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to conflicts of law principles. Each sub-plan established pursuant to Section 13 of the Plan shall be governed by and construed in accordance with the laws of the applicable jurisdiction.

19.  Severability.  If any provision of the Plan shall be held illegal or invalid in any jurisdiction, such illegality or invalidity shall not affect the remaining provisions of the Plan in such jurisdiction, or any provision of the Plan in any other jurisdiction, and the Plan shall be construed and applied in such jurisdiction as if the invalid provision had never been contained herein.

20.  Effective Date.  This Plan shall be effective August 1, 2009.

Abbott Laboratories
100 Abbott Park Road
Abbott Park, Illinois 60064-6400 U.S.A.

Notice of Annual Meeting
of Shareholders
and Proxy Statement

Meeting Date
April 24, 2009

YOUR VOTE IS IMPORTANT!
Please sign and promptly return your proxy
in the enclosed envelope or vote your
shares by telephone or using the Internet.

Reservation Form for Annual Meeting

I am a shareholder of Abbott Laboratories and plan to attend the Annual
Meeting to be held at Abbott's headquarters, 100 Abbott Park Road, located at the intersection of Route 137 and Waukegan Road, Lake
County, Illinois at 9:00 a.m. on Friday, April 24, 2009.

Please send me an admission card for each of the following persons.

Name		Name

Please print name of shareholder		Please print name of guest
Address		Address

City		City

State	Zip Code	State	Zip Code

Phone Number ( )		Phone Number ( )

If you plan to attend the meeting, please complete and return the Reservation Form directly to Abbott Laboratories, Annual Meeting Ticket Requests, D-0383 AP6D, 100 Abbott Park Road, Abbott Park, Illinois 60064-6048. Due to space limitations, Reservation Forms must be received before April 17, 2009. An admission card, along with a form of photo identification, admits one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

To avoid a delay in the receipt of your admission card, do not return this form with your proxy card or mail it in the enclosed business envelope.

Using a black ink pen, mark your votes with an X as shown in    ☒
 this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

—IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,
DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.—

Telephone and Internet Voting Instructions—You can vote by telephone OR Internet! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

  •
  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any
  time on a touch tone telephone. There is   NO CHARGE to you for the call.

  •
  Follow the simple instructions provided by the recorded message.

To vote using the Internet

  •
  Go to the following web site: www.investorvote.com

  •
  Enter the information requested on your computer screen and follow the simple instructions.

The Board of Directors recommends that you vote FOR Items 1, 2, 3, and 4

1.
Election of 13 Directors

Nominees: (01) R.J. Alpern, (02) R.S. Austin , (03) W.M. Daley, (04) W.J. Farrell, (05) H.L. Fuller,
(06) W.A. Osborn, (07) D.A.L. Owen, (08) W.A. Reynolds, (09) R.S. Roberts, (10) S.C. Scott III, (11) W.D. Smithburg, (12) G.F. Tilton, and (13) M.D. White

☐ To Vote FOR All Nominees                ☐ To WITHHOLD Vote From All Nominees

☐ For, except vote withheld from the above nominee(s)

2.
Approval of the Abbott Laboratories 2009 Incentive Stock Program                ☐ For        ☐ Against        ☐ Abstain

3.
Approval of the Abbott Laboratories 2009 Employee Stock Purchase Plan for Non-U.S. Employees                 ☐ For        ☐ Against        ☐ Abstain

4.
Ratification of Deloitte & Touche LLP as auditors                ☐ For        ☐ Against        ☐ Abstain

The Board of Directors recommends that you vote AGAINST Items 5, 6, and 7.

5.
Shareholder Proposal—Animal Testing                ☐ For        ☐ Against        ☐ Abstain

6.
Shareholder Proposal—Health Care Principles                ☐ For        ☐ Against        ☐ Abstain

7.
Shareholder Proposal—Advisory Vote                        ☐ For        ☐ Against        ☐ Abstain

—IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,
DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.—

Proxy—Abbott Laboratories

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies, acknowledges receipt of the Notice and Proxy Statement dated March 13, 2009, in connection with the Annual Meeting of Shareholders of Abbott Laboratories to be held at 9:00 a.m. on April 24, 2009, at the corporation's headquarters, and hereby appoints MILES D. WHITE and LAURA J. SCHUMACHER, or either of them, proxy for the undersigned, with power of substitution, to represent and vote all shares of the undersigned upon all matters properly coming before the Annual Meeting or any adjournments thereof.

If the undersigned is a participant in the Abbott Laboratories Stock Retirement Plan, then this card also instructs the plan's Investment Committee to vote as specified at the 2009 Annual Meeting of Shareholders, and any adjournments thereof, all shares of Abbott Laboratories held in the undersigned's plan account upon the matters indicated and in their discretion upon such other matters as may properly come before the meeting.

INSTRUCTIONS: This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Items 1, 2, 3, and 4 and AGAINST Items 5, 6, and 7 and in accordance with the judgment of the proxy holders on any other matters that are properly brought before the meeting.

(Important—Please sign and date below)

Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
Each joint tenant should sign; executors, administrators, trustees, etc. should give full title and, where more than one is named, a majority should sign.
 Please read other side before signing.

Date (mm/dd/yyyy)—Please print date below.

Signature 1—Please keep signature within the box.

Signature 2—Please keep signature within the box.